UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Liberty Media Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIBERTY MEDIA CORPORATION 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5400

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2026 annual meeting of stockholders of Liberty Media Corporation to be held at 11:45 a.m., Mountain time, on May 11, 2026. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2026. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Media.
Very truly yours,
Derek Chang
President and Chief Executive Officer
March   , 2026
The Notice of Internet Availability of Proxy Materials is first being mailed on or about March   , 2026, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty Media Corporation (Liberty Media). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
May 11, 2026, at 11:45 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2026	5:00 p.m., New York City time, on March 23, 2026
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1	A proposal (which we refer to as the election of directors proposal) to elect Derek Chang, Evan D. Malone and Larry E. Romrell to continue serving as Class I members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	14
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.	FOR	33
3	A proposal (which we refer to as the conversion proposal) to approve the adoption of a resolution of our Board of Directors approving the conversion of Liberty Media to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with applicable law and the Plan of Conversion, including the adoption of new Articles of Incorporation under Nevada law.	FOR	36
4	A proposal (which we refer to as the adjournment proposal) to approve one or more adjournments of the annual meeting by Liberty Media from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the conversion proposal at the time of such adjournment or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.	FOR	69
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE
Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
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Series A Liberty Formula One common stock

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Series B Liberty Formula One common stock

These holders will vote together as a single class on each proposal.
Holders of record of our Series C Liberty Formula One common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for ten days ending on the day before the meeting date. If you have any questions with respect to accessing this list, please contact Liberty Media Investor Relations at (877) 772-1518.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 11, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
March   , 2026
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

21CF	Twenty-First Century Fox, Inc.
Ascent	Ascent Capital Group, Inc.
Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
BAFTAs	British Academy of Film and Television Arts
Braves Holdings	Braves Holdings, LLC
Charter	Charter Communications, Inc.
CME	RBC’s Capital Markets’ Communications, Media & Entertainment Group
Delta Topco	Delta Topco Limited (the parent company of Formula 1)
DHC	Discovery Holding Company (predecessor of Discovery Communications)
Discovery	Discovery, Inc. (formerly Discovery Communications) (Warner Bros. Discovery’s predecessor)
Discovery Communications	Discovery Communications, Inc.
GCI Liberty	GCI Liberty, Inc.
LGI	Liberty Global, Inc. (LGL’s predecessor)
LGL	Liberty Global Ltd. (formerly Liberty Global plc)
Liberty Broadband	Liberty Broadband Corporation
Liberty Expedia	Liberty Expedia Holdings, Inc.
Liberty Live Holdings	Liberty Live Holdings, Inc.
Liberty Media	Liberty Media Corporation (including predecessors)
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
LMI	Liberty Media International, Inc. (LGI’s predecessor)
Mercer	Mercer (US) Inc.
MotoGP	MotoGP Sports Entertainment Group, S.L. (formerly Dorna Sports, S.L.)
Old GCI Liberty	GCI Liberty, Inc. (former company from 2018 to 2020)
QVC Group	QVC Group, Inc. (formerly Qurate Retail, Inc.)
Quint	QuintEvents, LLC
RBC	Royal Bank of Canada
Scripps	Scripps Network Interactive, Inc.
Sirius XM	Sirius XM Holdings Inc.
TCI	Tele-Communications, Inc.
Tripadvisor	Tripadvisor, Inc.
Vanguard	Vanguard Group Inc.
Warner Bros. Discovery	Warner Bros. Discovery, Inc.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the expected benefits of the conversion proposal, business strategies and initiatives and their expected benefits and other matters that are not historical facts. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could” or similar terminology. These statements are based upon management’s current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, our inability to complete the conversion due to the failure to obtain the required stockholder approvals, potential litigation relating to the conversion, costs, charges and expenses relating to the conversion, the possibility that the anticipated benefits from the conversion cannot be realized in the near term or at all, consumer demand for live entertainment and sporting events, regulatory matters affecting our businesses, geopolitical unrest, the unfavorable outcome of future litigation, the failure to realize benefits of acquisitions, failure of third parties to perform, and changes in law. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (the SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 26, 2026 (the 2025 Form 10-K), and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?
• 2025 Year in Review • Voting Roadmap on pages 3 – 4 • The conversion proposal and the related adjournment proposal on pages 36 and 69, respectively
ABOUT OUR COMPANY
Liberty Media, through its subsidiaries, is primarily engaged in the motorsport and live entertainment industries with events held worldwide. Our most significant subsidiaries include Delta Topco (the parent company of Formula 1) and MotoGP.
In December 2025, we completed the split-off of our former Liberty Live Group and, as a result, no longer have a tracking stock structure.
2025 YEAR IN REVIEW

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F1 had another year of record revenue and Adjusted OIBDA(1) in 2025, with total revenue up 14% year-over-year led by 10% growth in sponsorship revenue

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Successfully signed Concorde Agreement with all teams and the FIA through 2030

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F1 The Movie opened globally and generated nearly $630 million in global box office, becoming Apple’s largest movie to-date; the film earned 4 Oscar nominations and won Best Sound at the BAFTAs

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Renewed and extended with multiple promoter partners, including Mexico, Canada, Austria, Barcelona-Catalunya, Miami, Austin, Azerbaijan and Monaco and announced the return of Portugal to the calendar in 2027

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Made significant progress on commercial agreements with new partners including PepsiCo, Standard Chartered, PWC and Barilla Pasta and renewed with existing partners including MSC Cruises and Heineken

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Signed landmark partnership with Apple to become F1’s media rights partner in the U.S.

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Renewed media rights agreements in multiple territories including the United States, pan-Asia, Canada, Brazil, Latin America, Mexico, New Zealand, Japan and India

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Entered into new licensing agreements with Disney, Pottery Barn Kids, Pottery Barn Teen and Hello Kitty x F1 Academy

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2025 saw record season attendance of over 6.7 million, up 4% year-over-year

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1.6 billion cumulative TV viewers, 115 million social media followers and YouTube highlights views increased 21% year-over-year in 2025

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Opened Grand Prix Plaza in Las Vegas in May

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The Las Vegas Grand Prix sold out, with weekend attendance of over 300,000

LIBERTY MEDIA CORPORATION / 1

Proxy Summary

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Completed acquisition of MotoGP on July 3rd

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Refinanced MotoGP debt facilities with extended maturities and reduced interest rates

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Renewed promoter agreements with Japanese Grand Prix, Catalonia, Valencia, France, Germany, San Marino and Thailand

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Announced new agreement for the Australia Grand Prix to be held in Adelaide starting in 2027, representing the first race held in a city center

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Renewed with Sky Italia through 2027

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Extended Motul and Liqui Moly partnership and announced new sponsorship deal with Repsol for Moto2 and Moto3

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2025 fan attendance of over 3.66 million, up 21% year-over-year

(1)
For a definition of Adjusted OIBDA, as well as a reconciliation of Adjusted OIBDA to operating income (loss), see the 2025 Form 10-K.

Our Defining Attributes
FORWARD-LOOKING We invest in premium sports and live entertainment businesses with significant growth potential and provide strategic support to their management teams.	NIMBLE We maintain a lean corporate structure that enables decisive action, creative transaction structuring and opportunistic capital deployment.
FINANCIALLY SOPHISTICATED We bring deep experience in complex transactions, capital markets execution, and disciplined capital allocation across global operating platforms.	LONG-TERM FOCUSED We steward premium global franchises with a multiyear strategic lens, investing for sustained growth rather than reacting to short-term market volatility.
STOCKHOLDER CENTRIC We think like owners. Our leadership team is aligned with stockholders through meaningful equity ownership and performance-based compensation tied to long-term value creation.
2 / 2026 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 14)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 14 – 21 for further information.

OUR DIRECTOR NOMINEES
DEREK CHANG
Director Since: 2021	Committee(s): Executive
President and Chief Executive Officer since February 2025

Mr. Chang brings to our Board extensive knowledge of media, entertainment and sports industries across all global markets with particular focus on the US and Asia Pacific. He brings considerable operating and financial expertise from his leadership roles and operational experience from his policy making positions at NBA China, DIRECTV, Scripps and Charter.

EVAN D. MALONE
Director Since: 2011

Dr. Malone brings an applied science and engineering perspective to our Board. Dr. Malone’s perspectives assist our Board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists our Board in evaluating strategic opportunities.

LARRY E. ROMRELL
Director Since: 2011 Independent Director	Committee(s): Audit, Compensation

Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

CURRENT BOARD OF DIRECTORS AT A GLANCE

LIBERTY MEDIA CORPORATION / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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Separate Chairman of the Board and Chief Executive Officer

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2025

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy and Human Rights Policy) which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

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Collaborative approach to enhancing sustainability practices

Proposal 2: Auditors Ratification Proposal (see page 33)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees and has significant industry and financial reporting expertise. See pages 33 – 34 for further information.

Proposal 3: Conversion Proposal (see page 36)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR the conversion of Liberty Media from a Delaware corporation to a Nevada corporation because it is expected to result in savings to Liberty Media over the long term, provide Liberty Media with more predictability and certainty in decision making, reduce the risk of opportunistic litigation and may help Liberty Media attract and retain qualified management. See pages 36 – 68 for further information.

Proposal 4: Adjournment Proposal (see page 69)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it will allow the company to permit further solicitation of proxies if necessary or appropriate. See page 69 for further information.

4 / 2026 PROXY STATEMENT

Proxy Summary
SUSTAINABILITY HIGHLIGHTS
At Liberty Media, we believe that we can have the largest impact, and unlock the greatest value, through a collaborative approach to sustainability issues. This approach reflects a sustainability partnership across our portfolio of assets.
Individual companies within our company’s portfolio of assets provide reporting on sustainability matters that are most relevant to their respective businesses.

This approach to sustainability is underpinned by four core values:
EMPOWER AND VALUE OUR PEOPLE	CONTINUOUS PURSUIT OF EXCELLENCE	CREATE OPTIONALITY AND BE NIMBLE	ACT LIKE OWNERS
By applying this mindset, we leverage best practices, share resources, develop priorities and pursue sustainable long-term value creation at the Liberty level and across our portfolio of assets:
Oversight and Support
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Top-down sustainability oversight across our portfolio of assets

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Board-level engagement on material sustainability issues

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Active investor engagement to understand expectations

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Ongoing monitoring of industries’ sustainability best practices

See “Corporate Governance—Board Role in Risk Oversight”

Scale and Synergies	• Risk management and opportunity capture • Disclosure practices conveyed proactively • Policy library as a resource for all companies
LIBERTY MEDIA CORPORATION / 5

Proxy Summary

Our Sustainability Pillars:

ENVIRONMENTAL STEWARDSHIP	COMMUNITY COMMITMENT

We recognize climate change and adverse impacts on the natural world are among the most pressing challenges facing humanity today. Environmental sustainability has implications for markets, and our investors. Moreover, how we manage our environmental impact matters to our employees, our customers, our business partners, and our other stakeholders.

We are privileged to operate in many communities, and we take seriously our role as a leader and partner within, and contributor to, these communities.
Through our businesses, our charitable giving and volunteerism, and our broader community relations, we strive to connect with and serve our local communities, for the benefit of our employees, businesses, customers, and neighbors.

TALENT & CULTURE	ETHICS & INTEGRITY

We believe that the ability to engage a dynamic and thoughtful workforce is key to creating value. We nurture a company culture where everyone can unlock their full potential, both at our company and across our portfolio of businesses. Additionally, our focus on recruitment, development and succession planning, and fair labor practices are key focal points of our human capital strategy.

Our Board of Directors and leadership team lead with principle and integrity and expect each of our companies to do the same. This means aligning their business strategies with the long-term interests of all their stakeholders, including customers, employees, regulators, and the general public.

6 / 2026 PROXY STATEMENT

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include, for Mr. Wendling and Ms. Wilm, significant performance-based bonuses and, for Messrs. Chang and Wendling and Ms. Wilm, significant equity incentive awards, including equity awards that vest multiple years after initial grant.
We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of our company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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We review our executives’ base salaries on an annual basis.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2026 Annual Meeting of Stockholders to be held at 11:45 a.m., Mountain time, on May 11, 2026, or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2026. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement.
LIBERTY MEDIA CORPORATION / 7

Proxy Summary
We are soliciting proxies from holders of our Series A Liberty Formula One common stock, par value $0.01 per share (FWONA), and Series B Liberty Formula One common stock, par value $0.01 per share (FWONB). The holders of our Series C Liberty Formula One common stock, par value $0.01 per share (FWONK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to FWONA and FWONB, our common stock entitled to vote at the annual meeting, together as our voting stock. We refer to FWONA, FWONB and FWONK together as our common stock.
8 / 2026 PROXY STATEMENT

THE ANNUAL MEETING
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about March   , 2026. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 11, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-800-579-1639. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8415 (outside the United States (303) 562-9273). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 11:45 a.m., Mountain time, on May 11, 2026. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2026. To enter the annual meeting, you will need the 16-digit control number
LIBERTY MEDIA CORPORATION / 9

THE ANNUAL MEETING
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website, Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/LMC2026. If we experience technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), we will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/LMC2026.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
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the election of directors proposal, to elect Derek Chang, Evan D. Malone and Larry E. Romrell to continue serving as Class I members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal;

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026;

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the conversion proposal, to approve the adoption of the resolution of the Board of Directors of Liberty Media approving the conversion of Liberty Media to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with applicable law and the plan of conversion, including the adoption of new Articles of Incorporation under Nevada law; and

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the adjournment proposal, to approve one or more adjournments of the annual meeting by Liberty Media from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the conversion proposal at the time of such adjournment or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR each director nominee and FOR each of the auditors ratification proposal, the conversion proposal, and the adjournment proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of a majority in total voting power of the outstanding shares of our voting stock outstanding on the record date (as defined below) must be present or represented by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
10 / 2026 PROXY STATEMENT

THE ANNUAL MEETING
WHO MAY VOTE
Holders of shares of FWONA and FWONB, as recorded in our stock register as of 5:00 p.m., New York City time, on March 23, 2026 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors proposal will be elected to office.
Approval of each of the auditors ratification proposal and the adjournment proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.
Approval of the conversion proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of shares of FWONA and FWONB outstanding as of the record date and entitled to vote on the conversion proposal at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of FWONA will have one vote per share, and holders of shares of FWONB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of FWONK will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date,      shares of FWONA and      shares of FWONB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date,      and      record holders of FWONA and FWONB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of FWONA and FWONB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2026. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log
LIBERTY MEDIA CORPORATION / 11

THE ANNUAL MEETING
onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our voting stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” each director nominee and “FOR” the auditors ratification proposal, the conversion proposal and the adjournment proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” each of the auditors ratification proposal, the conversion proposal and the adjournment proposal. If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum. Your failure to vote will have no effect on determining whether the director nominees are approved, the auditors ratification proposal is approved or if the adjournment proposal is approved (if a quorum is present), but it will have the same effect as a vote “AGAINST” the conversion proposal.
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal and the conversion proposal, each as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our voting stock present and entitled to vote for purposes of determining a quorum but will have no effect on each of the election of directors proposal, the auditors ratification proposal or the adjournment proposal (if a quorum is present) but will count as a vote “AGAINST” the conversion proposal. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of FWONA or FWONB or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 10, 2026 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse
12 / 2026 PROXY STATEMENT

THE ANNUAL MEETING
brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions. We have also retained D.F. King & Co., Inc. (D.F. King) to assist in the solicitation of proxies at a cost of $12,500, plus disbursements and we agree to indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Media Investor Relations at (877) 772-1518 or Broadridge at (888) 789-8415 (outside the United States (303) 562-9273) or our proxy solicitor, D.F. King, at (212) 269-5550 (brokers and banks only) or (800) 207-2872 (toll free).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2026 which will take place on May 11, 2026. Based solely on the date of our 2026 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on November 27, 2026 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2027 (the 2027 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than January 11, 2027 and not later than February 10, 2027 to be considered for presentation at the 2027 annual meeting. We currently anticipate that the 2027 annual meeting will be held during the second quarter of 2027. If the 2027 annual meeting takes place more than 20 days before or 70 days after May 11, 2027 (the anniversary of the 2026 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2027 annual meeting is communicated to stockholders or public disclosure of the date of the 2027 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2027 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty Media nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than March 12, 2027.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertymedia.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of the 2025 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the 2025 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY MEDIA CORPORATION / 13

Proposal 1 – The Election of Directors Proposal
Proposal 1 – The Election of Directors Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Derek Chang, Evan D. Malone and Larry E. Romrell to continue serving as Class I members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of eight directors, divided among three classes. Our Class I directors, whose term will expire at the 2026 annual meeting, are Derek Chang, Evan D. Malone and Larry E. Romrell. These directors are nominated for election to our Board to continue serving as Class I directors, and we have been informed that Messrs. Chang, Malone and Romrell are each willing to continue serving as a director of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2029. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2027, are Chase Carey, Brian M. Deevy and Andrea L. Wong. Our Class Ill directors, whose term will expire at the annual meeting of our stockholders in the year 2028, are Robert R. Bennett and M. Ian G. Gilchrist.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the three nominees for election as directors at the annual meeting and the five directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Chang, Malone and Romrell, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors proposal is required to elect each of Messrs. Chang, Malone and Romrell as a Class I member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

14 / 2026 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class I directors who will stand for election this year
DEREK CHANG	2021	M				—
EVAN D. MALONE	2011					1
LARRY E. ROMRELL	2011		M		M	1
Class II directors who will stand for election in 2027
BRIAN M. DEEVY	2015				C	1
CHASE CAREY	2025	M				1
ANDREA L. WONG	2011		M	C		2
Class III directors who will stand for election in 2028
ROBERT R. BENNETT (BOARD CHAIRMAN)	2011	M				1
M. IAN G. GILCHRIST	2011		C	M	M	—

(1)
Does not include service on the Board of Directors of QVC Group, GCI Liberty, Liberty Broadband, or Liberty Live Holdings. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

C = Chairperson	M = Member	= Independent

LIBERTY MEDIA CORPORATION / 15

Proposal 1 – The Election of Directors Proposal
DIRECTOR SKILLS AND EXPERIENCE

ENTERTAINMENT, MEDIA & SPORT
100%
TELECOMMUNICATIONS
50%
OPERATIONS AND MANAGEMENT
63%
STRATEGIC OVERSIGHT
100%
SUSTAINABILITY
100%
RISK MANAGEMENT
88%
ACCOUNTING & FINANCE
75%
EXECUTIVE LEADERSHIP
88%
PUBLIC BOARD EXPERIENCE
100%

16 / 2026 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
NOMINEES FOR ELECTION AS DIRECTORS
Derek Chang	President and Chief Executive Officer Director Since: March 2021 Age: 58 Committees: Executive
Mr. Chang brings to our Board extensive knowledge of media, entertainment and sports industries across all global markets with particular focus on the US and Asia Pacific. He brings considerable operating and financial expertise from his leadership roles and operational experience from his policy making positions at NBA China, DIRECTV, Scripps and Charter.

Professional Background:
•
President and Chief Executive Officer of our company since February 2025

•
Cofounder and director of EverPass Media, LLC since April 2023; Executive Chairman from April 2023 to January 2025

•
Chief Executive Officer of Friend MTS Ltd., a provider of content security technology, cloud video security services and related applications to media, from May 2021 to December 2021

•
Chief Executive Officer of NBA China, from June 2018 to May 2020

•
Head of International Lifestyle Channels from July 2016 to April 2018 and Managing Director of Asia Pacific operations from April 2013 to July 2016 for Scripps, a media company until its merger with Discovery Communications

•
Executive Vice President of Content Strategy and Development of DIRECTV (and its predecessor, The DirecTV Group, Inc.), a television service provider, from March 2006 to January 2013

•
Executive Vice President—Finance and Strategy of Charter, a cable television and broadband services provider, from December 2003 to April 2005 and as its interim Co-Chief Financial Officer from August 2004 to April 2005

•
Executive Vice President—Development of the Yankees Entertainment and Sports Network, a pay television company that broadcasts New York Yankees baseball and Brooklyn Nets basketball games, from its inception in 2001 to January 2003

•
Director of Playfly Sports, LLC from February 2023 to January 2025

•
Director of Professional Fighters League from June 2021 to February 2023

Public Company Directorships:
•
Liberty Live Holdings (December 2025 – present)

•
Liberty Broadband (May 2025 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Isos Acquisition Corp. (March 2021 – December 2021)

•
Vobile Group Limited (July 2020 – June 2021)

•
STARZ (January 2013 – June 2013)

LIBERTY MEDIA CORPORATION / 17

Proposal 1 – The Election of Directors Proposal
Evan D. Malone	Director Since: September 2011 Age: 55
Dr. Malone brings an applied science and engineering perspective to our Board. Dr. Malone’s perspectives assist our Board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists our Board in evaluating strategic opportunities.

Professional Background:
•
President of NextFab Studio, LLC, a provider of manufacturing-related technical training, product development, and business acceleration services, since June 2009

•
CEO of NextFab Ventures, a venture capital firm which invests in early-stage physical technology companies, since April 2024

•
President of Solid Product Design, a product development consultancy, since December 2024

•
Applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001

•
Director and president of the NextFab Foundation, an IRS 501(c)(3) private operating foundation, which provides manufacturing-related technology and education to communities affected by economic or humanitarian distress, since November 2016

Public Company Directorships: • QVC Group (August 2008 – present) Non-Liberty Public Company Directorships: • Sirius XM (May 2013 – present) Former Public Company Directorships: None
Larry E. Romrell	Director Since: September 2011 Age: 86 Committees: Audit; Compensation Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

Professional Background:
•
Held numerous executive positions with TCI from 1991 to 1999

•
Previously held various executive positions with Westmarc Communications, Inc., a subsidiary of TCI engaged in the cable television and common carrier microwave communications businesses

Public Company Directorships:
•
GCI Liberty (July 2025 – present)

Non-Liberty Public Company Directorships:
•
LGL (July 2013 – present)

Former Public Company Directorships:
•
QVC Group (March 1999 – September 2011; December 2011 – June 2025)

•
Liberty TripAdvisor (August 2014 – April 2025)

•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

18 / 2026 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2027
Brian M. Deevy	Director Since: June 2015 Age: 70 Committees: Audit (Chair) Independent Director
Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

Professional Background:
•
Head of RBC CME Group until June 2015

•
Responsible for strategic development of the RBC CME Group’s business (including mergers & acquisitions, private equity and debt capital formation and financial advisory engagements)

•
Chairman and Chief Executive Officer of Daniels & Associates, L.P. (investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007)

•
Prior to joining Daniels & Associates, L.P., RBC Daniels, L.P.’s predecessor, was with Continental Illinois National Bank

•
Director of the Daniels Fund (2003 – present)

•
Director of the U.S. Olympic and Paralympic Foundation (2016 – 2024)

Public Company Directorships:
•
GCI Liberty (July 2025 – present)

Non-Liberty Public Company Directorships:
•
Atlanta Braves Holdings (July 2023 – present)

Former Public Company Directorships:
•
Trine II Acquisition Corp. (November 2021 – May 2023)

•
Ascent (November 2013 – May 2016)

•
Ticketmaster Entertainment, Inc. (August 2008 – January 2010)

Chase Carey	Director Since: January 2025 Age: 72 Committees: Executive Independent Director
Mr. Carey is a key advisor to our company and our Board, with extensive executive experience and operational expertise in the cable, media and sports industries. Having served in a variety of leadership positions at 21CF and as the former Chairman and Chief Executive Officer of Formula 1, Mr. Carey provides our Board with a wealth of expertise and a broad and deep understanding of our company and its operations.

Professional Background:
•
Chief Executive Officer Formula 1 from 2017 to 2021, Chairman from 2016 to 2022

•
Various roles with 21CF, an entertainment and media company, including as Vice Chairman of the 21CF Board of Directors from July 2016 to March 2019, Executive Vice Chairman from July 2015 to June 2016, President and Chief Operating Officer and Deputy Chairman from 2009 to June 2015, Co-Chief Operating Officer from 1996 to 2002 and a consultant from 2016 to 2018 and Director from 1996 to 2007

•
Chief Executive Officer and President of DIRECTV, a television service provider, from 2003 to 2009

•
Sky plc Board of Directors from 2003 to 2009 and 2013 to 2018

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Fox Corporation (March 2019 – present)

Former Public Company Directorships:
•
21CF (2009 – 2019)

•
Saban Capital Acquisition Corp. (2016 – 2019)

•
DIRECTV (2003 – 2009)

LIBERTY MEDIA CORPORATION / 19

Proposal 1 – The Election of Directors Proposal
Andrea L. Wong	Director Since: September 2011 Age: 59 Committees: Nominating and Corporate Governance (Chair); Compensation Independent Director
Ms. Wong brings to our Board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our Board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

Professional Background:
•
President, International Production for Sony Pictures Television Inc., a leading television content provider, producer and distributer, and President, International for Sony Pictures Entertainment, Inc., a film entertainment company, from September 2011 to March 2017

•
President and Chief Executive Officer of Lifetime Entertainment Services, an entertainment and media company, from 2007 to April 2010

•
Served as an Executive Vice President with ABC, Inc., a subsidiary of The Walt Disney Company, from 2003 to 2007

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Hudson Pacific Properties, Inc. (August 2017 – present)

•
Roblox Corporation (August 2020 – present)

Former Public Company Directorships:
•
QVC Group (April 2010 – May 2025)

•
Oaktree Acquisition Corp. II (September 2020 – June 2022)

•
Oaktree Acquisition Corp. (July 2019 – January 2021)

•
Social Capital Hedosophia Holdings Corp. (September 2017 – October 2019)

•
Hudson’s Bay Company (September 2014 – March 2020)

20 / 2026 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2028
Robert R. Bennett	Chairman of the Board Director Since: September 2011; Vice Chairman from January 2025 – December 2025; Chairman since January 2026 Age: 67 Committees: Executive
Mr. Bennett brings to our Board in-depth knowledge of the media and telecommunications industry generally and our corporate history specifically. He has experience in significant leadership positions with our predecessor, especially as a past Chief Executive Officer and President, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

Professional Background:
•
Chairman of our company since January 2026; Vice Chairman from January 2025 – December 2025; Director since 2011

•
Chairman of Liberty Live Holdings since December 2025

•
Managing Director of Hilltop Investments LLC, a private investment company, since 2005

•
Chief Executive Officer of the predecessor to Liberty Media (Old Liberty) from April 1997 to August 2005 and its President from April 1997 to February 2006; held various executive positions with Old Liberty from 1991 to 1997

Public Company Directorships:
•
Liberty Live Holdings (December 2025 – present)

Non-Liberty Public Company Directorships:
•
Flutter Entertainment plc (July 2024 – present)

Former Public Company Directorships:
•
HP, Inc. (July 2013 – April 2025)

•
Warner Bros. Discovery (April 2022 – March 2023)

•
Discovery (September 2008 – April 2022)

•
Old Liberty (September 1994 – December 2011)

•
Demand Media, Inc. (January 2011 – February 2014)

•
Sprint Corporation (October 2006 – November 2016)

•
DHC (May 2005 – September 2008)

M. Ian G. Gilchrist	Director Since: September 2011 Age: 76 Committees: Audit; Compensation (Chair); Nominating and Corporate Governance Independent Director
Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 36 years as an investment banker and financial analyst. Mr. Gilchrist brings to our Board significant financial expertise and a unique perspective on our company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

Professional Background:
•
Director and President of Trine Acquisition Corp., a special purpose acquisition company, from March 2019 to December 2020

•
Various officer positions including Managing Director at Citigroup Inc., a global financial services company, and Salomon Brothers Inc., a financial services company, from 1995 to 2008, CS First Boston Corporation, the former investment banking affiliate of Credit Suisse, from 1988 to 1995, and Blyth Eastman Paine Webber, a former investment bank, from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated, a former investment bank, from 1976 to 1982

•
Previously worked in the venture capital field and as an investment analyst

Public Company Directorships:
•
QVC Group (July 2009 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Trine Acquisition Corp. (March 2019 – December 2020)

•
Ackerley Communications Inc. (1995 – 2000)

LIBERTY MEDIA CORPORATION / 21

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Chase Carey, Brian M. Deevy, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in sports, media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our Board is also chronologically diverse with our members’ ages spanning four decades. For more information on our policies with respect to Board candidates, see
“—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of eight directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
22 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). Robert R. Bennett holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. Derek Chang, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks, significant business risk, including operational, data privacy and cybersecurity risks, and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, and community relations.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to our directors, officers, and employees of Liberty Media, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at
https://www.libertymedia.com/investors/governance/governance-documents.
INSIDER TRADING POLICY
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, our company has adopted an Insider Trading Policy which governs among other things, the purchase, sale and other dispositions of our company’s securities, including by our directors, officers and employees. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Because our Insider Trading Policy and procedures are designed to address transactions in our company’s securities by our directors, officers, and employees, we do not have formal insider trading policies or procedures that govern our purchase of our company’s securities. A copy of our Insider Trading Policy is filed as Exhibit 19 to the 2025 Form 10-K.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
LIBERTY MEDIA CORPORATION / 23

CORPORATE GOVERNANCE
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2025 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by our nominating and corporate governance committee), can be found on our website at www.libertymedia.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
AUDIT COMMITTEE OVERVIEW

4 meetings in 2025
Chair
Brian M. Deevy
Other Members
M. Ian G. Gilchrist*
Larry E. Romrell
*Our Board of Directors has determined that Mr. Gilchrist is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 35

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Members Robert R. Bennett Chase Carey Derek Chang Former Member John C. Malone (prior to January 2026)
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock.
No meetings of the executive committee were held in 2025.

24 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE OVERVIEW
7 meetings in 2025 Chair M. Ian G. Gilchrist Other Members Larry E. Romrell Andrea L. Wong Compensation Committee Report, page 82
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company’s executives. The committee’s functions include, among other things:
•
Review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers;

•
Review and approve the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Administrative Officer, Chief Accounting Officer and Principal Financial Officer;

•
Oversee the compensation of the chief executive officers of our non-public operating subsidiaries;

•
Make recommendations to the Board and administer any incentive-compensation plans and equity-based plans; and

•
Prepare a report for our annual proxy statement.

For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2025 Chair Andrea L. Wong Other Members M. Ian G. Gilchrist Former Member Robert R. Bennett (prior to January 2026)
The nominating and corporate governance committee functions include, among other things:
•
Develop qualification criteria for selecting director candidates and identify individuals qualified to become Board members consistent with such criteria established or approved by our Board of Directors from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

LIBERTY MEDIA CORPORATION / 25

CORPORATE GOVERNANCE
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and personal characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s historic and current ownership interests in other public companies, our company and our Board value the positions of certain of our directors and members of management hold on the boards of these entities, as they provide our company with unique insight and input into those businesses and their operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among our company, QVC Group, GCI Liberty, Liberty Broadband and Liberty Live Holdings, including the collaborative approach to addressing and better managing the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “—Our Board at a Glance” above). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

26 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number and class of shares of our common stock, directly or indirectly, owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, agreement, arrangement or understanding between (or on behalf of) the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation that the Proposing Person and candidate is not subject to, nor will enter into, any voting or other agreement that has not been disclosed to the company and that could limit or interfere with such candidate’s ability to comply with their fiduciary duties;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and the accompanying proxy card and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration);

•
a written questionnaire completed and signed by the candidate with respect to the background, qualifications and independence of the candidate and the background of the proposing stockholder, Proposing Person or any Stockholder Associated Person;

•
reasonable evidence that such Proposing Person has met the requirements of Rule 14a-19(a)(3) of the Exchange Act, if the Proposing Person provides notice pursuant to Rule 14a-19(b) of the Exchange Act; and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last twelve months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

LIBERTY MEDIA CORPORATION / 27

CORPORATE GOVERNANCE
In connection with its evaluation, the nominating and corporate governance committee may request additional information from the Proposing Person and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2025, there were seven meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Eight of our nine directors then-serving attended our 2025 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Media Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2025, the independent directors of our company, then serving, met at four executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Media Corporation, c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Chase Carey, Brian M. Deevy, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong.
28 / 2026 PROXY STATEMENT

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of our company is paid an annual fee for 2026 of $277,225 (which, in 2025, was $269,150) (which we refer to as the director fee), of which $132,200 ($128,350 in 2025) is payable in cash (the cash retainer fee) and the balance is payable in restricted stock units (RSUs) or options to purchase shares of our company’s non-voting common stock. For service on our Board in 2026 and 2025, each director was permitted to elect to receive $145,025 and $140,800, respectively, of his or her director fee in RSUs or options, or a combination of both, to purchase shares of our non-voting common stock. The awards issued to our Board of Directors with respect to service on our Board in 2026 were issued in December 2025. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2025.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2026 and 2025, with each member thereof receiving an additional annual fee of $30,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $40,000, $20,000 and $20,000, respectively, for his or her participation on that committee. Each member of our executive committee who is not an employee of our company receives an additional annual fee of $10,000 for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Our Vice Chairman received the nonemployee director fees described above plus an additional annual fee of $20,000. Once Mr. Bennett was no longer a non-employee director, he was granted the options described in “—Robert R. Bennett Option Grants” below. From January 1, 2025 through January 31, 2025, Mr. Chang received the director compensation described above and, beginning on February 1, 2025, in connection with his appointment as our President and Chief Executive Officer, (1) Mr. Chang began receiving the compensation as set forth in the CEO Offer Letter (as defined below) and (2) the equity awards granted to him as a nonemployee director in December 2024 were cancelled in connection with his Chief Executive Officer compensation package, as described in “Executive Compensation—Compensation Discussion and Analysis”.
Mr. Carey was appointed as a director effective January 1, 2025, which was after the RSUs and options with respect to service on our Board in 2025 were issued. As a result, on May 12, 2025, Mr. Carey was granted 1,254 RSUs with respect to FWONK and 437 RSUs with respect to our former Series C Liberty Live common stock, par value $0.01 per share (LLYVK), which represents the portion of Mr. Carey’s director fee, payable in RSUs or options for 2025. These RSUs vested on December 6, 2025, in line with the vesting date of our other directors for awards granted to them in December 2024 for service in 2025.
EQUITY INCENTIVE PLAN
Awards granted to our nonemployee directors under the Liberty Media Corporation 2022 Omnibus Incentive Plan (the 2022 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant nonemployee directors the awards described below and to determine the terms and conditions under which any awards are made. The 2022 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options (options or stock options), stock appreciation rights (SARs), restricted shares, RSUs and cash awards or any combination of the foregoing under the 2022 incentive plan.
Pursuant to the 2022 incentive plan, our company may grant awards in respect of a maximum of 12,304,566 shares of our common stock plus the shares remaining available for awards under the prior Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended (the 2017 incentive plan), as of close of business on May 24, 2022, the effective date of the 2022 incentive plan. Any forfeited shares from the 2017 incentive plan shall also be available again under the 2022
LIBERTY MEDIA CORPORATION / 29

Director Compensation
incentive plan. Available shares are subject to anti-dilution and other adjustment provisions of the 2022 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of $1 million. Shares of our common stock issuable pursuant to awards made under the 2022 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market.
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2022 incentive plan, we granted the following RSU awards in December 2025:
Name	# of FWONK RSUs
Chase Carey	1,441
Brian M. Deevy	721
Andrea L. Wong	1,441
These RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
DIRECTOR OPTION GRANTS
Pursuant to our director compensation policy described above and the 2022 incentive plan, we granted the following stock option awards in December 2025:
Name	# of FWONK Options	Exercise Price ($)
Brian M. Deevy	2,316	92.29
M. Ian G. Gilchrist	4,633	92.29
Evan D. Malone	4,633	92.29
Larry E. Romrell	4,633	92.29
These options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the Board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
ROBERT R. BENNETT OPTION GRANTS
In connection with Mr. Bennett’s previously announced appointment to Executive Chairman of the Board, effective January 1, 2026, and Executive Chairman of the board of directors of Liberty Live Holdings, effective December 15, 2025, on December 3, 2025, Mr. Bennett was granted 400,000 options with respect to FWONB and 100,000 options with respect to our former Series A Liberty Live common stock, par value $0.01 per share (LLYVA), which would have been forfeited had Mr. Bennett not assumed the role of Executive Chairman of the Board or Executive Chairman of Liberty Live Holdings’ board of directors, respectively. Such options have an exercise price of $85.09 and $78.57, respectively, and vest equally in five annual installments beginning on December 3, 2026, subject to Mr. Bennett’s continued service. These options granted to Mr. Bennett expire on the seventh anniversary of the grant date. In the event Mr. Bennett’s employment is terminated by our company or Liberty Live Holdings, as applicable, other than for cause (as defined in the applicable award agreement), Mr. Bennett will be entitled to full vesting of the applicable options.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors has adopted stock ownership guidelines that generally require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors have five years from the director’s initial appointment to our Board to comply with these guidelines.
30 / 2026 PROXY STATEMENT

Director Compensation
DIRECTOR DEFERRED COMPENSATION PLAN
Effective beginning in the fourth quarter of 2013, directors of our company are eligible to participate in the Liberty Media Corporation Nonemployee Director Deferred Compensation Plan (the director deferred compensation plan), pursuant to which eligible directors of our company can elect to defer all or any portion of their annual cash fees that they would otherwise be entitled to receive. The deferral of such annual cash fees shall be effected by a reduction in the quarterly payment of such annual cash fees by the percentage specified in the director’s election. Elections are required to be made in advance of certain deadlines, which generally must be on or before the close of business on December 31 of the year prior to the year to which the director’s election will apply, and elections must include the form of distribution, such as a lump-sum payment or substantially equal installments over a period not to exceed ten years. Compensation deferred under the director deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the director deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2023, 2024 and 2025, the rate was 9.125%, 9.6875% and 8.6875%, respectively.
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2025.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Robert R. Bennett	161,746(4)	—	13,695,173(6)	79,516	25,891(7)	13,962,326
Chase Carey	138,350	284,412	—	—	94,065(8)	516,827
Brian M. Deevy	168,350	66,541	66,207	—	24,691(7)	325,789
M. Ian G. Gilchrist	185,738	—	132,442	—	24,691(7)	342,871
Evan D. Malone	128,350	—	132,442	—	—	260,792
Larry E. Romrell	168,350	—	132,442	—	24,691(7)	325,483
Andrea L. Wong	148,350(4)	132,990	—	79,360	33,836(7)	394,536

(1)
John C. Malone, who served as a director and named executive officer of our company during 2025, received no compensation for serving as a director of our company during 2025. Effective January 1, 2026, Mr. Malone stepped down from his role on the Board and became the company’s Chairman Emeritus. As described above, Mr. Chang, who served as a director and named executive officer of our company at different points during 2025, received compensation as a nonemployee director from January 1, 2025 through January 31, 2025, and, as of February 1, 2025, began receiving compensation as our President and Chief Executive Officer pursuant to the CEO Offer Letter. All compensation received by Mr. Chang in 2025 is set forth in the “Summary Compensation Table” below.

(2)
As of December 31, 2025, our directors (other than Messrs. Malone and Chang, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the below equity awards with respect to shares of our common stock. In connection with the December 2025 split-off of the Liberty Live Group (the Split-Off), option and RSU awards with respect to our former LLYVA and LLYVK were adjusted into options and RSUs, as applicable, with respect to Liberty Live Holdings’ Series A Liberty Live Group common stock, par value $0.01 (new LLYVA), and Liberty Live Holdings’ Series C Liberty Live Group common stock, par value $0.01 (new LLYVK), respectively; therefore, options or RSUs with respect to LLYVA or LLYVK, as applicable, are not reflected in the table below.

LIBERTY MEDIA CORPORATION / 31

Director Compensation
	Robert R. Bennett	Chase Carey	Brian M. Deevy	M. Ian G. Gilchrist	Evan D. Malone	Larry E. Romrell	Andrea L. Wong
Options (#)
FWONK	3,328	674,331	11,547	19,724	7,585	23,103	8,127
FWONB	400,000	—	—	—	—	—	—
RSUs (#)
FWONK	—	1,441	721	—	—	—	1,441

(3)
The aggregate grant date fair value of the stock option and RSU awards has been computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC Topic 718), but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2025 (which are included in the 2025 Form 10-K).

(4)
Includes the following amounts earned and deferred under the director deferred compensation plan:

Name	2025 Deferred Compensation ($)	2025 Above Market Earnings on Accrued Interest ($)
Robert R. Bennett	158,458	79,516
Andrea L. Wong	140,866	79,360

(5)
We make available to our directors tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(6)
Reflects the stock options with respect to FWONB granted to Mr. Bennett in December for his appointment to become our Executive Chairman of the Board and the stock options with respect to LLYVA granted to Mr. Bennett in December to become the Executive Chairman of the board of directors of Liberty Live Holdings. The options with respect to LLYVA were adjusted into options with respect to new LLYVA in connection with the Split-Off and are no longer an obligation of our company, however, they are reflected in this table in accordance with SEC rules given that they were granted prior to the Split-Off.

(7)
Represents the amounts of health insurance premiums paid by our company for the benefit of the director, and in addition, for Mr. Bennett, compensation related to personal use of corporate aircraft.

(8)
Represents $93,336 of administrative services for Mr. Carey’s roles on both our company’s Board of Directors and the board of directors of certain of our subsidiaries, along with travel services, and includes compensation related to personal use of corporate aircraft.

32 / 2026 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2026.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2025 and 2024 and fees billed for other services rendered by KPMG LLP.
	2025	2024(1)
Audit fees	$5,345,000	4,538,000
Audit related fees(2)	137,000	—
Audit and audit related fees	5,482,000	4,538,000
Tax fees(3)	3,272,000	3,053,000
All other fees	—	—
Total fees	$8,754,000	7,591,000

(1)
Such fees with respect to 2024 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to Sirius XM (which, prior to September 2024, was our consolidated subsidiary) for services rendered. Sirius XM is (and, while our consolidated subsidiary, was) a separate public company and its audit fees, audit related fees, tax fees and all other fees were reviewed and approved by the audit committee of the board of directors of Sirius XM. Please see Sirius XM’s proxy statement for its 2026 annual meeting of shareholders for discussion of its audit and audit-related fees for 2024.

(2)
Audit-related fees related to audits of subsidiary reporting services and other attestation services.

LIBERTY MEDIA CORPORATION / 33

Proposal 2 – The Auditors Ratification Proposal
(3)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Brian M. Deevy currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2025 were approved in accordance with the terms of the policy in place.
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Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Gilchrist is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2025 Form 10-K.
Submitted by the Members of the Audit Committee
Brian M. Deevy
M. Ian G. Gilchrist
Larry E. Romrell
LIBERTY MEDIA CORPORATION / 35

Proposal 3 – The Conversion Proposal
Proposal 3 – The Conversion Proposal

What am I being asked to vote on and how should I vote?
We are asking our holders of FWONA and FWONB to approve the adoption of the resolution of the Board of Directors approving the conversion of Liberty Media from a Delaware corporation to a Nevada corporation pursuant to and in accordance with applicable law and the Plan of Conversion (as defined below), including the adoption of new Articles of Incorporation under Nevada law.
We are proposing to change our state of incorporation from the State of Delaware to the State of Nevada by means of a conversion, which we refer to as the conversion. Our Board of Directors believes that there are several reasons why the conversion is in the best interests of Liberty Media and its stockholders, including:
•
the conversion is expected to result in savings to Liberty Media over the long-term;

•
the conversion is expected to provide Liberty Media with more predictability and certainty in decision making;

•
the conversion is expected to reduce the risk of opportunistic litigation; and

•
the conversion is expected to help us attract and retain qualified management.

In addition, in connection with the conversion, Liberty Media will opt out of Nevada’s “business combination” and “control share” statutes that would otherwise have the direct effect of discouraging unsolicited takeovers, remove our existing tracking stock structure and include a waiver of corporate opportunities in the Nevada Articles (as defined below).
VOTE AND RECOMMENDATION
The affirmative vote of the holders of a majority of the aggregate voting power of shares of FWONA and FWONB outstanding as of the record date and entitled to vote on the conversion proposal at the annual meeting, voting together as a single class, is required to approve the conversion proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because the conversion of Liberty Media from a Delaware corporation to a Nevada corporation is expected to result in savings to Liberty Media over the long term, provide Liberty Media with more predictability and certainty in decision making, reduce the risk of opportunistic litigation and may help Liberty Media attract and retain qualified management.

CONVERSION PROPOSAL
The conversion would be effected pursuant to Section 266 of the General Corporation Law of the State of Delaware (the DGCL) and Section 92A.195 of the Nevada Revised Statutes (the NRS). If the conversion proposal is approved, we will convert from a Delaware corporation to a Nevada corporation and thereafter will be subject to the provisions of the NRS. We sometimes refer to the resulting Nevada corporation following the conversion as Liberty Media-NV. Upon the conversion and in accordance with the Nevada Articles (as defined below) and the Nevada Bylaws (as defined below), we would continue to operate our business under the name “Liberty Media Corporation.”
Our Board of Directors has unanimously (a) approved and declared advisable the conversion and approved, adopted, and declared advisable, the Plan of Conversion, including the articles of incorporation of Liberty Media-NV (the Nevada Articles), (b) determined that the conversion and the Plan of Conversion, and the transactions contemplated thereby, are advisable and fair to, and in the best interests of, Liberty Media and our stockholders, (c) directed that the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion be submitted to the stockholders of Liberty Media for adoption and (d) recommended that the holders of FWONA and

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FWONB approve the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion. We are asking our holders of FWONA and FWONB to consider and vote on the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion, including to approve the Nevada Articles. A copy of such resolution of the Board of Directors is included as Annex A of this proxy statement. For more information regarding the Nevada Articles, please refer to the information set out below under “Comparison of Stockholders’ Rights.”
The approval of the conversion proposal is a condition to the completion of the conversion. If the conversion proposal is not approved, the conversion will not occur.
PRINCIPAL FEATURES OF THE CONVERSION
The conversion would be effected pursuant to Section 266 of the DGCL and NRS 92A.195, as set forth in the Plan of Conversion (the Plan of Conversion), a copy of which is included as Annex B of this proxy statement and is incorporated by reference herein. Approval of the conversion proposal will constitute approval of the conversion pursuant to and in accordance with the Plan of Conversion and the applicable provisions of the DGCL and NRS.
If the conversion proposal is approved by our holders of FWONA and FWONB and not abandoned by our Board of Directors prior to the Effective Time (as defined below), and the conversion is effected, our jurisdiction of incorporation will change from the State of Delaware to the State of Nevada. Accordingly, while we are currently governed by the DGCL, upon conversion, we will be governed by NRS Chapters 78, 90 and 92A. Operating as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. Because of differences in the laws of Delaware and Nevada and certain differences in the Current Charter (as defined below) and the Nevada Articles, your rights as stockholders will change in certain material respects as a result of the conversion. We urge stockholders to carefully consult the information set out below under “Comparison of Stockholders’ Rights.”
Effect on Shares of Liberty Media Common Stock
The Restated Certificate of Incorporation of Liberty Media (the Current Charter) authorizes 6,206,102,500 shares, of which 6,156,102,500 shares are designated as a class of common stock, par value $0.01 per share, and 50,000,000 shares are designated as a class of preferred stock, par value $0.01 per share. The common stock is divided into nine series: 2,000,000,000 shares of Series A Liberty SiriusXM common stock, par value $0.01 per share (LSXMA), 75,000,000 shares of Series B Liberty SiriusXM common stock, par value $0.01 per share (LSXMB), 2,000,000,000 shares of Series C Liberty SiriusXM common stock, par value $0.01 per share (LSXMK), 521,400,000 shares of LLYVA,19,552,500 shares of Series B Liberty Live common stock, par value $0.01 per share (LLYVB), 521,400,000 shares of LLYVK, 500,000,000 shares of FWONA,18,750,000 shares of FWONB, and 500,000,000 shares of FWONK. As a result of prior transactions, all of the outstanding shares of LSXMA, LSXMB, LSXMK, LLYVA, LLYVB and LLYVK have been redeemed by Liberty Media and as a result, the shares of LSXMA, LSXMB, LSXMK, LLYVA, LLYVB and LLYVK are no longer issued and outstanding.
If the conversion proposal is approved by our holders of FWONA and FWONB and not abandoned by our Board of Directors prior to the Effective Time, and the conversion is effected, pursuant to the Plan of Conversion, Liberty Media will convert into a Nevada corporation and Liberty Media will continue its existence as a Nevada corporation, which will be subject to the laws of the State of Nevada. Pursuant to the Plan of Conversion, at the effective time of the conversion thereunder (the Effective Time), by virtue of the conversion and without any further action on the part of any holder thereof, (i) each share of FWONA issued and outstanding immediately prior to the Effective Time will be automatically converted into one share of Series A common stock, par value $0.01 per share, of Liberty Media-NV (FWONA-NV), (ii) each share of FWONB issued and outstanding immediately prior to the Effective Time will be automatically converted into one share of Series B common stock, par value $0.01 per share, of Liberty Media-NV (FWONB-NV), and (iii) each share of FWONK issued and outstanding immediately prior to the Effective Time will be automatically converted into one share of Series C common stock, par value $0.01 per share, of Liberty Media-NV (FWONK-NV and collectively with FWONA-NV and FWONB-NV, Common Stock-NV). The Nevada Articles will eliminate the tracking stock structure set forth in the Current Charter and thus, the shares of Common Stock-NV will no longer have features that are consistent with tracking stocks.
At the Effective Time, issued and outstanding shares of common stock that are in uncertificated book-entry form shall automatically become the number and class and series of shares of Common Stock-NV into which such shares of common stock have been converted in the conversion. The recording of the conversion of such shares will be effected in accordance with the customary procedures of our transfer agent. No stock certificates representing shares of Common Stock-NV will be issued to any stockholder unless otherwise approved by a resolution of our Board of Directors.
LIBERTY MEDIA CORPORATION / 37

Proposal 3 – The Conversion Proposal
Directors and Officers
The Plan of Conversion provides that the directors and officers of Liberty Media immediately prior to the Effective Time shall continue to be the directors and officers of Liberty Media from and after the Effective Time, and will hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.
Organizational Documents
Pursuant to the Plan of Conversion, at the Effective Time, the Nevada Articles as set forth on Annex B of this proxy statement will be the articles of incorporation of Liberty Media-NV until thereafter amended as provided therein and in accordance with the NRS. In addition, pursuant to the Plan of Conversion, at the Effective Time, the bylaws of Liberty Media-NV as set forth on Annex C of this proxy statement will be the bylaws of Liberty Media-NV (the Nevada Bylaws) until thereafter amended in accordance with the provisions thereof and in accordance with the Nevada Articles and the NRS. Approval of the conversion will constitute approval of the Nevada Articles and the Nevada Bylaws. For more information regarding the Nevada Articles and the Nevada Bylaws, please refer to the information set out below under “Comparison of Stockholders’ Rights.”
If the conversion proposal is approved by our holders of our voting stock and not abandoned by our Board of Directors prior to the Effective Time, and the conversion is effected, our jurisdiction of incorporation will change from the State of Delaware to the State of Nevada. Accordingly, while we are currently governed by the DGCL, upon conversion, we will be governed by NRS Chapters 78, 90 and 92A. Operating as a Nevada corporation will not interfere with, or differ substantially from, our present business activities. Because of differences in the laws of Delaware and Nevada, your rights as stockholders will change in certain material respects as a result of the conversion. We urge stockholders to carefully consult the information set out below under “Comparison of Stockholders’ Rights.”
Conditions to the Conversion
The conversion would become effective at the time designated in the articles of conversion and certificate of conversion (which would be filed with the Nevada Secretary of State and the Secretary of State of the State of Delaware, respectively), and is subject to the satisfaction or, with respect to the third bullet listed below only, waiver, of the following conditions:
•
the requisite approval by the holders of FWONA and FWONB of the conversion proposal;

•
the receipt by Liberty Media of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP (Skadden Arps), dated as of the date of the conversion, to the effect that, under current U.S. federal income tax law, the conversion will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code); and

•
other than the filing of the requisite conversion documents, any other regulatory or contractual approvals that Liberty Media’s Board of Directors (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

The conversion may be abandoned at any time by our Board of Directors prior to the Effective Time, whether before or after the receipt of the requisite stockholder approval.
REASONS FOR THE CONVERSION
The conversion will result in Liberty Media changing its jurisdiction of incorporation from the State of Delaware to the State of Nevada and adopting the Nevada Articles and Nevada Bylaws. We expect the conversion to provide a number of benefits to Liberty Media.
The conversion will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in savings to us over the long term. Nevada has no corporate franchise tax. We estimate that we will save approximately $243,600 per year on franchise taxes if the conversion proposal is approved.
In addition, we have observed that the legal environment in Delaware has changed, with a greater frequency of litigation activity brought by well-funded firms who frequently have a significant financial interest in the outcome of the litigation. This has resulted in a less predictable and less stable landscape and body of case law in Delaware. Like many companies, we exist in a competitive environment and remain focused on positioning Liberty Media to make business decisions in an agile and nimble manner. The ongoing threat of unmeritorious, but expensive and protracted, litigation over business
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decisions is inconsistent with that focus. That type of litigation also reallocates value and resources from Liberty Media and its stockholders to litigation and those involved in litigation.
We have considered the amendments to the DGCL that took effect on March 25, 2025, including, among other things, concerning transactions involving a conflict of interest on the part of, among others, directors or officers, and stockholders’ books and records inspection rights. We have also considered the related Senate Concurrent Resolution requesting evaluation of the approach to plaintiffs’ attorneys fee awards in Delaware, the outcome of which is not yet known. Delaware law could continue to evolve and adapt in a way that addresses some of the concerns we have identified, but the effect of these developments is not yet known and the amendments will be subject to judicial interpretation.
We have also considered amendments to the NRS that took effect on May 30, 2025, which, among other changes, addressed fiduciary duties of controlling stockholders. NRS 78.240(3) provides that the only fiduciary duty of a controlling stockholder of a Nevada corporation is to refrain from exerting undue influence over any director or officer of the corporation with the purpose and proximate effect of inducing a breach of fiduciary duty by such director or officer, subject to certain conditions with respect to such breach set forth in therein. These NRS amendments also provided that the articles of incorporation of a Nevada corporation may require that certain internal actions to be tried in a Nevada court must be tried before the presiding judge as the trier of fact, and not before a jury.
By comparison, we believe that, based on the law as it exists today, Nevada can offer more predictability and certainty in decision-making because of its statutory regime. As we look to our historic growth and strategic decisions and plan for the years to come, removing judicial ambiguity can offer our Board of Directors and management clearer guideposts for action that will benefit Liberty Media and our stockholders. NRS Chapter 78 is generally recognized as a comprehensive and thoughtfully maintained state corporate statute. Unlike in Delaware, where corporate law regarding fiduciary duties is significantly driven by the Delaware common law as developed by the courts based upon broad, enabling principles, Nevada codifies the fiduciary duties of directors and officers and the business judgment rule in the NRS. In turn, Nevada courts follow a more statute-based approach to director and officer duties that is less dependent on judicial interpretation.
In addition, the conversion into a Nevada corporation may help us attract and retain qualified management by reducing the risk of lawsuits being filed against us and our directors and officers. We believe that, for the reasons described below, Nevada law generally provides greater protection against liability for our directors and officers than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers of public companies, including in the context of “change of control” and controlling stockholder transactions, has, in general, greatly expanded the risks facing directors and officers in exercising their duties. The amount of time and money required to respond to these claims and to defend against this type of litigation can be substantial. Though Delaware corporate law has recently been amended to, among other things, permit corporations to limit the personal liability of officers of a corporation under certain circumstances, we believe Nevada law is more advantageous than Delaware law because Nevada has pursued a statute-focused approach that depends less upon judicial interpretation, supplementation and revision, and is expected to be more stable, predictable and more efficient, whereas much of Delaware corporate law consists of judicial decisions that migrate and develop over time.
We have also considered the fact that we have significant operations in Nevada, including our ownership and operation of Formula 1’s Las Vegas Grand Prix and our provision of management services to companies that are incorporated or organized in Nevada. Our Board of Directors believes that our Nevada operations are integral to Liberty Media’s business as a whole. By contrast, Liberty Media does not have any meaningful nexus to Delaware, other than Delaware being its state of incorporation.
At this time, we anticipate that the conversion will provide Liberty Media with additional flexibility and stability when our Board of Directors is considering certain corporate transactions. The conversion is not being recommended in response to or to facilitate any particular transaction post-conversion or to prevent a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of Liberty Media or obtain representation on our Board of Directors. In addition, although certain claims regarding the September 2024 split off of Liberty Sirius XM Holdings and the subsequent merger with Sirius XM Holdings remain pending, the Board of Directors has been advised that none of such claims, nor any other particular litigation claims, will be impaired as a result of the conversion. In connection with the conversion, Liberty Media will opt out of two Nevada statutes that have the direct effect of discouraging unsolicited takeovers, remove our tracking stock structure and incorporate a waiver of corporate opportunities in the Nevada Articles. Nevertheless, certain effects of the proposed conversion may be considered to have anti-takeover implications by virtue of making Liberty Media subject to Nevada law. For a discussion of material differences between the laws of Delaware and Nevada, including material differences that may have anti-takeover implications, please see “Comparison of Stockholders’ Rights” below.
LIBERTY MEDIA CORPORATION / 39

Proposal 3 – The Conversion Proposal
BOARD OF DIRECTORS AND MANAGEMENT
Our Board of Directors currently consists of eight directors, divided among three classes. Our Class I directors, whose term will expire at the annual meeting and are each nominated for election to our Board of Directors to continue serving as Class I directors, are Derek Chang, Evan D. Malone and Larry E. Romrell. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2029. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2027, are Chase Carey, Brian M. Deevy and Andrea L. Wong. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2028, are Robert R. Bennett and M. Ian G. Gilchrist. Each of our Class I, Class II and Class III directors has informed us that he or she is willing to continue to serve as a Class I, Class II or Class III director, as the case may be, following the conversion, with terms expiring in 2029 (if elected at the annual meeting), 2027 and 2028, respectively. Our Board of Directors will, from and after the Effective Time of the conversion, consist of the same directors as immediately prior to the Effective Time of the conversion, having the same director classes and the same terms, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal. Our officers will, from and after the Effective Time of the conversion, be the same officers as immediately prior to the Effective Time of the conversion until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
INTERESTS OF OUR DIRECTORS AND EXECUTIVE OFFICERS IN THE CONVERSION
When considering the recommendation of our Board of Directors with respect to the conversion proposal, you should be aware that certain of our directors and executive officers may be deemed to have interests in the conversion that are different from, or in addition to, those of our stockholders. For details of the beneficial ownership of our directors and officers of our common stock, see “Security Ownership of Certain Beneficial Owners and Management.” However, ownership of FWONA, FWONB or FWONK, and following the conversion, FWONA-NV, FWONB-NV and FWONK-NV, by our directors and executive officers does not provide our directors or executive officers with interests different from our other stockholders. Our directors and executive officers hold options to purchase shares of FWONB or FWONK and restricted stock units with respect to shares of FWONK which will be converted into options to purchase shares of FWONB-NV or FWONK-NV and restricted stock units with respect to shares of FWONK-NV, as applicable, as described in “Effect on Liberty Media Equity Awards” below. For details on agreements between Liberty Media and our directors and officers, see “Certain Relationships and Related Party Transactions”. Our directors’ and executive officers’ interests may also differ from those of our stockholders in general relating to the greater protections provided to our directors and officers from liability for their service as directors and executive officers pursuant to Nevada law and the Nevada Articles. These interests may present such persons with actual or potential conflicts of interest. Our Board of Directors was aware of these interests and considered them, among other matters, in reaching the decision to approve the Plan of Conversion and the conversion and recommend that our holders of FWONA and FWONB vote in favor of the conversion proposal.
CONSEQUENCES OF THE CONVERSION
The conversion will effect a change in the legal domicile of Liberty Media from the State of Delaware to the State of Nevada and changes by virtue of Liberty Media being subject to Nevada law, the most significant of which are described under “Comparison of Stockholders’ Rights” below, and certain other changes also described under such heading. Aside from being governed by the Nevada Articles, the Nevada Bylaws and Nevada law, for all other purposes we will be the same entity as immediately prior to the conversion. The conversion will not result in any change in headquarters, business, management, location of our offices, assets, liabilities or net worth, other than as a result of the costs incident to the conversion. No changes are expected to our financial presentation as a result of the conversion, but Liberty Media will experience the benefit of eliminating its Delaware franchise tax liability. We urge stockholders to carefully consult the information set out below under “Comparison of Stockholders’ Rights.”
FWONA and FWONK trade on the Nasdaq Global Select Market under the symbols “FWONA” and “FWONK” respectively. If the conversion proposal is approved, at the Effective Date of the conversion, our registration statements on file with the SEC immediately prior to the conversion will be Liberty Media-NV’s registration statements, and the shares of FWONA-NV and FWONK-NV would continue to be traded on the Nasdaq Global Select Market, without interruption, under the same symbols. There is no established public trading market for FWONB and FWONB is quoted on the over-the-counter markets (OTC Markets) under the symbol “FWONB”. If the conversion proposal is approved, at the Effective Date of the conversion, the shares of FWONB-NV would continue to be quoted on the OTC Markets, without interruption, under the same symbol.
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POTENTIAL RISKS AND DISADVANTAGES OF THE CONVERSION
Our stockholders will have different rights and privileges under Nevada law than under Delaware law and Nevada’s statute-focused law has a more limited body of case law concerning the requirements of its statutes and regulations.
Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The Delaware Court of Chancery and Supreme Court are respected and experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets every year.
Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it updates at least as often as its legislature is in session (every other year) and revises to meet changing business needs, but Nevada’s courts adjudicate a much smaller volume of business disputes and matters involving its corporation laws, and the state courts in Nevada do not issue published decisions. Therefore, the amount of Nevada case law concerning the requirements of its statutes and regulations is more limited. As a result, we and our stockholders would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on matters as to which Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination as a matter of first impression.
Nevada currently has two counties with dedicated business court judges who are generally more experienced in matters of business law and either party to an action in state district court may elect to be before a business court judge. But Nevada judges are, under the Nevada constitution, elected for six year terms, and the business court judges are therefore drawn from a pool of judges that may turn over based on election results, and who may not initially have specialized knowledge of the relevant areas of law. In 2025, Nevada started the process to amend its constitution to permit creation of a specialized business court of appointed judges with authority to hear cases involving stockholder rights, mergers and acquisitions, fiduciary duties, and other commercial or contractual disputes between business entities. Both chambers of the Nevada legislature passed a Joint Resolution proposing the requisite amendment to the constitution, but to take effect it must be approved again by the legislature during its 2027 session, and thereafter be ratified by voters in a statewide referendum. If the amendment succeeds, the business court judges would be appointed to six-year terms by a Special Nominating Commission from candidates with substantial experience in one or more of the areas of law within the jurisdiction of the business courts.
In addition, following the conversion, our stockholders will have different rights and privileges under Nevada law than under Delaware law and under the Nevada Charter than the Current Charter, which material differences are described under “Comparison of Stockholders’ Rights” below. In particular, we will elect to opt out of both the “business combination” and the “control share” provisions of the NRS following the conversion, which election will remove certain protections of the NRS that may otherwise deter a hostile takeover or assist us in defending against a hostile takeover, remove our tracking stock structure and incorporate a waiver of corporate opportunities in the Nevada Articles.
We will incur costs and expenses in connection with the conversion.
We will incur certain non-recurring costs in connection with the consummation of the conversion, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the conversion is consummated. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time, and additional unanticipated costs may be incurred in connection with the conversion. See “Risks Relating to Our Corporate History, Macroeconomic Conditions and Industry,” “Risks Relating to Our Businesses” and “Risks Relating to the Ownership of our Common Stock” in our Annual Report on Form 10-K for the year ended December 31, 2025.
We may not realize the potential benefits from the conversion in the near term or at all.
While our Board of Directors believes that the conversion may help us attract and retain qualified management by reducing the risk of lawsuits being filed against them and that Nevada law provides greater liability protection to our directors and officers than Delaware law, no assurance can be given that Liberty Media-NV will realize these potential benefits in the near term or at all. See “Reasons for the Conversion” above.
LIBERTY MEDIA CORPORATION / 41

Proposal 3 – The Conversion Proposal
We may become subject to litigation relating to the conversion.
Certain stockholders may file litigation against Liberty Media in connection with the conversion. Last year, the Delaware Supreme Court reversed the Court of Chancery’s decision in Palkon v Maffei, and ruled that litigation challenging a proposed change to a company’s corporate domicile should be reviewed under the business judgment rule if the conversion was adopted on a “clear day” and in the absence of any material, non-ratable benefits flowing to the controller or directors as a result of the conversion. Notwithstanding that decision, if stockholders file litigation against Liberty Media in connection with the conversion, it remains possible that a court might attempt to distinguish or not apply the Delaware Supreme Court’s decision, and instead apply a different standard of review, including the entire fairness standard of review, to the conversion and find that the conversion is not fair to shareholders, even if shareholders approve this conversion proposal, or that the process employed by our Board of Directors was not adequate or fair.
COMPARISON OF STOCKHOLDERS’ RIGHTS
We are a corporation incorporated under the laws of the State of Delaware. The laws of the State of Delaware, including the DGCL, the Current Charter and the Current Bylaws currently govern the rights of our stockholders. As a result of the conversion, the rights of our stockholders will be governed by the laws of the State of Nevada, including NRS Chapters 78 and 92A, the Nevada Articles and the Nevada Bylaws. Thus, following the conversion, the rights of our stockholders will no longer be governed by Delaware law and the Current Charter and Current Bylaws, but will instead be governed by Nevada law and the Nevada Articles and Nevada Bylaws. The Nevada Articles and Nevada Bylaws will differ in certain material respects from the Current Charter and Current Bylaws. As a result, following the conversion your rights as a stockholder will differ in some regards as compared to prior to the conversion.
Set forth below is a summary comparison of material differences between the rights of our common stockholders under the Current Charter and Current Bylaws and certain aspects of Delaware law (left column) and the rights of our common stockholders under the forms of the Nevada Articles, a copy of which is included as Annex C of this proxy statement and is incorporated by reference herein, the Nevada Bylaws, a copy of which is included as Annex D of this proxy statement and is incorporated by reference herein, and certain aspects of Nevada law (right column). The summary set forth below is not intended to be complete or to provide a comprehensive discussion of the respective rights of our stockholders before and after the conversion and is qualified in its entirety by reference to the full text of the Current Charter, Current Bylaws, Nevada Articles and Nevada Bylaws before and after the conversion, as well as the relevant provisions of the DGCL and NRS. You are urged to read carefully the relevant provisions of the DGCL and the NRS, as well as the foregoing corporate instruments. Furthermore, the identification of some of the differences as material is not intended to indicate that other differences that may be equally important do not exist. In addition, the Current Charter includes a number of provisions that relate to our existing tracking stock group structure. However, the Nevada Articles will not include a tracking stock structure and as such we have not described these provisions as these will be removed in the Nevada Articles.
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Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
CORPORATE GOVERNANCE	Liberty Media is a Delaware corporation. The rights of our stockholders are governed by the DGCL, the Current Charter and the Current Bylaws.	Liberty Media will be a Nevada corporation. The rights of our stockholders will be governed by the NRS, the Nevada Articles and the Nevada Bylaws.
AUTHORIZED CAPITAL STOCK
The Current Charter authorizes 6,206,102,500 shares, of which 6,156,102,500 shares are designated as a class of common stock, par value $0.01 per share, and 50,000,000 shares are designated as a class of preferred stock, par value $0.01 per share. The common stock is divided into nine series: 2,000,000,000 shares of Series A Liberty SiriusXM common stock, 75,000,000 shares of Series B Liberty SiriusXM common stock, 2,000,000,000 shares of Series C Liberty SiriusXM common stock, 521,400,000 shares of Series A Liberty Live common stock, 19,552,500 shares of Series B Liberty Live common stock, 521,400,000 shares of Series C Liberty Live common stock, 500,000,000 shares of Series A Liberty Formula One common stock, 18,750,000 shares of Series B Liberty Formula One common stock, and 500,000,000 shares of Series C Liberty Formula One common stock.

The Nevada Articles will authorize 1,068,750,000 shares, of which 1,018,750,000 shares will be designated as a class of common stock, par value $0.01 per share, and 50,000,000 shares will be designated as a class of preferred stock, par value $0.01 per share. The common stock will be divided into three series: 500,000,000 shares of Series A common stock, 18,750,000 shares of Series B common stock, and 500,000,000 shares of Series C common stock.

BLANK CHECK PREFERRED STOCK
The Current Charter authorizes Liberty Media’s Board of Directors to establish one or more series of preferred stock and to fix, with respect to any series of preferred stock, the terms and rights of such series, including: the designation; the number of authorized shares of such series; the dividend rate or amounts; rights in the event of liquidation, dissolution or winding up (whether voluntary or involuntary); rights of holders to convert into or exchange for other classes or series of stock or indebtedness; voting rights, if any; terms and conditions for Liberty Media to purchase or redeem the shares; and any other relative rights, powers, preferences and limitations, if any, of such series.

The Nevada Articles will authorize Liberty Media’s Board of Directors to establish one or more series of preferred stock and to fix, with respect to any series of preferred stock, the terms and rights of such series, including: the designation; the number of authorized shares of such series; the dividend rate or amounts; rights in the event of liquidation, dissolution or winding up (whether voluntary or involuntary); rights of holders to convert into or exchange for other classes or series of stock or indebtedness; voting rights, if any; terms and conditions for Liberty Media to purchase or redeem the shares; and any other relative rights, powers, preferences and limitations, if any, of such series.

VOTING
The Current Charter provides that (i) holders of shares of FWONA are entitled to one vote for each share of such stock held of record on all matters submitted to a vote of stockholders, (ii) holders of shares of FWONB are entitled to ten votes for each share of such stock held of record on all matters submitted to a vote of stockholders, and (iii) holders of shares of FWONK are not entitled to any voting powers (including with respect to any class votes taken in accordance with the terms of the Current Charter), except as and to the extent required by Delaware law. When so required, the holders of FWONK would be entitled to 1/100th of a vote for each share held of record.
Holders of shares of FWONA and FWONB vote as one class on all matters that are submitted to a vote of stockholders unless a separate class vote is required by the terms of the Current Charter or the DGCL.

The Nevada Articles will provide that (i) holders of shares of FWONA-NV are entitled to one vote for each share of such stock held of record on all matters submitted to a vote of stockholders, (ii) holders of shares of FWONB-NV are entitled to ten votes for each share of such stock held of record on all matters voted on by the stockholders, and (iii) holders of shares of FWONK-NV will not be entitled to any voting powers (including with respect to any class votes taken in accordance with the terms of the Nevada Articles and any class votes required under Nevada law in the event of stock splits and articles amendments). When so required, the holders of FWONK-NV will be entitled to 1/100th of a vote for each share held of record.
Holders of shares of FWONA-NV and FWONB-NV will vote as one class on all matters that are submitted to a vote of stockholders unless a separate class vote is required by the terms of the Nevada Articles or the NRS.

CUMULATIVE VOTING	The DGCL provides that there is no cumulative voting unless expressly authorized in the certificate of incorporation. The Current Charter does not provide for cumulative voting.
The NRS provides that a corporation may grant stockholders cumulative voting rights for the election of directors in its articles of incorporation as long as certain procedures are followed; however, the Nevada Articles will not provide for cumulative voting.

NUMBER AND QUALIFICATION OF DIRECTORS	The Current Charter provides that, subject to any rights of the holders of any series of preferred stock to elect additional directors, the number of directors will not be less than three and the exact number will be fixed from time to time by resolution of the board.	The Nevada Articles will provide that, subject to any rights of the holders of any series of preferred stock to elect additional directors, the number of directors will not be less than three and the exact number will be fixed from time to time by resolution of the board.
LIBERTY MEDIA CORPORATION / 43

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
CLASSIFICATION OF THE BOARD OF DIRECTORS
The DGCL provides that the certificate of incorporation or initial bylaws or bylaws adopted by the stockholders may create a classified board with staggered terms. A maximum of three classes of directors is allowed with members of one class elected each year for a maximum term of three years. Under the Current Charter, Liberty Media’s Board of Directors is classified into three classes of directors with staggered terms of office, other than with respect to directors who may be elected by holders of any then-outstanding preferred stock.

The NRS provides that a corporation may classify its board of directors as to the duration of their terms of office, but at least one-fourth of the directors must be elected annually. Under the Nevada Articles, Liberty Media’s Board of Directors will be classified into three classes of directors with staggered terms of office, other than with respect to directors who may be elected by holders of any then-outstanding preferred stock.

REMOVAL OF DIRECTORS
The DGCL provides that, subject to certain exceptions in the event a corporation has cumulative voting, (i) without a classified board, directors may be removed with or without cause by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors and (ii) with a classified board, a director may be removed by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors only for cause unless the certificate of incorporation provides otherwise.
The Current Charter provides that, subject to the rights of the holders of any series of preferred stock, directors may be removed from office only for cause upon the affirmative vote of the holders of at least a majority of the total voting power of the then outstanding Voting Securities (as defined in the Current Charter) entitled to vote thereon, voting together as a single class.

The NRS requires the vote of stockholders representing at least two-thirds of voting power of the issued and outstanding stock entitled to vote in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause or without cause.
The Nevada Articles will provide that, subject to the rights of the holders of any series of preferred stock, directors may be removed from office only upon the affirmative vote of the holders of at least two-thirds of the total voting power of the then outstanding Voting Securities (as defined in the Nevada Articles) entitled to vote thereon, voting together as a single class.

ELECTION OF DIRECTORS
The Current Bylaws provide that, subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The Nevada Bylaws will provide that, subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the votes cast by the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

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Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
VACANCIES ON THE BOARD OF DIRECTORS
The DGCL provides that, subject to the certificate of incorporation and bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.
If at any time, by reason of death or resignation or other cause, a corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the certificate of incorporation or the bylaws, or may apply to the Delaware Court of Chancery for a decree summarily ordering an election as provided in the DGCL.
If at the time of filling any vacancy or newly created directorship, the directors then in office are less than a majority of the whole board, any holder or holders of shares representing at least 10% of the outstanding voting power of the shares of stock having the right to vote for such directors may file an application with the Delaware Court of Chancery to summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office, which election shall be governed by the DGCL.
The Current Charter and Current Bylaws provide that, subject to the rights of the holders of any series of preferred stock, vacancies on our Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the board, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director.

The NRS provides that all vacancies, including those resulting from any increase in the authorized number of directors, may be filled by a majority of the remaining directors, even if less than a quorum.
The Nevada Articles and Nevada Bylaws will provide that, subject to the rights of the holders of any series of preferred stock, vacancies on our Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the board, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director.

STOCKHOLDER ACTION BY WRITTEN CONSENT
The DGCL provides that, unless prohibited by the certificate of incorporation, the stockholders may take action by consent without a meeting if the consent is executed by the holders of outstanding stock having not less than the minimum number of votes required to take such action.
The Current Charter prohibits stockholder action by consent in writing, except that the holders of any series of preferred stock may take action by written consent to the extent provided by the terms of a preferred stock designation applicable to such series.

The NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the stockholders may take action by written consent signed by stockholders holding at least a majority, or other proportion if required for such an action at a meeting, of the voting power.
The Nevada Articles will prohibit stockholder action by written consent, except that the holders of any series of preferred stock may take action by written consent to the extent provided by the terms of a preferred stock designation applicable to such series.

LIBERTY MEDIA CORPORATION / 45

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
AMENDMENT OF THE CHARTER
The DGCL provides that amendments to the certificate of incorporation must be approved and declared advisable by the board of directors and, except in certain limited circumstances, adopted by the holders of a majority of the voting power of the outstanding shares of stock of the corporation entitled to vote thereon (and majority of the voting power of the outstanding shares of stock of each class entitled to vote thereon as a class, as applicable).
Pursuant to the DGCL, holders of the outstanding shares of a class shall be entitled to vote as a class on an amendment to the certificate of incorporation, whether or not entitled to vote thereon by the certificate of incorporation, if such amendment (i) increases or decreases the aggregate number of authorized shares of such class (subject to certain limited exceptions as may be included in the certificate of incorporation), (ii) increases or decreases the par value of the shares of such class, or (iii) alters or changes the powers, preferences, or special rights of the shares of such class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences, or special rights of one or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for purposes of this class vote.
The DGCL provides that the number of authorized shares of any such class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote if so provided in the original certificate of incorporation, in any amendment thereto which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment thereto which was authorized by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock (the Class Vote Exception). The Current Charter includes the Class Vote Exception and provides that, subject to the rights of the holders of any series of preferred stock, the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote on such matter, voting together as a single class, is required to amend, alter or repeal any provision of the Current Charter or to add or insert any provision in the Current Charter, provided that the foregoing enhanced voting requirement will not apply to any amendment, alteration, repeal, addition or insertion (1) as to which Delaware law does not require the consent of stockholders or (2) which has been approved by at least 75% of the members of the Board of Directors then in office.

The NRS provides that a resolution of the board of directors is required to propose an amendment to a corporation’s articles of incorporation and that the amendment must be approved by the affirmative vote of a majority of the voting power of the capital stock entitled to vote, as well as a majority of any class or series adversely affected unless that separate class or series vote is specifically denied in the articles, including in any preferred stock designation applicable thereto.
After a corporation has first issued stock, Nevada requires approval by stockholders holding shares representing at least a majority of the voting power in order to amend its articles of incorporation, except a name change requires only the approval of the board of directors, and if a corporation is a public company, the voting standard to increase or decrease the number of authorized shares of any class or series may be the default voting standard set forth in the corporation’s bylaws (which may be less than a majority of the voting power). Also, when the articles amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, or a series is adversely affected by an amendment in a different manner than other series of the same class, a separate class or series vote may be required unless that right is specifically denied in the articles. The Nevada Articles will provide that, subject to the rights of the holders of any series of preferred stock, the affirmative vote of the holders of at least 66 2∕3% of the aggregate voting power of the then outstanding Voting Securities entitled to vote on such matter, voting together as a single class, will be required to amend, alter or repeal any provision of the Nevada Articles, provided that the foregoing voting requirement will not apply to any amendment, alteration, repeal, addition or insertion (1) as to which Nevada law does not require the consent of stockholders or (2) which has been approved by not less than 75% of the members of the Board of Directors then in office.

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Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
AMENDMENT OF THE BYLAWS
The DGCL provides that bylaws may be amended or repealed by stockholders, and, if provided for in the certificate of incorporation, by the board of directors.
The Current Charter provides that the Board of Directors may adopt, amend or repeal any provision of the Current Bylaws by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office.
The Current Charter requires the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class, in order for the stockholders to adopt, amend, or repeal any provision of the Current Bylaws.

The NRS provides that, unless prohibited by any bylaw adopted by the stockholders, the board of directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. In addition, the articles of incorporation of a Nevada corporation may give the authority to adopt, amend or repeal bylaws exclusively to the board of directors.
The Nevada Articles will provide that the Board of Directors may adopt, amend or repeal any provision of the Nevada Bylaws by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office.
The Nevada Articles will require the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class, in order for the stockholders to adopt, amend or repeal any provision of the Nevada Bylaws.

QUORUM
Board of Directors. The Current Bylaws provide that a majority of the total number of members of the Board of Directors as constituted from time to time constitutes a quorum for the transaction of business with respect to the Board of Directors.
Stockholders. The Current Bylaws provide that subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Current Charter or Current Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business.

Board of Directors. A majority of the total number of members of the Board of Directors then in office will constitute a quorum for the transaction of business with respect to the Board of Directors.
Stockholders. Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Nevada Articles or Nevada Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote will be required to be present or represented by proxy in order to constitute a quorum for the transaction of any business.

SPECIAL MEETINGS OF STOCKHOLDERS
The DGCL provides that a special meeting of stockholders may be called by the board of directors or as set forth in the certificate of incorporation or bylaws.
The Current Charter provides that, except as otherwise provided by the terms of any series of preferred stock or unless otherwise prescribed by law or any other provision of the Current Charter, special meetings of stockholders will only be called by the Secretary (i) upon the written request of the holders of not less than 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (ii) at the request of at least 75% of the members of the Board of Directors then in office.
The Current Bylaws provide that, except as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Current Charter, special meetings of stockholders, for the transaction of such business as may properly come before the meeting, may be called by the Secretary only (i) upon written request received by the Secretary at the principal executive offices of Liberty Media by or on behalf of the holder or holders of record of outstanding shares of capital stock of the Corporation, representing collectively not less than 66 2∕3% of the total voting power of the outstanding capital stock entitled to vote at such meeting, or (ii) at the request of not less than 75% of the members of the Board of Directors then in office.

The NRS provides that a special meeting of stockholders may be called by the entire Board of Directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
The Nevada Articles will provide that, except as otherwise provided by the terms of any series of preferred stock or unless otherwise prescribed by law or any other provision of the Nevada Articles, special meetings of stockholders will be called by the Secretary only (i) upon the written request of the holders of not less than 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (ii) at the request of at least 75% of the members of the Board of Directors then in office.
The Nevada Bylaws will provide that, except as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Nevada Articles, special meetings of stockholders may be called by the Secretary only (i) upon written request received by the Secretary at the principal executive offices of Liberty Media by or on behalf of the holder or holders of not less than 66 2∕3% of the total voting power of the outstanding capital stock entitled to vote at such meeting, or (ii) at the request of at least 75% of the members of the Board of Directors then in office.

LIBERTY MEDIA CORPORATION / 47

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
NOTICE OF STOCKHOLDER MEETINGS
In accordance with the DGCL, the Current Bylaws provide that, unless otherwise provided by the DGCL or the Current Charter, notice of any stockholders meeting shall be given at least 10 calendar days but not more than 60 calendar days before the date of the meeting to each stockholder entitled to notice of such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

In accordance with the NRS, the Nevada Bylaws will provide that, unless otherwise provided by law or the Nevada Articles, notice of any stockholders meeting will be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to notice of such meeting as of the record date for determining the stockholders entitled to notice of and to vote at the meeting.

STOCKHOLDER PROPOSALS
The Current Bylaws provide that, at an annual meeting of the stockholders, to be properly brought before the meeting, nominations for persons for election to our Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in Liberty Media’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly requested to be brought before the meeting by a stockholder in compliance with the procedures set forth in the Current Bylaws and who was a stockholder of record of Liberty Media (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations made, only if such beneficial owner was the beneficial owner of shares of Liberty Media) both at the time the notice is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the meeting, and who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be.
The Current Bylaws provide requirements for both form and timeliness. To be timely, a stockholder’s notice must be received at the principal executive offices of the corporation (a) not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, provided, that, in the event that the date of the annual meeting is advanced by more than 20 calendar days, or delayed by more than 70 calendar days, from such anniversary date, notice by the stockholder to be timely must be so received nor earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which notice of the date of the meeting was communicated to stockholders or public announcement of the date of the meeting was made, whichever occurs first. The Current Bylaws further provide that in no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described therein.
In the case of a special meeting called by Liberty Media for the purpose of electing one or more directors to the Board of Directors, nominations by a stockholder entitled to vote that would otherwise comply with the form requirements in the Current Bylaws must be received by the Secretary at Liberty Media’s principal executive offices not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The Current Bylaws provide further that in no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

The Nevada Bylaws will provide that, at an annual meeting of the stockholders, to be properly brought before the meeting, nominations for persons for election to our Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in Liberty Media’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or a duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or duly authorized committee thereof), or (iii) otherwise properly requested to be brought before the meeting by a stockholder (in compliance with the procedures set forth in the Nevada Bylaws.
The Nevada Bylaws will provide requirements for both form and timeliness. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the meeting, and (b) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting or if no annual meeting was held in the immediately preceding year, not later than 60 days prior to the meeting or, if later, the close of business on the 10th day following the day on which notice of the date of the meeting was communicated to stockholders or public disclosure of the date of the meeting was made, whichever occurs first. The Nevada Bylaws will further provide that in no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein.
In the case of a special meeting called by Liberty Media for the purpose of electing one or more directors to the Board of Directors, nominations by a stockholder entitled to vote that would otherwise comply with the form requirements in the Nevada Bylaws must be delivered to the Secretary at Liberty Media’s principal executive offices not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The Nevada Bylaws provide further that in no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
CORPORATE OPPORTUNITIES
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
The Current Charter does not include a corporate opportunity waiver.

The NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
The Nevada Articles will acknowledge that Liberty Media may have overlapping directors and officers with other entities that compete with Liberty Media’s businesses and that Liberty Media may engage in material business transactions with such other entities. Liberty Media will renounce its rights to certain business opportunities and the Nevada Articles will provide that no director or officer of Liberty Media will breach their fiduciary duty and therefore be liable to Liberty Media or its stockholders by reason of the fact that any such individual directs a corporate opportunity to another person or entity instead of Liberty Media, or does not refer or communicate information regarding such corporate opportunity to Liberty Media, unless (x) such opportunity was expressly offered to such person solely in his or her capacity as a director or officer of Liberty Media or as a director or officer of Liberty Media’s subsidiaries and (y) such opportunity relates to a line of business in which Liberty Media or any of its subsidiaries is then directly engaged.

LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS
The DGCL permits limiting or eliminating the monetary liability of directors and certain officers to a corporation or its stockholders, except with regard to breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful repurchases, redemptions or dividends, or improper personal benefit or, in the case of such officers, in actions by or in the right of the corporation.
The Current Charter provides that, to the fullest extent permitted by the DGCL, Liberty Media’s directors are not liable to Liberty Media or any of its stockholders for monetary damages for breaches of fiduciary duties as a director.

The NRS has a broader provision limiting or eliminating the individual liability of both directors and officers unless the articles of incorporation provide for greater liability.
Under the NRS, unless otherwise provided in the articles of incorporation or pursuant to certain statutory exceptions, a director or officer is not individually liable for damages to the corporation or its stockholders or creditors as a result of an act or failure to act in his or her capacity as a director or officer unless a statutory presumption that such person acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted, and it is proven both that the act or failure to act constituted a breach of fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law.
The NRS therefore (i) imposes a more stringent burden than under the DGCL regarding a breach of the duty of loyalty or deriving an improper personal benefit under the DGCL, (ii) applies that standard to officers as well as directors of the corporation, and (iii) does so without need to expressly adopt provisions in the articles of incorporation.
Under the Nevada Articles, no director or officer will be personally liable to Liberty Media, its stockholders or its creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer to the fullest extent permitted by the NRS.

LIBERTY MEDIA CORPORATION / 49

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
INDEMNIFICATION OF DIRECTORS, OFFICERS
The DGCL generally permits a corporation to indemnify its directors and officers acting in good faith, subject to certain exceptions. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel, will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity.
The Current Charter and Current Bylaws provide that Liberty Media will indemnify any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of Liberty Media, or is or was serving at the request of Liberty Media as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans , against all liability and loss suffered and expenses (including attorneys’ fees) incurred by such person, to the fullest extent permitted by the laws of the State of Delaware and the Current Charter, subject to certain exceptions.
The Current Charter also provides that Liberty Media is required to pay the expenses (including attorneys’ fees) incurred by a director or officer in defending any proceeding in advance of its final disposition, subject to certain conditions. The Current Charter provides that Liberty Media is required to indemnify or make advances to a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Liberty Media Board of Directors.

The NRS generally permits a corporation to indemnify any director or officer who is not liable under NRS 78.138 for any act or failure to act as such or such director or officer acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a non-derivative action involving a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful).
The Nevada Articles and Nevada Bylaws will provide that, subject to certain exceptions, to the fullest extent permitted by applicable law, including the NRS, Liberty Media shall indemnify any person who was or is a party or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person, or a person for whom such person is the legal representative, is or was a director or officer of Liberty Media, or is or was serving at the request of Liberty Media as a director, officer, manager (of an LLC) employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding.
The Nevada Articles and Nevada Bylaws will provide that Liberty Media shall pay the reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any proceeding in advance of its final disposition, subject to certain conditions. Payment of such expenses incurred by other employees and agents of Liberty Media may be made by the Board of Directors in its discretion upon such terms and conditions, if any, as it deems appropriate.

DIVIDENDS
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets), so long as the corporation is and remains solvent. The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. In making those determinations, the board of directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, or any other method that is reasonable in the circumstances.

50 / 2026 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
SUPERMAJORITY VOTING PROVISIONS
With limited exception, in addition to any other required approval under the DGCL or the Current Charter, the Current Charter requires the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as single class, in order for Liberty Media to take any action to authorize (i) the amendment, alteration, or repeal of any provision of the Current Charter (unless the laws of Delaware do not require the consent of Liberty Media’s stockholders or at least 75% of the members of the Board of Directors then in office have approved such action), (ii) the adoption, amendment, or repeal of any provision of the Current Bylaws by the stockholders, (iii) the merger or consolidation of Liberty Media with or into any other corporation (unless the laws of Delaware do not require the consent of Liberty Media’s stockholders or at least 75% of the members of the Board of Directors then in office have approved such transaction), (iv) the sale, lease or exchange of all, or substantially all, of the property or assets of Liberty Media (unless at least 75% of the members of the Board of Directors then in office have approved such transaction), and (v) the dissolution of Liberty Media (unless at least 75% of the members of the Board of Directors then in office have approved such dissolution).

With limited exception, in addition to any other required approval under the NRS or the Nevada Articles, the Nevada Articles will require approval of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class, in order for Liberty Media to take any action to authorize (i) the amendment, alteration, or repeal of any provision of the Nevada Articles (unless at least 75% of the members of the Board of Directors then in office have approved such action), (ii) the adoption, amendment, or repeal of any provision of the Nevada Bylaws by the stockholders, (iii) the merger or consolidation of Liberty Media with or into any other corporation (unless at least 75% of the members of the Board of Directors then in office have approved such transaction), (iv) the sale, lease or exchange of all, or substantially all, of the property or assets of Liberty Media (unless at least 75% of the members of the Board of Directors then in office have approved such transaction), and (v) the dissolution of Liberty Media (unless at least 75% of the members of the Board of Directors then in office have approved such dissolution).

STATE ANTI-TAKEOVER STATUTES
Section 203 of the DGCL generally prohibits “business combinations,” including mergers, sales and leases of assets, issuances of securities and certain other transactions, by a corporation or certain of its subsidiaries with an “interested stockholder” (as defined under Section 203 of the DGCL), for a period of three years after the person or entity becomes an interested stockholder unless: (i) the board of directors of the corporation has approved, before such person or entity became an interested stockholder, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the “voting stock” of the corporation outstanding at the time the transaction commenced (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) at or subsequent to the person or entity becoming an interested stockholder, the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of at least 66 2∕3% of the outstanding voting stock not owned by the interested stockholder.
Liberty Media has not opted out of the protections of Section 203 of the DGCL. As a result, the statute applies to Liberty Media.

Business Combinations: NRS 78.411 through 78.444, inclusive (the Nevada Combinations Statutes) generally prohibit “combinations”, including mergers, consolidations, certain sales and leases of assets, issuances of securities and similar transactions by a Nevada corporation having a requisite number (which Liberty Media expects to have) of stockholders of record, with any person who beneficially owns (or any affiliate or associate of the corporation who within the previous two years owned), directly or indirectly, 10% or more of the voting power of the outstanding voting shares of the corporation (an interested stockholder), within two years after such person first became an interested stockholder unless (i) the board of directors of the corporation approved the combination or transaction by which the person first became an interested stockholder before the person first became an interested stockholder or (ii) the board of directors of the corporation has approved the combination in question and, at or after that time, such combination is approved at an annual or special meeting of the stockholders of the target corporation, and not by written consent, by the affirmative vote of holders of stock representing at least 60% of the outstanding voting power of the target corporation not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder.
Beginning two years after the date the person first became an interested stockholder, a combination may also be permitted if the interested stockholder satisfies certain requirements with respect to the aggregate consideration to be received by holders of outstanding shares in the combination. The Nevada Combinations Statutes do not apply to combinations with an interested stockholder after the expiration of four years from when the person first became an interested stockholder or if the corporation’s original articles of incorporation contain a provision expressly electing not to be governed thereby.
The Nevada Articles will elect not to be governed by the Nevada Combinations Statutes.

LIBERTY MEDIA CORPORATION / 51

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

Acquisition of Controlling Interest: NRS 78.378 through 78.3793, inclusive (the Nevada Control Share Statutes), pertaining to the acquisition of controlling interests, apply to “issuing corporations” that are Nevada corporations doing business, directly or through an affiliate, in Nevada and having at least 200 stockholders of record, including at least 100 of whom have addresses in Nevada appearing on the stock ledger of the corporation. Under those provisions, any person who acquires a controlling interest in a corporation may not exercise voting rights of any “control shares” unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The statutes apply to acquisitions of a “controlling interest” in ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. “Control shares” also include shares acquired by persons acting in association with an acquiring person and those acquired within 90 days immediately preceding the date of the acquisition triggering the statutes. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares pursuant to the Nevada dissenter’s rights statute.
The Nevada Control Share Statutes do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. Therefore, the board of directors of a Nevada corporation may cause the corporation to avoid the imposition of the restrictions imposed by such statutes by amending the bylaws of the corporation in connection with a transaction to include an opt-out from the statutes. A Nevada corporation may impose stricter requirements if it so desires.
The Nevada Articles will opt out of the provisions of the Nevada Control Share Statutes.

52 / 2026 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
FIDUCIARY DUTIES OF DIRECTORS
Under Delaware law, the standards of conduct for directors have developed through Delaware case law. Generally, directors must exercise a duty of care and duty of loyalty to the company and its stockholders. Members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.

Nevada has statutorily defined the fiduciary duties of directors and officers and the operation of the “business judgment rule” for Nevada corporations. The NRS defines the fiduciary duties of directors and officers of Nevada corporations as exercising their powers in good faith, on an informed basis, and with a view to the interests of the corporation. Under the NRS, directors and officers are presumed to act in such a manner and holding a director or officer liable for a breach of fiduciary duty requires rebuttal of that presumption as well as proving that the breach involved fraud, intentional misconduct or a knowing violation of the law. See “Limitation of Liability of Directors and Officers”. In exercising their powers, directors and officers are entitled to rely on information, opinions, reports, books of account or statement, including financial statements and other financial data, prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent in the matters prepared or presented. Directors or officers may also rely on counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters reasonably believed to be within their professional or expert competence, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

LIBERTY MEDIA CORPORATION / 53

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
FIDUCIARY DUTIES OF STOCKHOLDERS
Section 144 of the DGCL provides that no person that is a controlling stockholder or member of a control group (as such terms are defined in Section 144 of the DGCL) shall be liable in such capacity to a corporation or its stockholders for monetary damages for breach of fiduciary duty other than for (a) breach of the duty of loyalty to the corporation or the other stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (c) any transaction from which the person derived an improper personal benefit.
While Delaware common law generally provides that stockholders do not owe fiduciary duties to a corporation or other stockholders, controlling stockholders may owe fiduciary duties to a corporation and its stockholders in certain limited circumstances. A controlling stockholder’s fiduciary duties arise when it exerts control by directly influencing the corporation in the controlling stockholder’s capacity as a stockholder or indirectly influencing the corporation through directors or officers whom the controlling stockholder controls. Subject to Section 144, a controlling stockholder breaches these duties if it exercises its ability to control the corporate machinery in bad faith or in a self-interested or grossly negligent manner (subject in all events to certain exceptions and the application of common law and/or statutory safe harbors).
A controlling stockholder, as defined under Section 144, means any person that, together with such person’s affiliates and associates: (a) owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or in the election of directors who have a majority in voting power of the votes of all directors on the board of directors; (b) has the right, by contract or otherwise, to cause the election of nominees who are selected at the discretion of such person and who constitute either a majority of the members of the board of directors or directors entitled to cast a majority in voting power of the votes of all directors on the board of directors; or (c) has the power functionally equivalent to that of a stockholder that owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors by virtue of ownership or control of at least 1∕3 in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or in the election of directors who have a majority in voting power of the votes of all directors on the board of directors and power to exercise managerial authority over the business and affairs of the corporation.

NRS 78.240 provides that no stockholder, except for a controlling stockholder, shall have any fiduciary duty to a Nevada corporation or any other stockholder of a Nevada corporation.
The only fiduciary duty of a controlling stockholder of a Nevada corporation is to refrain from exerting undue influence over any director or officer of the corporation with the purpose and proximate effect of inducing a breach of fiduciary duty by such director or officer: (a) for which breach the director or officer is liable pursuant to NRS 78.138; and (b) which breach: (1) directly relates to the initiation, evaluation, negotiation, authorization or approval by the board of directors, or a committee thereof, of a contract or transaction to which the controlling stockholder or any of its affiliates or associates is a party or in which the controlling stockholder or any of its affiliates or associates has a material and nonspeculative financial interest; and (2) results in material, nonspeculative and non-ratable financial benefit to the controlling stockholder, which benefit excludes, and results in a material and nonspeculative detriment to the other stockholders generally.
“Controlling stockholder” is defined as a stockholder of a corporation having the voting power, by virtue of such stockholder’s relative beneficial ownership of shares or otherwise pursuant to the articles of incorporation, to elect at least a majority of the corporation’s directors.

54 / 2026 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
FLEXIBILITY FOR DECISIONS, INCLUDING TAKEOVERS
The DGCL does not provide a list of statutory factors that corporate directors and officers may consider in making decisions. Under Delaware common law, directors’ conduct may be subject to enhanced scrutiny in respect of, among other matters, defensive actions taken in response to a potential change of control and approval of certain transactions involving a sale, breakup or change of control.
With respect to defensive actions taken in response to a potential change of control, directors’ decisions are protected by the business judgment rule, as long as a two-part test is satisfied. The test requires that: (1) the board show reasonable grounds for the belief that a danger to corporate policy and effectiveness existed; and (2) the defensive measures taken are reasonable in relation to the threat posed (i.e., that the defensive measure must not be “coercive or preclusive” and must be within the range of reasonable responses to the threat posed).
With respect to certain transactions involving a sale, breakup or change of control, the directors have a duty to carry out a sound process reasonably designed to secure the best price reasonably attainable for its stockholders under the circumstances.

In exercising their powers with a view to the interests of the corporation, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies and are not required to consider, as a dominant factor, the effect of a proposed corporate action upon any particular group or constituency having an interest in the corporation. The constituencies can include, but are not limited to, the corporation’s employees, suppliers, creditors or customers, the economy, the interests of the community or of society, the long-term or short-term interests of the corporation, and the long-term or short-term interests of the corporation’s stockholders, as well as whether the corporation or its stockholders may be best served by the continued independence of the corporation.
Director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

LIBERTY MEDIA CORPORATION / 55

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
INTERESTED PARTY TRANSACTIONS
The DGCL provides that no act or transaction involving or between a corporation, or one or more of the corporation’s subsidiaries, on the one hand, and one or more of its directors or officers, on the other hand, or involving or between a corporation or one or more of the corporation’s subsidiaries, on the one hand, and any other corporation, partnership (general or limited), limited liability company, statutory trust, association, or any other entity or organization in which one or more of its directors or officers are directors, stockholders, partners, managers, members, or officers, or have a financial interest, on the other hand, may be the subject of equitable relief, or give rise to an award of damages, against a director or officer of the corporation because of the foregoing circumstances or the receipt of any benefit by any such director, officer, entity, or organization or because the director or officer is present at or participates in the meeting of the board of directors or committee authorizing the act or transaction or was involved in the initiation, negotiation, or approval of the act or transaction (including by virtue of a director’s vote being counted for such purpose if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the act or transaction, including any involvement in the initiation, negotiation, or approval of the act or transaction are disclosed or are known to all members of the board of directors or a committee thereof, and the board or committee in good faith and without gross negligence authorizes the act or transaction by the affirmative vote of a majority of the disinterested directors then serving on the board of directors of such committee (as applicable), even though the disinterested directors are less than a quorum, provided that if a majority of the directors are not disinterested directors with respect to the act or transaction, such act or transaction shall be approved (or recommended for approval) by a committee of the board of directors that consists of two or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the act or transaction; (2) the act or transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (3) the act or transaction is fair as to the corporation and the corporation’s stockholders.

Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or stockholders and the transaction is approved by the board or stockholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to thecorporation at the time it is authorized or approved.

56 / 2026 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA

In addition, the DGCL also provides that a “controlling stockholder transaction” (as such term is defined in Section 144 of the DGCL), other than any “going private transaction” (as such term is defined in Section 144 of the DGCL), may not be the subject of equitable relief, or give rise to an award of damages, against a director or officer of the corporation or any “controlling stockholder” or member of a “control group” (as such terms are defined in Section 144 of the DGCL), by reason of a claim based on a breach of fiduciary duty by a director, officer, controlling stockholder, or member of a control group, if: (1) the material facts as to such controlling stockholder transaction (including the controlling stockholder’s or control group’s interest therein) are disclosed or are known to all members of a committee of the board of directors to which the board of directors has expressly delegated the authority to negotiate (or oversee the negotiation of) and to reject such controlling stockholder transaction, and such controlling stockholder transaction is approved (or recommended for approval) in good faith and without gross negligence by a majority of the disinterested directors then serving on the committee; provided that the committee consists of 2 or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the controlling stockholder transaction; or (2) such controlling stockholder transaction is conditioned, by its terms, as in effect at the time it is submitted to stockholders for their approval or ratification, on the approval of or ratification by disinterested stockholders, and such controlling stockholder transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (3) such controlling stockholder transaction is fair as to the corporation and the corporation’s stockholders. Likewise, the DGCL provides that a controlling stockholder transaction constituting a going private transaction may not be the subject of equitable relief, or give rise to an award of damages, against a director or officer of the corporation or any controlling stockholder or member of a control group by reason of a claim based on breach of fiduciary duty by a director, officer, controlling stockholder, or member of a control group, if: (A) such controlling stockholder transaction is approved (or recommended for approval) by a committee of the board of directors as described in (1) above of this section by the stockholders as described in (2) above, or (B) such controlling stockholder transaction is fair as to the corporation and its stockholders.

LIBERTY MEDIA CORPORATION / 57

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
INSPECTION OF BOOKS AND RECORDS
Under the DGCL, any stockholder or beneficial owner has the right, upon written demand under oath stating the proper purpose thereof (and otherwise satisfying the requirements of Section 220 of the DGCL), either in person or by attorney or other agent, to inspect and make copies and extracts from the corporation’s stock ledger, list of stockholders and certain other books and records of the corporation, as well as the books and records of its subsidiary (subject to certain exceptions), for a proper purpose during the usual hours of business.

Inspection rights under Nevada law are more limited than those under the DGCL. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his, her or its interest as a stockholder of the corporation.
In addition, the NRS grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any proper purpose. The right to inspect the books of account and financial statements of a corporation, to make copies of such records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

58 / 2026 PROXY STATEMENT

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
APPRAISAL RIGHTS / DISSENTER’S RIGHTS
Under the DGCL, a stockholder who has neither voted in favor of certain mergers, consolidations or conversions of a corporation to another entity, nor consented thereto in writing, who has properly demanded appraisal of their shares, and who otherwise complies with the requirements for perfecting and preserving their appraisal rights under Section 262 of the DGCL may be entitled to receive payment in cash for the fair value of their shares (exclusive of any element of value arising from the accomplishment or expectation of such merger, consolidation or conversion), together with interest (if any) to be paid on the amount determined to be fair value of such shares, as appraised by the Court of Chancery of the State of Delaware in an appraisal proceeding. However, unless the corporation’s certificate of incorporation provides otherwise, appraisal rights are not available for shares of capital stock that, at the record date for determination of stockholders entitled to receive notice of the meeting of stockholders (or at the record date for determination of stockholders entitled to consent pursuant to Section 228 of the DGCL) to act upon the merger, consolidation or conversion, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. Further, unless the corporation’s certificate of incorporation provides otherwise, no appraisal rights are available to stockholders of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation as provided in Section 251(f) of the DGCL.
Notwithstanding the foregoing, appraisal rights are available if stockholders are required to accept for their shares anything other than (i) shares of capital stock of the surviving corporation (or of the converted entity if such entity is a corporation), (ii)  shares of capital stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of clauses (i)  – (iii). Appraisal rights are also available under the DGCL in certain other circumstances, including in certain parent-subsidiary mergers and in certain circumstances where the certificate of incorporation so provides.
Neither the Current Charter nor the Current Bylaws provide for appraisal rights in any additional circumstance other than as required by applicable law.
See Section 262 of the DGCL.

A stockholder of a Nevada corporation may be entitled to dissent from certain transactions involving the Nevada corporation, including a merger for which the approval of stockholders is required, and obtain payment of the fair value of his or her shares.
However, there is no right of dissent in favor of stockholders of: (i) any class or series which is a covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended (the Securities Act); (ii) any class or series which is traded in an organized market, has at least 2,000 stockholders and has a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or (iii) certain securities issued by an open end management investment company registered with the SEC, unless the articles of incorporation provide otherwise.
Notwithstanding the foregoing, dissenter’s rights are available if stockholders are required by the terms of the corporate action to accept for their shares anything other than (i) cash, (ii) securities or other proprietary interests shares of any other entity that will satisfy the marketability standards set forth in the prior paragraph, or (iii) any combination of clauses (i) and (ii).
A stockholder who wishes to assert dissenter’s rights must comply with all of the requirements for asserting and preserving their dissenter’s rights under NRS 92A.300 –  92A.500, including delivering a statement of intent with respect to the corporate action prior to the taking of the vote (or the date set in an advance notice statement given by the company in the case of an action to be taken by written consent of the stockholders), and delivering a written demand for payment by the date set in a dissenter’s notice given by the corporation.
Neither the Nevada Articles nor the Nevada Bylaws will provide for dissenter’s rights in any additional circumstance other than as required by applicable law.

LIBERTY MEDIA CORPORATION / 59

Proposal 3 – The Conversion Proposal
RIGHT	DELAWARE	NEVADA
EXCLUSIVE FORUM	Neither the Current Charter nor the Current Bylaws contain an exclusive forum provision.
The Nevada Articles will provide that, unless Liberty Media consents in writing to an alternative forum, and to the fullest extent permitted by law, including applicable jurisdictional requirements and laws of the United States, the Nevada Eighth Judicial District Court in Clark County, Nevada (or if the Nevada Eighth Judicial District Court does not have jurisdiction, any other state district court located in the State of Nevada, and if no state district court in the State of Nevada has jurisdiction, any federal court located in the State of Nevada), shall, to the fullest extent permitted by law, be the exclusive forum for certain specified types of “internal actions” as defined under the NRS, including (a) those brought in the name or right of Liberty Media or on its behalf; (b) those for or based upon a breach of fiduciary duty against any director, officer or controlling stockholder of Liberty Media in such capacity; or (c) those arising pursuant to, or to interpret, apply, enforce or determine the validity of, any provision of the Nevada corporation laws, the articles of incorporation, the bylaws or certain voting agreements or trusts. In addition, the Nevada Articles will provide that, unless Liberty Media consents in writing to the selection of an alternative forum, and to the fullest extent permitted by law, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The Nevada Articles will further provide that, for the avoidance of doubt, this exclusive forum provision shall not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts of the United States have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or rules and regulations thereunder; there is uncertainty as to whether a court would enforce a provision which restricts the courts in which claims arising under the Securities Act may be brought.

WAIVER OF JURY TRIAL	Neither the Current Charter nor the Current Bylaws contain a jury trial waiver.	The Nevada Articles will include that any internal actions (as defined in NRS 78.046) to be tried in the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury.
EFFECT ON LIBERTY MEDIA EQUITY AWARDS
At the Effective Time, any (i) option to purchase shares of FWONB or FWONK and (ii) restricted stock units with respect to shares of FWONK, in each case (and each a FWON award), will be automatically converted into a corresponding award with respect to shares of FWONB-NV or FWONK-NV, as applicable (each a FWON-NV award). The exercise price, if applicable, and the number of shares subject to the FWON-NV award will be the same as those associated with the FWON award immediately prior to the Effective Time and, except as described herein, all other terms (including, for example, the vesting terms thereof) of the FWON-NV awards will, in all material respects, be the same as those of the FWON award immediately prior to the Effective Time.
As of the date hereof, there are no outstanding options to purchase shares, restricted share awards or restricted stock units with respect to shares of FWONA, LSXMA, LSXMB, LSXMK, LLYVA, LLYVB or LLYVK.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The following discussion summarizes the U.S. federal income tax consequences of the conversion to holders that receive shares of Common Stock-NV in exchange for their shares of common stock pursuant to the conversion.
This discussion is based on the Code, applicable Treasury regulations promulgated or proposed thereunder (Treasury Regulations), judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement,
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and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of common stock that are U.S. holders (as defined below) and that hold their shares of common stock as capital assets, within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of common stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (and investors therein), holders who acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, and holders who hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences. Moreover, this discussion does not address the tax consequences of the exercise of any appraisal rights in connection with the conversion.
HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM AS A RESULT OF THE CONVERSION.
For purposes of this section, a U.S. holder is a beneficial owner of common stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of common stock should consult its tax advisor regarding the tax consequences of the conversion.
Treatment of the Conversion
The completion of the conversion is conditioned upon the receipt by Liberty Media of the opinion of Skadden Arps, dated as of the date of the conversion, to the effect that, under current U.S. federal income tax law, the conversion will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. This condition to completion of the conversion may not be waived by Liberty Media.
The opinion of Skadden Arps will be based on the law in effect as of the time of the conversion and will rely upon certain assumptions, as well as statements, representations, and undertakings made by officers of Liberty Media. If any of those statements, representations, or assumptions is incorrect or untrue in any material respect or any of those undertakings is not complied with, or if the facts upon which the opinion of Skadden Arps is based are materially different from the actual facts that exist at the time of the conversion, the conclusion reached in such opinion could be adversely affected.
Liberty Media does not intend to seek a ruling from the Internal Revenue Service (the IRS) regarding the U.S. federal income tax treatment of the conversion. The legal authorities upon which the opinion of Skadden Arps will be based are subject to change or differing interpretations at any time, possibly with retroactive effect. An opinion of counsel is not binding on courts or the IRS, and there can be no assurance that the IRS will not challenge the conclusions reached in such opinion or that a court would not sustain such a challenge.
Assuming, consistent with the opinion of Skadden Arps, that the conversion qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, then, for U.S. federal income tax purposes:
•
no gain or loss will be recognized by, and no amount will be included in the income of, a holder of common stock upon the conversion of such common stock into Common Stock-NV pursuant to the conversion;

•
the aggregate tax basis of the shares of FWONA-NV received by a holder of shares of FWONA in the conversion will equal the aggregate tax basis of the shares of FWONA converted into such shares of FWONA-NV;

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•
the aggregate tax basis of the shares of FWONB-NV received by a holder of shares of FWONB in the conversion will equal the aggregate tax basis of the shares of FWONB converted into such shares of FWONB-NV;

•
the aggregate tax basis of the shares of FWONK-NV received by a holder of shares of FWONK in the conversion will equal the aggregate tax basis of the shares of FWONK converted into such shares of FWONK-NV; and

•
the holding period of the shares of Common Stock-NV received by a holder of common stock in the conversion will include the holding period of the common stock converted into such shares of Common Stock-NV.

Holders who have acquired different blocks of common stock at different times or at different prices, and whose blocks of common stock are converted into shares of Common Stock-NV in the conversion, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Common Stock-NV.
Information Reporting
A holder of common stock who owns at least 5% of the outstanding stock of Liberty Media (by vote or value) immediately before the conversion will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the conversion occurs a statement setting forth certain information relating to the conversion, including the aggregate fair market value and tax basis of the common stock of such holder converted in the conversion. Holders of common stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.
REGULATORY MATTERS
The consummation of the conversion requires the filing of a certificate of conversion with the Secretary of State of the State of Delaware and the filing of articles of conversion with the Nevada Secretary of State. No other regulatory or governmental approvals or consents will be required in connection with the conversion.
APPRAISAL RIGHTS
Under Delaware law, holders of shares of FWONA and FWONK are not entitled to appraisal rights in connection with the conversion as contemplated by the Plan of Conversion. If the conversion is completed, notwithstanding any provision of the Plan of Conversion to the contrary, shares of FWONB that are issued and outstanding immediately prior to the Effective Time and which are held by holders of record and/or beneficial owners of FWONB who (1) do not consent to in writing or otherwise vote in favor of the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion; (2) are entitled to demand, and who have properly exercised and perfected, appraisal rights of their shares of FWONB in accordance with Section 262 of the DGCL; (3) continuously hold of record or beneficially own their shares on the date of making such demand and through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not effectively withdraw their demands or otherwise waive, fail to perfect or lose their rights to appraisal under the DGCL with respect to such shares of FWONB may, subject to the conditions thereof, seek appraisal of their shares in connection with the conversion under Section 262 of the DGCL. This summary does not purport to be a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262, the text of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation, conversion, transfer, domestication or continuance (subject to certain exceptions as set forth in Section 262 of the DGCL), provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, in each case unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s shares and to file a petition for
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appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff. The Current Charter and Current Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.
If the conversion is completed, notwithstanding any provision of the Plan of Conversion to the contrary, shares of FWONB that are issued and outstanding immediately prior to the Effective Time and which are held by holders of record and/or beneficial owners of FWONB who (1) do not vote in favor of the adoption of, or consent to the adoption of, the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion; (2) are entitled to demand, and who have properly exercised and perfected, appraisal rights of their shares of FWONB in accordance with Section 262 of the DGCL; (3) continuously hold of record or beneficially own their shares on the date of making such demand and through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (Section 262); and (5) do not effectively withdraw their demands, or otherwise waive, fail to perfect or lose their rights to appraisal under the DGCL with respect to such shares of FWONB may, subject to the conditions thereof, be entitled to seek the “fair value” of their shares in cash as determined by the Delaware Court of Chancery pursuant to Section 262 in connection with the conversion. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of FWONB, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of FWONB held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available, without subscription or cost, at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that the record holders or beneficial owners of FWONB exercise their appraisal rights under Section 262. RECORD HOLDERS AND BENEFICIAL OWNERS OF FWONB SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the conversion is completed, notwithstanding any provision of the Plan of Conversion to the contrary, shares of FWONB that are issued and outstanding immediately prior to the Effective Time and which are held by holders of record and/or beneficial owners of FWONB who (1) do not consent to or otherwise vote in favor of the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion; (2) are entitled to demand, and who have properly exercised and perfected, appraisal rights of their shares of FWONB in accordance with Section 262; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; (4) do not waive, effectively withdraw, fail to perfect or otherwise lose their right to appraisal under the DGCL with respect to such shares of FWONB; and (5) otherwise comply with the procedures set forth in Section 262 may be entitled to receive a payment in cash equal to the “fair value” of their shares of FWONB as determined by the Delaware Court of Chancery, in lieu of the shares of FWONB-NV as set forth in the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the, and through, the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the conversion to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. Elements of future value, including the nature of the enterprise, that are known or susceptible of proof as of the date of the conversion and not the product of speculation may be considered by the Delaware Court of Chancery when determining “fair value” of shares, but such determination is exclusive of any element of value arising from the accomplishment or expectation of the conversion.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
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Under Section 262, where the proposed conversion for which appraisal rights are provided is to be submitted for approval at a meeting of the corporation’s stockholders, the corporation, not less than 20 days prior to the meeting, must notify each stockholder of the converting corporation as of the record date for notice of such meeting that appraisal rights are available and include in such notice a copy of Section 262 or information directing the stockholder to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Liberty Media’s notice to its stockholders that appraisal rights are available in connection with the conversion, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the conversion, any holder of record or beneficial owner of shares of FWONB who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive only the shares of FWONB-NV, described in the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of FWONB, if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders and/or beneficial owners wishing to exercise the right to seek an appraisal of their shares of FWONB must do ALL of the following:
•
such person must deliver to the Company a written demand for appraisal of such person’s shares of FWONB before the taking of the vote on the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion (a proxy or vote against the adoption of such resolution will not constitute such a demand);

•
such person must not consent to or otherwise vote in favor of the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion;

•
such person must continuously hold of record and/or beneficially own the shares of FWONB from the date of making the demand through the Effective Time (a person will lose appraisal rights if, among other things, the person transfers the shares before the Effective Time); and

•
strictly comply with the procedures of Section 262 of the DGCL for perfecting appraisal rights thereafter.

As described below, within 120 days after the Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. Liberty Media-NV is under no obligation, and Liberty Media has no present intention, to file such a petition, and stockholders and beneficial owners should not assume that Liberty Media-NV will file a petition or initiate any negotiations with respect to the fair value of the shares of FWONB.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to Liberty Media, before the vote on the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion at the annual meeting, a written demand for the appraisal of such person’s shares of FWONB. In addition, such person must not consent to or otherwise vote in favor of the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion. Consenting to or otherwise voting in favor of the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously delivered written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares for which appraisal is demanded on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, such shares through the Effective Time. Neither withholding consent nor abstaining from voting or failing to vote with respect to the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any vote on the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion. A person’s failure to make the written demand prior to the taking of the vote on the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion at the annual meeting will constitute a waiver of appraisal rights.
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In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of FWONB. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below). If the shares of FWONB are owned of record or beneficially owned in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner or beneficial owner, and if the shares of FWONB are owned of record or beneficially owned by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint record holders or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint record holders or beneficial owners, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record owner or owners or beneficial owner or owners, respectively, and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners or beneficial owner or owners, as applicable. All written demands for appraisal pursuant to Section 262 must be mailed or delivered to:
Liberty Media Corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
Attention: Corporate Secretary
At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has submitted a demand for appraisal and who has not commenced an appraisal proceeding or otherwise joined such proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. A withdrawal of a person’s demand for appraisal will be deemed to be an acceptance of the shares of FWONB to which such withdrawing person is entitled pursuant to the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable share of FWONB-NV within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, or Liberty Media-NV does not approve a person’s request to withdraw a demand for appraisal when such approval is required, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the shares of FWONB-NV being offered pursuant to the Plan of Conversion.
Notice
If the conversion is completed, within 10 days after the Effective Time, the converted corporation will notify each stockholder who has complied with Section 262(d)(1) of the DGCL and has not voted in favor of or consented to the conversion, and any beneficial owner who has properly demanded appraisal under Section 262, that the conversion has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has delivered a demand for appraisal and complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of all of the shares held by all dissenting stockholders entitled to appraisal. The converted
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corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners of FWONB should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of FWONB. Accordingly, any persons who desire to have their shares of FWONB appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of FWONB within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the resolution of the Board of Directors approving the conversion pursuant to and in accordance with applicable law and the Plan of Conversion and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares of FWONB (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within 10 days after receipt by the converted corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery in which the petition was filed a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares of FWONB and with whom agreements as to the value of their shares of FWONB have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery and the costs of any such notice are borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person.
Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of FWONB, exclusive of any element of value arising from the accomplishment or expectation of the conversion, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 to each person entitled to appraisal, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
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In determining fair value of shares of capital stock, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the shares of FWONB-NV they would otherwise be entitled to receive pursuant to the conversion if they did not seek appraisal of their shares. ALTHOUGH WE BELIEVE THAT THE VALUE OF THE SHARES OF FWONB-NV TO BE ISSUED IN CONNECTION WITH THE CONVERSION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF FWONB-NV TO BE ISSUED IN CONNECTION WITH THE CONVERSION. We do not anticipate offering more than the applicable shares of FWONB-NV in connection with the conversion to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of FWONB is less than the value of the FWONB-NV to be issued in connection with the conversion. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and be allocated between the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of FWONB under Section 262 fails to perfect, or waives, loses or validly withdraws, such person’s right to appraisal, such person’s shares of FWONB will be deemed to have been converted at the Effective Time into the right to receive shares of FWONB-NV in connection with the conversion. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of FWONB-NV in connection with the conversion in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of FWONB for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time). If a person who has made a demand for an appraisal in accordance with Section 262 delivers to the converted corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares, either within 60 days after the Effective Time or thereafter with the converted corporation’s written approval, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal
LIBERTY MEDIA CORPORATION / 67

Proposal 3 – The Conversion Proposal
proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such person’s demand for appraisal and to accept the consideration as contemplated by the conversion within 60 days after the Effective Time. If a petition for an appraisal is not filed within the time provided in accordance with Section 262, the right to appraisal with respect to all shares of FWONB will cease.
Failure to comply strictly with all of the procedures set forth in Section 262 for demanding and perfecting appraisal rights may result in the loss of appraisal rights. Consequently, and in view of the complexity of Section 262, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
ACCOUNTING TREATMENT
We expect that the conversion will have no effect from an accounting perspective. Accordingly, Liberty Media’s historical financial statements, which previously have been reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of Liberty Media following the conversion.
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Proposal 4 – The Adjournment Proposal
Proposal 4 – The Adjournment Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to consider and vote on a proposal to authorize the adjournment of the annual meeting by the company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the conversion proposal or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.
The approval of the adjournment proposal is not a condition to the completion of the conversion.
VOTE AND RECOMMENDATION
The adjournment proposal requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
The Board of Directors recommends that you vote FOR this proposal because it will allow the company to permit further solicitation of proxies if necessary or appropriate.

LIBERTY MEDIA CORPORATION / 69

Executive Officers
Executive Officers

The following lists the executive officers of our company (other than Robert R. Bennett, our Chairman of the Board, and Derek Chang, our President and Chief Executive Officer, each of whom also serve as directors of our company and who are listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 53

Current Positions
•
Principal Financial Officer and Chief Accounting Officer of our company since July 2019 and January 2020, respectively

•
Principal Financial Officer and Chief Accounting Officer of Liberty Live Holdings since January 2025

•
Principal Financial Officer and Chief Accounting Officer of GCI Liberty since December 2024

•
Principal Financial Officer and Chief Accounting Officer of Liberty Broadband since July 2019 and January 2020, respectively

•
Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor from January 2016 – April 2025

•
Principal Financial Officer and Chief Accounting Officer of QVC Group from July 2019 and January 2020, respectively – March 2025

•
Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020 – December 2022

•
Principal Financial Officer and Chief Accounting Officer of Old GCI Liberty from July 2019 and January 2020, respectively – December 2020

•
Senior Vice President and Controller of each of our company, QVC Group and Liberty Broadband from January 2016 –  December 2019 and Old GCI Liberty from March 2018 – December 2019

•
Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

•
Senior Vice President of Liberty Expedia from March 2016 –  July 2019

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Vice President and Controller of our company from November 2011 – December 2015, QVC Group from November 2011 – December 2015 and Liberty Broadband from October 2014 – December 2015

•
Various positions with Liberty Media and QVC Group since 1999

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Executive Officers
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 51

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of Liberty Broadband since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of GCI Liberty since December 2024

•
Chief Legal Officer and Chief Administrative Officer of Liberty Live Holdings since January 2025

Prior Positions/Experience
•
Chief Legal Officer and Chief Administrative Officer of Liberty TripAdvisor from September 2019 and January 2021, respectively – April 2025

•
Chief Legal Officer and Chief Administrative Officer of QVC Group from September 2019 and January 2021, respectively – March 2025

•
Chief Executive Officer of Las Vegas Grand Prix, Inc. from January 2022 – February 2025

•
Chief Legal Officer and Chief Administrative Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 and January 2021, respectively – December 2022

•
Director of LMAC from January 2021 – December 2022

•
Chief Legal Officer of Old GCI Liberty from September 2019 – December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, QVC Group, Liberty TripAdvisor, Liberty Broadband and Old GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

LIBERTY MEDIA CORPORATION / 71

Executive Compensation
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
JOHN C. MALONE
Chairman of the Board; Interim Chief Executive Officer
DEREK CHANG
President and Chief Executive Officer
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Effective January 1, 2025 through January 31, 2025, Mr. Malone assumed the role of our interim President and Chief Executive Officer, and, effective February 1, 2025, Derek Chang was appointed to the role of President and Chief Executive Officer. Effective January 1, 2026, Mr. Malone stepped down from his role on the Board and became our company’s Chairman Emeritus.
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of our company.

•
We have a clawback policy and clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
We review our executives’ base salaries on an annual basis.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

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Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OVERVIEW
Our compensation committee of our Board of Directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include, for Mr. Wendling and Ms. Wilm, significant performance-based bonuses and, for Messrs. Chang and Wendling and Ms. Wilm, significant equity incentive awards, including equity awards that vest multiple years after initial grant.
Our compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven or expected performance of that executive and that is competitive relative to the compensation packages paid to similarly situated executives in other companies. Our compensation committee believes that our compensation packages should assist our company in attracting and retaining key executives critical to our long-term success.
At our 2024 annual meeting, stockholders representing a majority of the aggregate voting power of Liberty Media present and entitled to vote on our say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation disclosed in our proxy statement for the 2024 annual meeting. No material changes were implemented to our executive compensation program as a result of this vote. At our 2024 annual meeting, stockholders elected to hold a say-on-pay vote every three years and our Board of Directors adopted this as the frequency at which future say-on-pay votes would be held.
SERVICES AGREEMENTS
In connection with spin-off or split-off transactions involving our company, Liberty Broadband or QVC Group, we entered into services arrangements with each of QVC Group, Liberty Broadband, GCI Liberty, and Liberty Live Holdings. Each of Liberty Broadband, GCI Liberty, Liberty Live Holdings and, until its change in management (as discussed further below), QVC Group are referred to as a Service Company and are collectively referred to as the Service Companies. Pursuant to these arrangements (the services agreements), our employees provide or provided services, and we provide or provided certain administrative and management services, to the Service Companies.
Pursuant to the services agreement with QVC Group that we assumed in connection with the spin-off of our company from our predecessor parent company (the QVC Group Services Agreement), QVC Group reimbursed us $4.7 million for the portion of the base salary and certain other compensation we paid to our employees that was allocable to QVC Group for estimated time spent by such employee related to QVC Group and for certain administrative and management services. During 2025, the estimate of the allocable percentages of time spent performing services for QVC Group, on the one hand, and our company, on the other hand, were reviewed quarterly by our audit committee for appropriateness. Effective March 31, 2025, members of our management that served as officers of QVC Group stepped down from their positions with QVC Group (with limited exceptions) and effective June 30, 2025, after providing transition services, our company terminated the QVC Group Services Agreement.
Pursuant to the services agreements with the other Service Companies, we provide or provided each Service Company with certain administrative and management services, and each Service Company pays or paid us a monthly management fee, the amount of which is or was subject to a quarterly review. For the year ended December 31, 2025, Liberty Broadband, GCI Liberty and Liberty Live Holdings accrued aggregate management fees of $8.5 million, $3.6 million and $800 thousand, respectively, and from January 1, 2025, July 14, 2025 and December 15, 2025, respectively, through December 31, 2025, in each case, payable to our company under the relevant services agreement.
LIBERTY MEDIA CORPORATION / 73

Executive Compensation
SETTING EXECUTIVE COMPENSATION
In making compensation decisions for each named executive officer (other than Mr. Malone), our compensation committee considers the following:

Pay-Setting
•
each element of the named executive officer’s compensation, including salary, performance-based bonus, equity compensation, perquisites and other personal benefits, and weights equity compensation most heavily;

•
the financial performance of our company compared to internal forecasts and budgets;

•
the scope of the named executive officer’s responsibilities;

•
the competitive nature of the compensation packages offered based on general industry knowledge of the media, telecommunications and entertainment industries and periodic use of survey information provided by Mercer; and

•
the performance of the group reporting to the named executive officer.

In January 2025, our board of directors and compensation committee jointly approved the CEO Offer Letter and compensation arrangements detailed within, which established Mr. Chang’s compensation in his role as our President and Chief Executive Officer. See “—Executive Compensation Arrangements—Derek Chang—CEO Offer Letter” below.
When setting compensation, our compensation committee considered the recommendations obtained from Messrs. Malone and Chang as to all elements of the compensation packages of Mr. Wendling and Ms. Wilm. To make these recommendations, Messrs. Malone and Chang evaluated the performance and contributions of each such named executive officer. They also considered whether the pay packages afforded to such named executive officers were competitive and were aligned internally. They also evaluated the named executive officer’s performance against individual, department and corporate goals.
Mr. Malone’s compensation is governed by the terms of his employment agreement with our company. See “—Executive Compensation Arrangements—John C. Malone.”
ELEMENTS OF 2025 EXECUTIVE COMPENSATION
For 2025, the principal components of compensation for the named executive officers (other than Mr. Malone) were:
•
base salary;

•
with respect to Mr. Wendling and Ms. Wilm, performance-based bonus, payable in cash, and annual performance-based and time-based restricted stock units;

•
with respect to Mr. Chang, a sign-on bonus, a year-end discretionary bonus and time-vested stock options and restricted stock units that vest over multiple years;

•
perquisites and other limited personal benefits; and

•
deferred compensation arrangements.

BASE SALARY
Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer’s overall compensation package, allowing for a greater portion to be performance- and equity-based, thereby aligning the interests of our executives more closely with those of our stockholders. The base salaries of the named executive officers are reviewed on an annual basis (other than Messrs. Malone and Chang, whose salaries are set by their employment arrangements), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer’s base salary, salary increases are limited to cost-of-living adjustments, adjustments based on changes in the scope of the named executive officer’s responsibilities, and adjustments to align the named executive officer’s salary level with those of our other named executive officers. Similarly, in accordance with the terms of his employment agreement, Mr. Malone’s fixed cash compensation is limited.
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Executive Compensation
After completion of the annual review in December 2024, the 2025 base salaries of Mr. Wendling and Ms. Wilm were increased by 3% and 3%, respectively, reflecting a limited cost-of-living increase. Mr. Malone received no increase under the terms of his employment agreement. From January 1, 2025 through January 31, 2025, Mr. Chang received director compensation of $15,029 (which represents the pro-rated portion of the cash retainer fee and committee fees for Mr. Chang’s service on our audit committee and chair of our nominating and corporate governance committee described in “Director Compensation” above), which is reported in the “Summary Compensation Table” below and, beginning on February 1, 2025, in connection with his appointment as our President and Chief Executive Officer, began receiving an annualized base salary of $2,500,000 in accordance with the CEO Offer Letter.
CEO 2025 BONUSES
Signing Bonus. Pursuant to the CEO Offer Letter, Mr. Chang received an initial signing bonus of $150,000 in February 2025.
Year-End Discretionary Bonus. In December 2025, our compensation committee awarded Mr. Chang a $1,000,000 discretionary bonus based on his work with the Formula 1 and Quint management teams along with the successful acquisition of MotoGP.
2025 PERFORMANCE-BASED BONUSES
Overview. For 2025, our compensation committee adopted an annual, performance-based bonus program for each of Mr. Wendling and Ms. Wilm. The 2025 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Formula 1, Quint, and GCI Holdings, LLC (the Corporate Performance Bonus).
Individual Performance Bonus (50% weighting)	Corporate Performance Bonus (50% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

•
Named executive officer provided a self-evaluation of their achievements, and in the case of Mr. Wendling and Ms. Wilm, Mr. Chang also provided an evaluation

•
Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

•
25% based on consolidated financial results of Formula 1, Quint, and GCI Holdings, LLC

•
5% based on consolidated revenue results

•
10% based on consolidated Adjusted OIBDA results

•
10% based on consolidated free cash flow results

•
25% based on corporate level achievements such as merger and acquisition activity, investments, financings, SEC/audit compliance, litigation management and tax compliance

Mr. Wendling and Ms. Wilm were assigned by our compensation committee in March 2025 a maximum bonus opportunity under the performance-based bonus program of $1,699,500 and $3,090,000, respectively, (the Maximum Performance Bonus). The Maximum Performance Bonus amounts are up to 200% of base pay for each of Mr. Wendling and Ms. Wilm.
Each participant was entitled to receive an amount (the Maximum Individual Bonus) equal to 50% of the Maximum Performance Bonus for that participant. The Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company.
Each participant was entitled to receive an amount (the Maximum Corporate Bonus) equal to 50% of his or her Maximum Performance Bonus, subject to reduction based on a determination of the consolidated corporate performance Formula 1, Quint, and GCI Holdings, LLC, along with corporate level achievements at our company.
LIBERTY MEDIA CORPORATION / 75

Executive Compensation
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each of Mr. Wendling and Ms. Wilm to determine the reductions that would apply to each participant’s Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and the observations and input of Mr. Chang. In evaluating the performance of each of the participants for determining the reduction that would apply to each participant’s Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2025 were considered:
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer

Performance Objectives:
•
Ensure timely and accurate internal and external financial reports

•
Maintain a robust control environment at the corporate and subsidiary levels

•
Lead integration activities for MotoGP acquisition from an accounting, reporting, compliance and tax perspective

•
Support completion of the Liberty Live Holdings, Inc split-off from an accounting, reporting and tax perspective; Work with Quint on heightened public company readiness

•
Support investor relations group by participating in post quarterly earnings calls and attending investor events

•
Participate alongside other executives in evaluating potential acquisition targets and strategic investments, leading financial, accounting and controls due diligence when appropriate

•
Manage financial, accounting and compliance matters at Formula 1

•
Continue to improve cyber security profile and ensure successful implementation of SEC cybersecurity rules

RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
•
Evaluate and help drive strategic acquisition opportunities; provide legal, execution and integration support for select opportunities, including the acquisition of MotoGP

•
Manage executive compensation arrangements, equity award programs and human resources function

•
Oversee litigation strategy, government investigations, corporate matters, and compliance matters; maintain strong communication across portfolio legal teams

•
Complete the Split-Off, providing legal support through the Split-Off date

•
Provide support to drive opportunities across portfolio companies, including growth initiatives at F1, Las Vegas Grand Prix and Quint

•
Evaluate and help drive optimization of capital structures and liquidity solutions; provide legal and execution support for select opportunities

•
Execute responsibilities under applicable services agreements

•
Manage corporate secretarial function, including overseeing board agenda and materials

Following a review of the above, our compensation committee determined to pay each participant the following portion of his or her Maximum Individual Bonus:
Name	Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Brian J. Wendling	$849,750	87.5%	$743,531
Renee L. Wilm	$1,545,000	87.5%	$1,351,875
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each of Mr. Wendling and Ms. Wilm for his or her Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee first reviewed forecasts of 2025 Adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for
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Formula 1, Quint, and GCI Holdings, LLC (collectively, the Operating Companies), all of which forecasts were prepared in December 2025 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2025, which deviated from our forecasts as indicated below. Although forecasted revenue, Adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have affected the amounts paid under the corporate performance bonus portion of the program.
For purposes of the bonus program, Adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges.
	(dollar amounts in millions)
	2025 Forecast	2025 Actual	Actual / Forecast
Revenue(1)	$5,278	$5,300	0.42%
Adjusted OIBDA(1)	$1,371	$1,399	2.04%
Free Cash Flow(1)(2)	$920	$1,004	9.13%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures, the compensation committee determined that the financial measures relating to the Operating Companies were achieved to the extent described below.
Financial Measure	Percentage Payable
Revenue(1)	70% of the possible 5%, or 3.5% of the Maximum Performance Bonus
Adjusted OIBDA(1)	80% of the possible 10%, or 8% of the Maximum Performance Bonus
Free Cash Flow(1)(2)	100% of the possible 10%, or 10% of the Maximum Performance Bonus
Percentage payable was based on 2025 forecasted financial measures compared to 2025 budgeted financial measures, with a 70% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 100% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (21.5% of a possible 25%, or 86%) to each participant of his or her Maximum Corporate Bonus related to financial measures, as follows:
Name	Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Brian J. Wendling	$424,875	86%	$365,393
Renee L. Wilm	$772,500	86%	$664,350
In December 2025, our compensation committee considered combined corporate-level achievements for our company and each of the Service Companies in determining that 9% of a possible 10% of a portion of the Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
LIBERTY MEDIA CORPORATION / 77

Executive Compensation
Name	Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Brian J. Wendling	$424,875	90%	$382,388
Renee L. Wilm	$772,500	90%	$695,250
Aggregate Results. The following table presents information concerning the aggregate 2025 performance-based bonus amounts payable to Mr. Wendling and Ms. Wilm, after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate- Level Achievements	Total Bonus
Brian J. Wendling	$743,531	$365,393	$382,388	$1,491,312
Renee L. Wilm	$1,351,875	$664,350	$695,250	$2,711,475
For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
EQUITY INCENTIVE COMPENSATION
The 2022 incentive plan provides, and the 2017 incentive plan before its expiration and replacement by the 2022 incentive plan (together with the 2022 incentive plan, the incentive plans), provided, for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock-based incentive awards (RSUs, restricted stock and options) as compared with cash incentive awards based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
In connection with the Split-Off, equity awards granted with respect to LLYVK (whether granted in 2025 or granted in a prior year but outstanding as of the Split-Off) were substituted by Liberty Live Holdings into equity awards with respect to new LLYVK, subject to the same terms and conditions of the original equity award granted by our company.
CEO Equity Awards
Sign-On RSUs and Upfront RSUs. In May 2025, pursuant to the CEO Offer Letter and subsequent mutually agreed modifications thereto, Mr. Chang was granted an upfront signing award that consisted of 44,521 RSUs with respect to FWONK (the CEO FWONK Sign-on RSUs) and 15,513 RSUs with respect to LLYVK (together with the CEO FWONK Sign-on RSUs, the CEO Sign-on RSUs) and an upfront RSU award that consisted of 133,562 RSUs with respect to FWONK (the CEO FWONK Upfront RSUs) and 46,538 RSUs with respect to LLYVK (together with the CEO FWONK Upfront RSUs, the CEO Upfront RSUs), each of which vest on December 15, 2029.
Annual Options. Also in May 2025, pursuant to the CEO Offer Letter and subsequent mutually agreed modifications thereto, Mr. Chang was granted 68,388 options to purchase shares of FWONK with an exercise price of $94.11 (the CEO FWONK 2025 Annual Options) and 23,628 options to purchase shares of LLYVK with an exercise price of $76.45 (together with the CEO FWONK 2025 Annual Options, the CEO 2025 Annual Options), each of which vest in five substantially equal installments on each of March 14, 2026, 2027, 2028, 2029 and 2030 and which expire at the end of a seven-year term.
In December 2025, the Compensation Committee, in consultation with Mr. Chang, agreed to move forward into 2025 the granting of Mr. Chang’s Annual Options (as defined below) that were to be granted in 2026, 2027, 2028 and 2029 pursuant to the CEO Offer Letter and determined to allocate a portion of such options between FWONK and LLYVK. The Company granted Mr. Chang 287,504 options to purchase shares of FWONK with an exercise price of $92.29 (the CEO FWONK 2026 – 2029 Annual Options) and 88,584 options to purchase shares of LLYVK with an exercise price of $81.03 (together with the CEO FWONK 2026 – 2029 Annual Options, the CEO 2026 – 2029 Annual Options) in satisfaction of the Annual Options to be granted to him in 2026 through 2029. The CEO 2026 – 2029 Annual Options are comprised of four tranches, with (1) the first tranche vesting equally in four annual installments beginning on December 3, 2026, (2) the second
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Executive Compensation
tranche vesting equally in three annual installments beginning on December 3, 2027, (3) the third tranche vesting equally in two annual installments beginning on December 3, 2028 and (4) the fourth tranche vesting in full on December 3, 2029, in each case, subject to Mr. Chang’s continued employment and, in each case, expiring on the seventh anniversary of grant.
Equity Awards to Our Other Named Executive Officers
Performance-based RSUs. Consistent with our practice since December 2014 of granting a combination of multiyear stock options and annual performance awards to senior officers, in May 2025, our compensation committee granted to Mr. Wendling and Ms. Wilm 9,127 and 17,808 performance-based RSUs with respect to FWONK (the 2025 FWONK Performance-based RSUs), respectively, and 3,180 and 6,205 performance-based RSUs with respect to LLYVK (and together with the 2025 FWONK Performance-based RSUs, the 2025 Performance-based RSUs), respectively. The 2025 Performance-based RSUs would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee reviewed the 2025 financial performance of our company along with the 2025 personal performance of Mr. Wendling and Ms. Wilm. Our compensation committee approved vesting in full of the 2025 FWONK Performance-based RSUs previously granted to Mr. Wendling and Ms. Wilm based on their assessment of individual performance against the goals established in connection with the performance cash bonus program along with general observations of their leadership and executive performance.
Time-based RSUs. In connection with the anticipated move-forward equity grant practices of our company, where, in addition to our director equity grants and equity grants made to our other employees, we anticipate we will grant our named executive officers equity awards in December for their service the following year, in December 2025, our compensation committee granted to Mr. Wendling and Ms. Wilm 5,094 and 9,939 time-based RSUs with respect to FWONK (the 2025 FWONK Time-based RSUs), respectively, and 3,046 and 5,942 time-based RSUs with respect to LLYVK (together with the 2025 FWONK Time-based RSUs, the 2025 Time-based RSUs), respectively. The 2025 Time-based RSUs will vest on December 3, 2026.
Multiyear Equity Awards. Our compensation committee makes larger equity award grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest over such years, rather than making annual grants over the same period. These multiyear grants may provide for delayed vesting and, when granted as stock options, generally expire seven years after grant to encourage executives to remain with our company over the long-term and to better align their interests with those of the stockholders.
In December 2023, Mr. Wendling and Ms. Wilm each received a multiyear stock option award (the 2023 Multiyear Options) and a multiyear RSU award (the 2023 Multiyear RSUs), which collectively equaled the value of the annual grants that were expected to be granted to each for the period from January 1, 2024 through December 31, 2026. In order to supplement the intended value of stock options granted in prior years, Mr. Wendling and Ms. Wilm each also received a supplemental RSU award (the 2023 Supplemental RSUs). Approximately one-third of the 2023 Multiyear Options vested on each of December 8, 2024 and December 8, 2025 and the remaining one-third will vest on December 8, 2026, and the 2023 Multiyear Options expire on the seventh anniversary of the grant date. Approximately one-third of the 2023 Multiyear RSUs vested on each of December 9, 2024 and December 9, 2025 and the remaining one-third will vest on December 9, 2026, and thirty-three percent of the 2023 Supplemental RSUs vested on each of December 14, 2023 and December 9, 2024 and the remaining thirty-four percent vested on December 9, 2025. See the “Outstanding Equity Awards at Fiscal-Year End” table below for more information about the 2023 Multiyear Options and the 2023 Multiyear RSUs.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees, such as matching contributions to the Liberty Media 401(k) Savings Plan and the payment of life insurance premiums) consist of:
•
limited personal use of corporate aircraft;

•
occasional, personal use of an apartment in New York City owned by a subsidiary of our company, which is primarily used for business purposes, and occasional, personal use of a company car and driver;

•
a deferred compensation plan; and

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•
in the case of Mr. Malone, an annual allowance of $1 million for personal expenses provided pursuant to the terms of his employment agreement (see “—Executive Compensation Arrangements—John C. Malone”).

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. Other than as contemplated by Mr. Malone’s employment agreement, we have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on our corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman and our Chief Executive Officer, our Chairman and his guests may, and our Chief Executive Officer and his guests could, use the corporate aircraft for non-business purposes subject to specified limitations.
The cost of Mr. Malone’s personal use of our corporate aircraft, calculated in accordance with Standard Industry Fare Level (SIFL), counts toward his $1 million personal expense allowance (described above).
For disclosure purposes, we determine the aggregate incremental cost to our company of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because our company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to our aircraft time sharing agreement with Liberty Broadband, Liberty Broadband pays, or paid, as applicable, us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Malone using our corporate aircraft that are or were allocable to such company.
For purposes of determining an executive’s taxable income, personal use of our aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we may deduct for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
DEFERRED COMPENSATION
To help accommodate the tax and estate planning objectives of the named executive officers, as well as other executives with the title of Assistant Vice President and above, our Board of Directors assumed the previously established Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated). Under that plan, participants can elect to defer up to 50% of their base salary and up to 100% of their cash performance bonus allocable to our company. Compensation deferred under the plan that otherwise would have been received prior to 2015 earns interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the plan that otherwise would have been received on or after January 1, 2015 earns interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2023, 2024 and 2025 the rate was 9.125%, 9.6875%, and 8.6875%, respectively. For more information on this plan and the amendments that became effective January 1, 2016, see “—Executive Compensation Arrangements—2006 Deferred Compensation Plan” and the “Nonqualified Deferred Compensation Plans” table below.
We provide Mr. Malone with certain deferred compensation arrangements that were entered into by our predecessors and assumed by us in connection with the various restructurings that we have undergone. Beginning in February 2009,
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Mr. Malone began receiving accelerated payments under those deferred compensation arrangements. For more information on these arrangements, see “—Executive Compensation Arrangements—John C. Malone” below.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2025 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to a “covered employee”, where a covered employee is any individual who serves as the Chief Executive Officer, Chief Financial Officer or qualifies as one of the other three most highly compensated executive officers in any year and, beginning in 2027 and any later year, any individual, other than those previously listed, who qualifies as one of the five most highly compensated employees, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, an individual who is a covered employee will remain a covered employee (even if not serving in one of the enumerated positions in a subsequent calendar year) and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery or erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, beginning in December 2020, we began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company
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to such executive officer. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised the compensation committee during 2025. No member of our compensation committee during 2025 is or has been an officer or employee of our company, or has engaged in any related party transaction during 2025 in which our company was a participant.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
M. Ian G. Gilchrist
Larry E. Romrell
Andrea L. Wong
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SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/25)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)(9)	Total ($)
John C. Malone Chairman of the Board	2025	3,900	—	—	—	—	112,702	1,247,461(10)	1,364,063
	2024	3,003	—	—	—	—	132,980	1,040,761(10)	1,176,744
	2023	2,925	—	—	—	—	151,022	1,111,591(10)	1,265,538
Derek Chang President and Chief Executive Officer(11)	2025	2,211,539	1,150,000	21,503,190	14,353,669	—	23,496	98,096(12)	39,339,990
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	2025	849,750	—	1,818,996	—	1,491,312	197,733	39,647	4,397,438
	2024	668,250	—	608,092	—	726,165	197,733	34,119	2,234,359
	2023	507,725	—	2,146,693	817,515	546,585	184,560	27,785	4,230,863
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	2025	1,545,000	—	3,549,034	—	2,711,475	—	26,122	7,831,631
	2024	1,455,000	—	1,186,573	—	1,198,800	—	24,853	3,865,226
	2023	1,070,427	—	4,060,747	1,595,182	1,107,351	—	30,892	7,864,599

(1)
For 2025, represents the applicable named executive officer’s base salary paid by our company. Our company pays each named executive officer’s entire base salary even though a portion of such base salary may ultimately be borne by Liberty Broadband, GCI Liberty and Liberty Live Holdings. Although our named executive officers’ base salaries and time spent for such Service Company are considered when determining the overall services fee, the named executive officer’s entire base salary is reflected in the table above given that there is not a specific portion thereof allocated to each such Service Company. For 2023 and 2024 when the QVC Group Services Agreement was still in effect, this amount represents only that portion of each named executive officer’s salary that was allocated to our company thereunder. For a description of the allocation of compensation between our company each of the Service Companies, see “—Compensation Discussion and Analysis—Services Agreements” above.

(2)
Reflects Mr. Chang’s signing bonus ($150,000) and discretionary year-end bonus ($1,000,000).

(3)
Reflects, as applicable, the grant date fair value of the RSUs granted to our named executive officers during 2025, 2024 and 2023. The table reflects the grant date fair value of the CEO Sign-on RSUs, CEO Upfront RSUs, 2025 Performance-based RSUs, 2025 Time-based RSUs, 2023 Multiyear RSUs, 2023 Supplemental RSUs and the performance-based RSUs granted to Mr. Wendling and Ms. Wilm in 2024 and 2023. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

(4)
Reflects the grant date fair value of the CEO 2025 Annual Options, CEO 2026 – 2029 Annual Options and 2023 Multiyear Options, each of which have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2025 (which are included in the 2025 Form 10-K).

(5)
For 2025, represents the applicable named executive officer’s annual performance-based bonus paid by our company. Our company establishes and pays each named executive officer’s entire annual performance-based bonus even though a portion of such bonus may ultimately be borne by Liberty Broadband, GCI Liberty and Liberty Live Holdings. Although our named executive officers’ annual performance-based bonuses and time spent for such Service Company are considered when determining the overall services fee, the named executive officer’s entire annual performance-based bonus is reflected in the table above given that there is not a specific portion thereof allocated to each such Service Company. For 2023 and 2024 when the QVC Group Services Agreement was still in effect and prior Service Companies paid directly to the applicable named executive officer his or her portion of their annual performance-based bonus, this amount represents our allocable portion of the applicable named executive officer’s annual bonus.

(6)
Reflects the above-market earnings credited during 2025, 2024 and 2023 to the deferred compensation accounts of each applicable named executive officer. See “—Compensation Discussion and Analysis—Elements of 2025 Executive Compensation—Deferred Compensation,” “Executive Compensation—Executive Compensation Arrangements—John C. Malone” and the “Nonqualified Deferred Compensation Plans” table below.

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(7)
Included in this column are the following life insurance premiums paid on behalf of each of the named executive officers.

	Amounts ($)
Name	2025	2024	2023
John C. Malone	3,708	2,855	2,781
Derek Chang	4,337	N/A	N/A
Brian J. Wendling	2,622	2,124	2,045
Renee L. Wilm	2,622	2,543	1,522

(8)
We make available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person. We also own an apartment in New York City which is primarily used for business purposes, but from time to time, our named executive officers use this apartment for personal reasons.

(9)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax, Roth after-tax, or traditional after-tax basis to the plan, on a combined basis (subject to specified maximums and IRS limits), and we contribute a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 – 2	33%
2 – 3	66%
3 or more	100%
Included in this column, with respect to each named executive officer are the below matching contributions made by our company under the Liberty Media 401(k) Savings Plan in 2025, 2024 and 2023.
	Amounts ($)
Name	2025	2024	2023
John C. Malone	35,000	26,565	24,750
Derek Chang	35,000	N/A	N/A
Brian J. Wendling	35,000	27,945	25,740
Renee L. Wilm	23,500	22,310	29,370
With respect to these matching contributions, all of our named executive officers are fully vested.
(10)
Includes the following amounts:

	Amounts ($)
	2025	2024	2023
Reimbursement for personal legal, accounting and tax services	60,000	46,200	45,000
Compensation related to personal use of corporate aircraft(a)	304,490	312,055	391,767
Tax payments made on behalf of Mr. Malone	835,241	650,994	643,841

(a)
Calculated based on aggregate incremental cost of such usage to our company.

Also includes miscellaneous personal expenses, such as courier charges.
(11)
Mr. Chang assumed the role of President and Chief Executive Officer on February 1, 2025.

(12)
Includes $42,380 for compensation related to personal use of corporate aircraft and Mr. Chang’s pro-rated director fees of $15,029 as described in “—Compensation Discussion and Analysis—Elements of 2025 Executive Compensation—Base Salary” above.

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EXECUTIVE COMPENSATION ARRANGEMENTS
JOHN C. MALONE
Mr. Malone’s employment agreement and his deferred compensation arrangements with our predecessor companies, as described below, have been assigned to our company. The term of Mr. Malone’s employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600 (which was increased to $3,900 in 2014), subject to increase with Board approval. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by our predecessor’s compensation committee. Although the “Summary Compensation Table” above reflects the portion of the aggregate incremental cost of Mr. Malone’s personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with SIFL, which aggregated $90,278 for use of the aircraft during the year ended December 31, 2025.
In December 2008, the QVC Group compensation committee determined to modify Mr. Malone’s employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, in advance of a termination event, in satisfaction of its obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by QVC Group’s predecessors (and which had been assumed by QVC Group). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. In 2013, we assumed these payment obligations.
Under the terms of Mr. Malone’s employment agreement, he is entitled to receive upon the termination of his employment at our election for any reason (other than for death or “cause”), a lump sum equal to his salary for a period of five full years following termination (calculated on the basis of $3,900 per annum, the lump sum severance payment). As described above, we assumed Mr. Malone’s employment agreement and all outstanding obligations thereunder.
For a description of the effect of any termination event or a change in control of our company on his employment agreement, see “—Potential Payments Upon Termination or Change in Control” below.
DEREK CHANG
CEO Offer Letter. On January 7, 2025, our company entered into a letter agreement (the CEO Offer Letter), setting forth the terms of Mr. Chang’s employment, including his compensation. Pursuant to the CEO Offer Letter, Mr. Chang receives an annual base salary of $2.5 million and received an initial signing bonus of $150,000. He received the CEO Sign-on RSUs, which had a grant date fair value approximately equal to $5 million and the CEO Upfront RSUs, which had a grant date fair value approximately equal to $15 million, each of which will vest on December 15, 2029. The CEO Offer Letter also provides that Mr. Chang was also eligible to receive an annual grant of options with respect to FWONK with a grant date fair value equal to $3 million (the Annual Options). In consultation and agreement with Mr. Chang, the CEO Sign-on RSUs, CEO Upfront RSUs and Annual Options to be granted in 2025 (the CEO 2025 Annual Options described above) were allocated between our company’s tracking stocks in the same manner as equity awards made to the rest of the management team. In December 2025, in consultation and agreement with Mr. Chang, we moved forward the grant of the Annual Options that were to be granted in 2026, 2027, 2028 and 2029 and allocated a portion of such options to FWONK and LLYVK (the CEO 2026 – 2029 Annual Options described above).
Pursuant to the CEO Offer Letter, Mr. Chang is entitled to participate in our 2006 deferred compensation plan, our 401(k) plan with a 100% company match up to 10% of Mr. Chang’s salary contributed (subject to vesting requirements), executive-level paid time off, health, dental, life and disability insurance and executive-level business travel benefits.
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For a description of the effect of any termination event or a change in control of our company on his employment arrangement, see “—Potential Payments Upon Termination or Change in Control” below.
EQUITY INCENTIVE PLANS
The 2022 incentive plan is administered by the compensation committee of our Board of Directors. The compensation committee has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2022 incentive plan is designed to provide additional remuneration to certain employees and independent contractors for exceptional service and to encourage their investment in our company. Our compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2022 incentive plan (collectively, incentive plan awards).
Pursuant to the 2022 incentive plan, our company may grant awards in respect of a maximum of 12.3 million shares of our common stock plus the shares remaining available for awards under the prior 2017 incentive plan as of close of business on May 24, 2022, the effective date of the 2022 incentive plan. Any forfeited shares from the 2017 incentive plan shall also be available again under the 2022 incentive plan. Available shares are subject to anti-dilution and other adjustment provisions of the 2022 incentive plan. No nonemployee director may be granted during any calendar year incentive plan awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to incentive plan awards made under the 2022 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The 2022 incentive plan has a five-year term.
2006 DEFERRED COMPENSATION PLAN
Our company maintains the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated, the 2006 deferred compensation plan), under which officers at the level of Assistant Vice President and above are eligible to elect to defer up to 50% of such officer’s annual base salary and 100% of cash performance bonuses. These deferral elections must be made in advance of certain deadlines and may include (1) the selection of a payment date, which generally may not be later than 30 years from the end of the year in which the applicable compensation is initially deferred, and (2) the form of distribution, such as a lump-sum payment or substantially equal annual installments over two to five years for elections made prior to January 1, 2016 or two to ten years for elections made on or after January 1, 2016.
In addition to the accelerated distribution events described under “Potential Payments Upon Termination or Change in Control” below, at the eligible officer’s request, if the compensation committee determines that such officer has suffered a financial hardship, it may authorize immediate distribution of amounts deferred under the 2006 deferred compensation plan.
Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For amounts deferred on or after January 1, 2015, the compensation committee may not change the applicable interest rate in effect after a change of control has occurred. For 2025 the rate was 8.6875%.
Our Board of Directors reserves the right to terminate the 2006 deferred compensation plan at any time. An optional termination by our Board of Directors will not result in any distribution acceleration.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Chang, our chief executive officer on December 31, 2025, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
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To identify our median employee, we first determined our employee population as of December 31, 2025, which consisted of employees located in the U.S., the United Kingdom and Spain, representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, Formula 1, Las Vegas Grand Prix and MotoGP, on that date. Using information from our payroll records and Form W-2s (or its equivalent for non-U.S. employees), we then measured each employee’s gross wages for calendar year 2025, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2025. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined that the median employee’s total compensation for calendar year 2025, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above.
The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$39,339,990
Median Employee Total Annual Compensation	$70,409
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	559:1
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GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2025 to the named executive officers (other than Mr. Malone, who did not receive any grants).
Upon completion of the Split-Off, awards with respect to LLYVK are no longer outstanding at our company as they were adjusted pursuant to the anti-dilution provisions of the incentive plan under which the awards were granted, such that the applicable award was substituted for an award with respect to LLYVK.
Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Derek Chang
FWONK	05/12/2025(4)	—	—	—	—	—	—	44,521	—	—	4,189,871
LLYVK	05/12/2025(4)	—	—	—	—	—	—	15,513	—	—	1,185,969
FWONK	05/12/2025(5)	—	—	—	—	—	—	133,562	—	—	12,569,520
LLYVK	05/12/2025(5)	—	—	—	—	—	—	46,538	—	—	3,557,830
FWONK	05/12/2025(6)	—	—	—	—	—	—	—	68,388	94.11	2,536,427
LLYVK	05/12/2025(6)	—	—	—	—	—	—	—	23,628	76.45	718,346
FWONK	12/03/2025(7)	—	—	—	—	—	—	—	287,504	92.29	8,218,802
LLYVK	12/03/2025(7)	—	—	—	—	—	—	—	88,584	81.03	2,880,094
Brian J. Wendling
	03/14/2025(3)	—	849,750	1,699,500	—	—	—	—	—	—	—
FWONK	05/12/2025(8)	—	—	—	—	9,127	—	—	—	—	858,942
LLYVK	05/12/2025(8)	—	—	—	—	3,180	—	—	—	—	243,111
FWONK	12/03/2025(9)	—	—	—	—	—	—	5,094	—	—	470,125
LLYVK	12/03/2025(9)	—	—	—	—	—	—	3,046	—	—	246,817
Renee L. Wilm
	03/14/2025(3)	—	1,545,000	3,090,000	—	—	—	—	—	—	—
FWONK	05/12/2025(8)	—	—	—	—	17,808	—	—	—	—	1,675,911
LLYVK	05/12/2025(8)	—	—	—	—	6,205	—	—	—	—	474,372
FWONK	12/03/2025(9)	—	—	—	—	—	—	9,939	—	—	917,270
LLYVK	12/03/2025(9)	—	—	—	—	—	—	5,942	—	—	481,480
(1)
Our 2025 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2025 performance-based bonus program. The amounts in the Maximum column represent the maximum amount that could have been payable to each named executive officer.

(2)
The terms of the 2025 Performance-based RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. With respect to the 2025 Performance-based RSUs, the amount in the Target column represents the target amount that would have been payable to the named executive officer assuming achievement of the target performance goals. For the actual 2025 FWONK Performance-based RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2025 Executive Compensation—Equity Incentive Compensation—Equity Awards to Our Other Named Executive Officers—Performance-based RSUs.”

(3)
Reflects the date on which our compensation committee established the terms of the 2025 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2025 Executive Compensation—2025 Performance-based Bonuses.”

(4)
Reflects the CEO Sign-on RSUs, which vest in full on December 15, 2029.

(5)
Reflects the CEO Upfront RSUs, which vest in full on December 15, 2029.

(6)
Reflects the CEO 2025 Annual Options, which vest in five equal tranches on each of March 14, 2026, 2027, 2028, 2029 and 2030.

(7)
Reflects the CEO 2026 – 2029 Annual Options, which are comprised of four tranches, with (1) the first tranche vesting equally in four annual installments beginning on December 3, 2026, (2) the second tranche vesting equally in three annual installments beginning on December 3, 2027, (3) the third tranche vesting equally in two annual installments beginning on December 3, 2028 and (4) the fourth tranche vesting in full on December 3, 2029.

88 / 2026 PROXY STATEMENT

Executive Compensation
(8)
Reflects the date on which our compensation committee established the terms of the 2025 Performance-based RSUs as described under “—Compensation Discussion and Analysis—Elements of 2025 Executive Compensation—Equity Incentive Compensation—Equity Awards to Our Other Named Executive Officers—Performance-based RSUs” above.

(9)
Reflects the 2025 Time-based RSUs, which vest on December 3, 2026.

OPTION GRANT PRACTICES
We do not grant options in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on option grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such options. Although we do not have a formal policy with respect to the timing of our option grants, our compensation committee has historically granted such options on a predetermined annual schedule.
LIBERTY MEDIA CORPORATION / 89

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2025 and held by the named executive officers (with the exception of Mr. Malone, who had no outstanding equity awards as of December 31, 2025).
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Derek Chang
Option Awards
FWONK	1,230	—	—	44.90	12/10/2027	—	—	—	—
FWONK	1,212	—	—	60.73	12/06/2028	—	—	—	—
FWONK	1,280	—	—	58.69	12/08/2029	—	—	—	—
FWONK	—	68,388(1)	—	94.11	05/12/2032	—	—	—	—
FWONK	—	287,504(2)	—	92.29	12/03/2032	—	—	—	—
RSU Awards
FWONK	—	—	—	—	—	44,521(3)	4,385,764	—	—
FWONK	—	—	—	—	—	133,562(4)	13,157,193	—	—
Brian J. Wendling
Option Awards
FWONK	5,009	—	—	42.10	12/10/2027	—	—	—	—
FWONK	18,214	9,107(5)	—	62.92	12/08/2030	—	—	—	—
RSU Awards
FWONK	—	—	—	—	—	—	—	9,127(6)	899,101
FWONK	—	—	—	—	—	3,717(7)	366,162	—	—
FWONK	—	—	—	—	—	5,094(8)	501,810	—	—
Renee L. Wilm
Option Award
FWONK	35,540	17,770(5)	—	62.92	12/08/2030	—	—	—	—
RSU Awards
FWONK	—	—	—	—	—	—	—	17,808(6)	1,754,266
FWONK	—	—	—	—	—	7,251(7)	714,296	—	—
FWONK	—	—	—	—	—	9,939(8)	979,091	—	—

(1)
Represents the CEO FWONK 2025 Annual Options, which vest in five substantially equal installments on March 14 of each of 2026, 2027, 2028, 2029 and 2030.

(2)
Represents the CEO FWONK 2026 – 2029 Annual Options. Twenty-five percent of the CEO FWONK 2026 – 2029 Annual Options vests in four substantially equal installments on December 3 of each of 2026, 2027, 2028 and 2029; twenty-five percent of the CEO FWONK 2026 – 2029 Annual Options vests in three substantially equal installments on December 3 of each of 2027, 2028 and 2029; twenty-five percent of the CEO FWONK 2026 – 2029 Annual Options vests in two substantially equal installments on each of December 3, 2028 and December 3, 2029; and twenty-five percent of the CEO FWONK 2026 – 2029 Annual Options vests on December 3, 2029.

(3)
Represents the CEO FWONK Sign-on RSUs, which vest on December 15, 2029.

(4)
Represents the CEO FWONK Upfront RSUS, which vest on December 15, 2029.

(5)
Represents the remaining tranche of the 2023 Multiyear Options, which vests on December 8, 2026.

(6)
Represents the target number of 2025 FWONK Performance-based RSUs that each of Mr. Wendling and Ms. Wilm could earn based on performance in 2025.

(7)
Represents the remaining tranche of the 2023 Multiyear RSUs, which vests on December 9, 2026.

(8)
Represents the 2025 FWONK Time-based RSUs, which vest on December 3, 2026.

90 / 2026 PROXY STATEMENT

Executive Compensation
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers (with the exception of Mr. Malone, who had no exercises of vested options or vesting of RSUs) during the year ended December 31, 2025.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)(1)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(2)(3)	Value realized on vesting ($)
Derek Chang
FWONK	—	—	—	—
LLYVK	—	—	—	—
Brian J. Wendling
FWONK	9,500	504,498	10,717	945,098
LLYVK	9,451	542,262	4,030	299,982
Renee L. Wilm
FWONK	80,626	4,389,186	20,699	1,824,872
LLYVK	26,066	978,106	7,688	571,077

(1)
For Mr. Wendling and Ms. Wilm, the number of LLYVK options exercised represents awards that were exercised prior to the Split-Off.

(2)
Includes shares withheld in payment of withholding taxes at election of holder.

(3)
For Mr. Wendling and Ms. Wilm, reflects the number of shares received upon (i) the March 2025 vesting of the performance-based RSUs granted to each such named executive officer in 2024 with respect to FWONK and LLYVK, (ii) the second tranche of the 2023 Multiyear RSUs with respect to FWONK and LLYVK (that vested prior to the Split-Off) and (iii) the final tranche of the 2023 Supplemental RSUs with respect to FWONK and LLYVK (that vested prior to the Split-Off).

LIBERTY MEDIA CORPORATION / 91

Executive Compensation
NONQUALIFIED DEFERRED COMPENSATION PLANS
The following table sets forth information regarding the nonqualified deferred compensation plans in which our named executive officers participated during the year ended December 31, 2025. Mr. Chang made contributions to the 2006 deferred compensation plan. See “—Executive Compensation Arrangements—2006 Deferred Compensation Plan”. Prior to his service as our Chief Executive Officer, Mr. Chang made contributions to the director deferred compensation plan. See “—Director Compensation—Director Deferred Compensation Plan” for more information. Mr. Malone’s deferred compensation arrangements are described under “—Executive Compensation Arrangements—John C. Malone.” During 2025, Mr. Wendling and Ms. Wilm did not participate in any deferred compensation arrangements.
Name	Executive contributions in 2025 ($)	Registrant contributions in 2025 ($)	Aggregate earnings in 2025 ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/25 ($)(1)(2)
John C. Malone	—	—	1,122,607	(3,082,818)	7,844,066
Derek Chang – 2006 deferred compensation plan	1,384,615	—	37,311	—	1,421,926
Derek Chang – director deferred compensation plan	15,029	—	17,256	—	213,355
Brian J. Wendling	—	—	478,036	(806,802)	5,229,594
Renee L. Wilm	—	—	—	—	—

(1)
Of these amounts, the following were reported in the “Summary Compensation Table” as above-market earnings that were credited to the named executive officer’s deferred compensation account during 2025:

Name	Amount ($)
John C. Malone	112,702
Derek Chang – 2006 deferred compensation plan	16,018
Derek Chang – director deferred compensation plan	7,478
Brian J. Wendling	207,375
Renee L. Wilm	—

(2)
In our prior year proxy statements, we reported the following above-market earnings that were credited as interest to the applicable officer’s deferred compensation accounts during the years reported:

	Amount ($)
Name	2024	2023
John C. Malone	132,980	151,022
Derek Chang – 2006 deferred compensation plan	N/A	N/A
Derek Chang – director deferred compensation plan	2,621	N/A
Brian J. Wendling	197,733	184,560
Renee L. Wilm	—	—
92 / 2026 PROXY STATEMENT

Executive Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2025, which was the last day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market price on December 31, 2025 for FWONK, which was $98.51. For option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers (other than Mr. Malone) has received awards and payments under the incentive plans, and each of our named executive officers is eligible to participate in our deferred compensation plan. Additionally, Mr. Malone is entitled to certain payments and acceleration rights upon termination under his employment agreement.
No immediate distributions under the 2006 deferred compensation plan are permitted as a result of a termination for cause or a termination without cause or for good reason (other than pursuant to the compensation committee’s right to distribute certain de minimis amounts from an officer’s deferred compensation account). In addition, we do not have an acceleration right to pay out account balances to the named executive officers upon a voluntary termination or a termination due to death or disability. However, the named executive officer may file an election at the time of the deferral to receive distributions under the 2006 deferred compensation plan upon his or her separation from service, including any of the types of termination above. For purposes of the tabular presentation below, we have assumed that the named executive officer has elected to receive payout of all deferred compensation upon his separation from service, including interest. The 2006 deferred compensation plan also provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation below). Mr. Chang will receive payout of all compensation deferred under the director deferred compensation plan upon his separation from service from our Board of Directors, including interest.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “— Executive Compensation Arrangements—John C. Malone” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers (other than Mr. Malone) holds equity awards that were issued under our incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer (other than Mr. Malone) would typically only have a right to the equity grants that vested prior to his or her termination date. None of Messrs. Chang or Wendling or Ms. Wilm are entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the incentive plans would be forfeited by any named executive officer who is terminated for “cause”. The incentive plans, which govern the awards unless there is a different definition in the applicable award agreement, define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. Pursuant to the CEO Offer Letter, for Mr. Chang, “cause” means Mr. Chang’s willful misconduct (including a breach of his obligations set forth in the CEO Offer Letter), a willful and material violation of our company’s policies or conviction of a felony for a crime of theft, fraud or other acts of moral turpitude.
LIBERTY MEDIA CORPORATION / 93

Executive Compensation
TERMINATION WITHOUT CAUSE
Mr. Malone does not have any outstanding equity awards. Mr. Malone is entitled to severance payments and/or other benefits upon a termination of his employment without cause or for good reason. See “—Executive Compensation Arrangements—John C. Malone” above.
As of December 31, 2025, Mr. Chang’s unvested equity awards were his CEO FWONK Sign-on RSUs, CEO FWONK Upfront RSUs, CEO FWONK 2025 Annual Options and CEO FWONK 2026 – 2029 Annual Options and Mr. Wendling’s and Ms. Wilm’s unvested equity awards were the last vesting tranche of their 2023 Multiyear RSUs and 2023 Multiyear Options, in each case, with respect to FWONK, and their 2025 FWONK Performance-based RSUs and 2025 FWONK Time-based RSUs. Upon a termination of employment without cause as of December 31, 2025, for Mr. Chang, subject to his execution of a release of claims, the CEO FWONK Sign-on RSUs, CEO FWONK Upfront RSUs, CEO FWONK 2025 Annual Options and CEO FWONK 2026 – 2029 Annual Options would have become vested and, for Mr. Wendling and Ms. Wilm, the 2025 FWONK Performance-based RSUs and would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee and the final vesting tranches of the 2023 Multiyear RSUs and 2023 Multiyear Options would have vested. Mr. Wendling and Ms. Wilm would have forfeited the 2025 FWONK Time-based RSUs. Pursuant to the CEO Offer Letter, in the event Mr. Chang’s employment is terminated by the Company other than for “cause”, Mr. Chang would have been entitled to (i) 12 months of his then-annual base salary, (ii) participation in the Company’s benefits (to the extent permissible) for an additional 12 months and (iii) full vesting of any then-outstanding equity awards (the benefits in (i), (ii) and (iii), collectively, the CEO Termination Benefits). Neither of Mr. Wendling or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Mr. Malone is also entitled to certain payments and other benefits if he dies while employed by our company. See “—Executive Compensation Arrangements—John C. Malone” above. Mr. Chang is entitled to the CEO Termination Benefits if he dies while employed by our company.
No amounts are shown for payments pursuant to life insurance policies, which we make available to all our employees.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Mr. Malone is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements—John C. Malone” above. Mr. Chang is entitled to the CEO Termination Benefits upon a termination of his employment due to disability.
No amounts are shown for payments pursuant to short-term and long-term disability policies, which we make available to all our employees.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU awards held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

94 / 2026 PROXY STATEMENT

Executive Compensation
•
Any merger, consolidation or binding share exchange that causes (i) the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors or (ii) for awards granted on or after December 3, 2025, the CEO FWONK Sign-on RSUs, CEO FWONK Upfront RSUs or CEO FWONK 2025 Annual Options, the individuals constituting our Board of Directors immediately prior to the merger, consolidation or binding share exchange to continue to constitute less than a majority of the Board of Directors immediately following the merger, consolidation or binding share exchange; the sale of substantially all of the assets of our company; or (iii) the dissolution of our company.

In the case of a change in control described in the last bullet point, with respect to awards granted prior to December 3, 2025 (other than the CEO FWONK Sign-on RSUs, CEO FWONK Upfront RSUs or CEO FWONK 2025 Annual Options), our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest at 100% of target performance in the case of a change in control described in the last bullet.
In addition, Mr. Chang would be entitled to CEO Termination Benefits if his employment is terminated by the Company other than for “cause”, including by reason of a sale or disposition of all or substantially all of the assets of our company or the acquisition by any person or group, other than a person or group affiliated or associated with Mr. Malone or his estate, trusts or family members, of shares of our company’s common stock representing 45% or more of the then-outstanding voting power of our company.
LIBERTY MEDIA CORPORATION / 95

Executive Compensation
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination ($)	Termination for Cause ($)	Termination Without Cause ($)	Death ($)	Disability ($)	After a Change in Control ($)
John C. Malone
Lump Sum Severance(1)	19,500	—	19,500	—	19,500	19,500
Installment Severance Plan(2)	6,057,247	6,057,247	6,057,247	6,057,247	6,057,247	6,057,247
1993 Deferred Compensation Arrangement(3)	743,153	743,153	743,153	656,663	743,153	743,153
1982 Deferred Compensation Arrangement(3)	8,762,202	8,762,202	8,762,202	7,187,403	8,762,202	8,762,202
Options	—	—	—	—	—	—
RSUs	—	—	—	—	—	—
Total	15,582,102	15,562,602	15,582,102	13,901,313	15,582,102	15,582,102
Derek Chang
Severance	—	—	2,500,000(4)	2,500,000(4)	2,500,000(4)	2,500,000(4)
2006 Deferred Compensation Plan Payment	1,421,926(5)	1,421,926(5)	1,421,926(5)	1,421,926(5)	1,421,926(5)	1,421,926(6)
Director Deferred Compensation Plan Payment	213,355(5)	213,355(5)	213,355(5)	213,355(5)	213,355(5)	213,355(6)
Options	162,699(7)	—(8)	2,251,881(9)	2,251,881(9)	2,251,881(9)	2,251,881(10)
RSUs	—(7)	—(8)	17,542,956(9)	17,542,956(9)	17,542,956(9)	17,542,956(10)
Total	1,797,980	1,635,281	23,930,119	23,930,119	23,930,119	23,930,119
Brian J. Wendling
2006 Deferred Compensation Plan Payment	5,229,594(5)	5,229,594(5)	5,229,594(5)	5,229,594(5)	5,229,594(5)	5,229,594(6)
Options	930,794(7)	—(8)	1,254,912(9)	1,254,912(9)	1,254,912(9)	1,254,912(10)
RSUs	—(7)	—(8)	1,265,262(9)	1,767,072(9)	1,767,072(9)	1,767,072(10)
Total	6,160,388	5,229,594	7,749,769	8,251,578	8,251,578	8,251,578
Renee L. Wilm
Options	1,264,869(7)	—(8)	1,897,303(9)	1,897,303(9)	1,897,303(9)	1,897,303(10)
RSUs	—(7)	—(8)	2,468,562(9)	3,447,653(9)	3,447,653(9)	3,447,653(10)
Total	1,264,869	—	4,365,865	5,344,956	5,344,956	5,344,956

(1)
Under Mr. Malone’s employment agreement, which was assigned to our company in 2013, if his employment had been terminated, as of December 31, 2025, at our election (other than for death or cause) (whether before or after a change in control) or upon Mr. Malone’s prior written notice, he would have been entitled to a lump sum severance payment of $19,500 payable upon termination, which is equal to five years of his current annual salary of $3,900. See “—Executive Compensation Arrangements—John C. Malone” above.

(2)
As described above, Mr. Malone began receiving 240 consecutive monthly installment severance payments in February 2009 pursuant to the terms of his amended employment agreement. The number included in the table represents the aggregate amount of the payments remaining as of December 31, 2025. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. See “—Executive Compensation Arrangements—John C. Malone” above.

(3)
As described above, Mr. Malone began receiving 240 consecutive monthly payments of his deferred compensation plus interest, in February 2009 pursuant to the terms of his amended employment agreement, which our company assumed in 2013. The number included in the table represents the aggregate amount of these payments remaining as of December 31, 2025. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. If Mr. Malone’s employment had been terminated, as of December 31, 2025, as a result of his death, his beneficiaries would have instead been entitled to a lump sum payment of the unamortized principal balance of the remaining deferred compensation payments, and the compliance conditions described above would be inapplicable. See “—Executive Compensation Arrangements—John C. Malone” above.

(4)
In the event Mr. Chang’s employment was terminated by the Company other than for cause, including by reason of Mr. Chang’s death or long-term disability, a sale or disposition of all or substantially all of the assets of our company or the acquisition by any person or group, other than a person or group affiliated or associated with Mr. Malone or his estate, trusts or family members, of shares of our company’s common stock representing 45% or more of the then-outstanding voting power of our company, in each case, on December 31, 2025, Mr. Chang would have been entitled to the CEO Termination Benefits.

(5)
Under the 2006 deferred compensation plan, we do not have an acceleration right to pay out account balances to Messrs. Chang and Wendling upon a termination of employment. However, Messrs. Chang and Wendling had the right to file an election at the time of his initial deferral to receive distributions under the 2006 deferred compensation plan upon his separation from service, including under the termination scenarios in the table above. For purposes of the tabular presentation above, we have assumed that Messrs. Chang and Wendling have elected to receive payout upon a separation from service of all deferred compensation, including

96 / 2026 PROXY STATEMENT

Executive Compensation
interest. Under the nonemployee director deferred compensation plan, Mr. Chang’s termination from service on the Board or his death would trigger payment of his account balance thereunder. For purposes of the tabular presentation above, we have assumed that, if Mr. Chang’s employment as our chief executive officer terminates, his service on the Board would also terminate.
(6)
The 2006 deferred compensation plan and nonemployee director deferred compensation plan each provide our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control of Liberty Media and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation above).

(7)
Each of Messrs. Chang’s and Wendling’s and Ms. Wilm’s vested options would remain outstanding and exercisable in accordance with their terms in the event each of Messrs. Chang’s or Wendling’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2025. The value of each of Messrs. Chang’s and Wendling’s and Ms. Wilm’s vested options are included in the table. If Mr. Chang’s employment had been terminated by him as of December 31, 2025, his CEO FWONK Sign-on RSUs, CEO FWONK Upfront RSUs, CEO FWONK 2025 Annual Options and CEO FWONK 2026 – 2029 Annual Options would have been forfeited. If Mr. Wendling’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2025, their 2025 FWONK Performance-based RSUs, 2025 FWONK Time-based RSUs and the unvested portions of the 2023 Multiyear Options and 2023 Multiyear RSUs, in each case, with respect to FWONK, would have been forfeited.

(8)
If each of Messrs. Chang and Wendling and Ms. Wilm was terminated by Liberty Media for “cause” as of December 31, 2025, all of his or her outstanding option and RSU grants would have been forfeited.

(9)
Based on (i) the number of vested options held by such named executive officer as of December 31, 2025, (ii) for Mr. Chang, the number of CEO FWONK 2025 Annual Options, CEO FWONK 2026 – 2029 Annual Options, CEO FWONK Sign-on RSUs and CEO FWONK Upfront RSUs that would have vested if Mr. Chang was terminated without cause or due to death or disability as of December 31, 2025 and (iii) for Mr. Wendling and Ms. Wilm (a) the number of unvested 2023 Multiyear Options and 2023 Multiyear RSUs held as of December 31, 2025, in each case, with respect to FWONK that would have vested if he or she were terminated without cause or due to death or disability as of December 31, 2025 and (b) the number of 2025 FWONK Performance-based RSUs held by Mr. Wendling and Ms. Wilm which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, our compensation committee vested 100% of the 2025 FWONK Performance-based RSUs, which are reflected in the table above. If Mr. Wendling’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2025, all of the 2025 FWONK Time-based RSUs would have vested. The 2025 FWONK Time-based RSUs would have been forfeited by Mr. Wendling or Ms. Wilm if he or she were terminated without cause as of December 31, 2025.

(10)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the CEO FWONK 2025 Annual Options, CEO FWONK 2026 – 2029 Annual Options, CEO FWONK Sign-on RSUs, CEO FWONK Upfront RSUs, 2025 FWONK Performance-based RSUs, 2025 FWONK Time-based RSUs and the unvested portions of the 2023 Multiyear Options and 2023 Multiyear RSUs, in each case, with respect to FWONK, would have vested. The table includes the value of Messrs. Chang’s and Wendling’s and Ms. Wilm’s vested options.

LIBERTY MEDIA CORPORATION / 97

Executive Compensation
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) for awards granted in, and outstanding at the end of, a prior year (i) add or subtract, (a) the change in the fair value from the end of the prior year to the end of the current year or (b) from the end of the prior year to the date the awards vest, as applicable, or (ii) subtract the value at the end of the prior year of awards forfeited in the current year.
	Current PEO(1)		Former PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for Current PEO ($)(2)	Compensation Actually Paid to Current PEO ($)(3)	Summary Compensation Table Total for Former PEO ($)(2)	Compensation Actually Paid to Former PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2025	39,339,990	32,498,102	1,364,063	1,364,063	6,114,535	5,625,333	FWONA	245.50	227.74	555	1,068
							FWONK	239.29
							LLYVA	232.21
							LLYVK	225.90
2024	—	—	24,291,922	43,550,114	2,425,443	3,749,394	FWONA	230.83	167.25	(2,475)	1,517
							FWONK	225.08
							LSXMA	70.25
							LSXMB	52.00
							LSXMK	66.16
							LLYVA	186.29
							LLYVK	180.63
2023	—	—	28,655,193	34,310,721	4,104,109	4,166,004	FWONA	159.25	118.24	962	4,086
							FWONK	153.35
							LSXMA	90.58
							LSXMB	66.48
							LSXMK	85.42
							LLYVA	102.29
							LLYVK	99.23
							BATRA	174.39
							BATRK	168.77
2022	—	—	22,363,007	7,979,878	1,935,773	1,489,203	FWONA	140.64	71.20	2,029	3,941
							FWONK	140.33
							LSXMA	91.02
							LSXMB	90.16
							LSXMK	89.93
							BATRA	131.36
							BATRK	129.54
2021	—	—	21,575,769	48,418,806	1,773,064	2,770,504	FWONA	156.20	126.94	744	3,481
							FWONK	148.45
							LSXMA	117.74
							LSXMB	118.25
							LSXMK	116.87
							BATRA	115.60
							BATRK	112.94
98 / 2026 PROXY STATEMENT

Executive Compensation
(1)
Gregory Maffei was our Principal Executive Officer (PEO) from 2021 through 2024 and is listed in the “Former PEO” column for such years. In 2025, Mr. Malone served as our interim PEO until Mr. Chang was appointed as our PEO effective February 1, 2025. For 2025, Mr. Malone and Mr. Chang are listed in the “Former PEO” and “Current PEO” columns, respectively. Our named executive officers other than our PEO (non-PEO NEOs) for (a) each of the fiscal years 2021, 2022 and 2023 were Messrs. Malone, Wendling and Albert Rosenthaler (our company’s former Chief Corporate Development Officer) and Ms. Wilm, (b) fiscal year 2024 were Messrs. Malone and Wendling and Ms. Wilm and (c) fiscal year 2025 were Mr. Wendling and Ms. Wilm.

(2)
Reflects, for Messrs. Chang, Malone and Maffei, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to Messrs. Chang, Malone and Maffei and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Fair Value at End of Prior Year of Awards Granted in Prior Year that Failed to Vest in Covered Year(g)	Total Compensation Actually Paid
PEO
2025	39,339,990	(21,503,190)	(14,353,669)	29,167,625	—	—	—	(152,654)	32,498,102
Former PEO
2025	1,364,063	—	—	—	—	—	—	—	1,364,063
2024	24,291,922	(8,731,320)	(1,126,049)	—	—	12,731,550	16,384,011	—	43,550,114
2023	28,655,193	(7,131,983)	(3,822,432)	—	(458,726)	12,272,955	4,795,713	—	34,310,721
2022	22,363,007	—	(7,800,250)	—	(14,301,548)	7,718,670	—	—	7,979,878
2021	21,575,769	(3,954,951)	(3,521,474)	—	25,523,112	8,796,350	—	—	48,418,806
Non-PEO NEOs
2025	6,114,535	(2,684,015)	—	740,450	35,984	1,326,683	91,696	—	5,625,333
2024	2,425,443	(598,222)	—	—	819,086	727,827	375,259	—	3,749,394
2023	4,104,109	(1,772,621)	(603,174)	1,773,120	—	605,132	59,439	—	4,166,004
2022	1,935,773	(395,466)	—	—	(236,242)	396,740	(211,602)	—	1,489,203
2021	1,773,064	(388,774)	—	—	919,194	467,020	—	—	2,770,504

(a)
Reflects, for Messrs. Chang, Malone and Maffei, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
No equity award adjustments are made for Mr. Malone as he did not hold any equity awards in 2021, 2022, 2023, 2024 or 2025.

(c)
Reflects, with respect to Messrs. Chang and Maffei, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Messrs. Chang and Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Messrs. Chang and Maffei, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

LIBERTY MEDIA CORPORATION / 99

Executive Compensation
(f)
Reflects, with respect to Messrs. Chang and Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(g)
Reflects, with respect to Mr. Chang, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, at the end of the prior fiscal year of awards granted in a prior fiscal year that were forfeited in the covered fiscal year.

(4)
Represents the cumulative total stockholder return on an initial fixed $100 investment:

(a)
for each covered fiscal year, in each of our Series A and Series C Liberty Formula One common stock (Nasdaq: FWONA, FWONK) from December 31, 2020 through December 31 of each covered fiscal year;

(b)
for 2020, 2021, 2022 and 2023, in each of our Series A, Series B and Series C Liberty SiriusXM common stock (Nasdaq: LSXMA, LSXMB, LSXMK) from December 31, 2020 through December 31 of each of 2021, 2022 and 2023 and September 9, 2024 (the date our company completed the split-off of our former Liberty Sirius XM Group);

(c)
for 2021, 2022 and 2023, in each of our former Series A and Series C Liberty Braves common stock (Nasdaq: BATRA, BATRK) from December 31, 2020 through December 31 of each of 2021 and 2022 and July 18, 2023 (the date our company completed the split-off of Atlanta Braves Holdings); and

(d)
for 2023, 2024 and 2025, in each of LLYVA and LLYVK from August 4, 2023 through December 31 of each of 2023 and 2024 and December 15, 2025 (the date of the Split-Off).

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Media and Entertainment Index from December 31, 2020 through December 31 of each covered fiscal year.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

100 / 2026 PROXY STATEMENT

Executive Compensation
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

LIBERTY MEDIA CORPORATION / 101

Executive Compensation
2025 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures Revenue Adjusted OIBDA Free Cash Flow
102 / 2026 PROXY STATEMENT

Executive Compensation
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2025 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended			—(1)
FWONA	—	—
FWONB	—	—
FWONK	2,728,711	$37.53
Liberty Media Corporation 2022 Omnibus Incentive Plan, as amended			6,031,457(2)
FWONA	—	—
FWONB	400,000	$85.09
FWONK	1,192,216	$83.55
Total
FWONA	—
FWONB	400,000
FWONK	3,920,927		6,031,457

(1)
Upon adoption of the 2022 incentive plan, the Board of Directors ceased making any further grants under the 2017 incentive plan. The amounts reported for the 2017 incentive plan reflect the number of securities to be issued upon exercise of outstanding options and the weighted average exercise price thereof.

(2)
The 2022 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. Shares remaining in the 2017 incentive plan as of the adoption of the 2022 incentive plan are available for issuance under the 2022 incentive plan. The amounts reported for FWONK under the 2022 incentive plan reflect 805,403 shares of FWONK to be issued upon exercise of outstanding options and 386,813 shares of FWONK to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts vested at 100% of target performance and therefore are reflected as such in the above table. The weighted average exercise prices relate solely to outstanding options and do not take into account restricted stock units, which by their nature do not have an exercise price.

LIBERTY MEDIA CORPORATION / 103

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our voting stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our common stock is given as of January 31, 2026 and, in the case of percentage ownership information, is based upon (1) 23,991,058 FWONA shares, (2) 2,381,188 FWONB shares and (3) 224,102,531 FWONK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all FWONA and FWONB shares. FWONK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included. For purposes of the following presentation, beneficial ownership of shares of FWONB, though convertible on a one-for-one basis into shares of FWONA, are reported as beneficial ownership of FWONB only, and not as beneficial ownership of FWONA.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	FWONA	241,170(1)	1.0	49.0
	FWONB	2,316,537(1)	97.3
	FWONK	2,562,647(1)	1.1
Linonia Partnership LP 414 West 14th Street 6th Floor New York, NY 10014	FWONA	2,118,059(2)	8.8	4.4
	FWONB	—	—
	FWONK	716,285(2)	*
Vanguard Group Inc. 100 Vanguard Boulevard, Malvern, PA 19355	FWONA	2,112,263(3)	8.8	4.4
	FWONB	—	—
	FWONK	21,133,295(3)	9.4
State of Wisconsin Investment Board 4703 Madison Yards Way Suite 700 Madison, WI 53705	FWONA	1,301,839(4)	5.4	2.7
	FWONB	—	—
	FWONK	107,041(4)	*

*
Less than one percent

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our former Chairman of the Board and director, is also set forth in “—Security Ownership of Management.”

(2)
Based on a Form 13F, filed on February 17, 2026 by Linonia with respect to itself, which reports that Linonia has sole voting power and sole investment discretion over 2,118,059 FWONA shares and 716,285 FWONK shares.

(3)
Based on a Form 13F, filed on January 29, 2026 by Vanguard with respect to itself and certain related institutional investment managers, including Vanguard Fiduciary Trust Co., Vanguard Investments Australia, Ltd., Vanguard Asset Management, Ltd, Vanguard National Trust Co. and Vanguard Global Advisers, LLC, which Form 13F reports sole voting power, shared voting power, sole investment discretion and shared investment discretion for shares of FWONA and FWONK as follows:

104 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Vanguard	FWONA	—	—	1,926,326	—
	FWONK	—	—	19,218,835	—
Vanguard Fiduciary Trust Co.	FWONA	—	143,928	—	143,928
	FWONK	—	1,371,471	—	1,371,471
Vanguard Investments Australia, Ltd.	FWONA	—	685	—	685
	FWONK	—	99,304	—	99,304
Vanguard Asset Management, Ltd	FWONA	—	7,961	—	27,624
	FWONK	—	18,388	—	338,165
Vanguard National Trust Co.	FWONA	—	—	—	—
	FWONK	123	—	—	123
Vanguard Global Advisers, LLC	FWONA	—	—	—	13,700
	FWONK	—	—	—	105,397

(4)
Based on a Form 13F, filed on February 17, 2026 by State of Wisconsin Investment Board with respect to itself, which reports that State of Wisconsin Investment Board has sole voting power and sole investment discretion over 1,301,839 FWONA shares and 107,041 FWONK shares.

LIBERTY MEDIA CORPORATION / 105

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of each series of our common stock (FWONA, FWONB and FWONK). The security ownership information with respect to our common stock is given as of January 31, 2026 and, in the case of percentage ownership information, is based upon (1) 23,991,058 FWONA shares, (2) 2,381,188 FWONB shares and (3) 224,102,531 FWONK shares, in each case, outstanding on that date. The percentage voting power is presented below on an aggregate basis for all FWONA and FWONB shares. FWONK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after January 31, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the current directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of FWONB, though convertible on a one-for-one basis into shares of FWONA, are reported as beneficial ownership of FWONB only, and not as beneficial ownership of FWONA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Former Chairman of the Board and Director(1)	FWONA	241(2)(3)(4)	1.0	49.0
	FWONB	2,317(2)(4)(5)(6)	97.3
	FWONK	2,563(2)(4)(7)(8)	1.1
Robert R. Bennett Chairman of the Board and Director	FWONA	190(9)(10)	*	*
	FWONB	—	—
	FWONK	393(9)(10)(11)	*
Derek Chang President, Chief Executive Officer and Director	FWONA	—	—	—
	FWONB	—	—
	FWONK	6(11)	*
Chase Carey Director	FWONA	**	*	*
	FWONB	—	—
	FWONK	769(11)	*
Brian M. Deevy Director	FWONA	3(12)	*	*
	FWONB	—	—
	FWONK	20(11)(12)	*
M. Ian G. Gilchrist Director	FWONA	**	*	*
	FWONB	—	—
	FWONK	15(11)	*
Evan D. Malone Director	FWONA	3	*	*
	FWONB	17(6)	*
	FWONK	25(11)	*
Larry E. Romrell Director	FWONA	5	*	*
	FWONB	**	*
	FWONK	38(11)	*
Andrea L. Wong Director	FWONA	**	*	*
	FWONB	—	—
	FWONK	17(11)	*
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	FWONA	—	—	—
	FWONB	—	—
	FWONK	32(11)	*
106 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	FWONA	—	—	—
	FWONB	—	—
	FWONK	53(11)	*
All current directors and executive officers as a group (10 persons)(1)	FWONA	202(9)(10)(12)	*	*
	FWONB	17(6)	*
	FWONK	1,368(9)(10)(11)(12)	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Mr. Malone stepped down from his position as our Chairman of the Board and as a director on December 31, 2025.

(2)
Includes 25,444 FWONA shares, 118,965 FWONB shares and 166,171 FWONK shares held in a revocable trust (the LM Trust) with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(3)
Includes 62,500 FWONA shares held by The Malone Family Land Preservation Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(4)
The Exchange Agreement (as defined and described below) contains certain provisions relating to the transfer, and in certain circumstances, the voting of the shares of FWONA, FWONB and FWONK beneficially owned by Mr. Malone.

(5)
Includes 10,228 FWONB shares held by a trust which is managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children, and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(6)
Includes 16,943 FWONB shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, one of Mr. Malone’s adult children, of which the beneficiary is Mr. Evan Malone and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(7)
Includes 68,798 FWONK shares held by a trust with respect to which Mr. Malone is the sole trustee and, with Mrs. Malone, retains a unitrust interest in the trusts.

(8)
Includes an aggregate of 2,446,552 FWONK shares held by Mr. Malone and the LM Trust which are pledged to a financial institution in connection with certain loan facilities and “zero-cost collars” extended by such financial institution, as of January 31, 2026.

(9)
Includes 110 FWONA shares and 220 FWONK shares held in a revocable trust with respect to which Mr. Bennett and Mr. Bennett’s wife, Mrs. Deborah Bennett (Mrs. Bennett), are trustees. Mrs. Bennett has the right to revoke such trust at any time.

(10)
Includes 5,396 FWONA shares held by Hilltop Investments, LLC, and 183,872 FWONA shares and 387,218 FWONK shares, 381,616 of which have been pledged to a financial institution as of January 31, 2026, held by Hilltop Investments III, LLC, both of which are jointly owned by Mr. Bennett and Mrs. Bennett.

(11)
Includes beneficial ownership of FWONK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after January 31, 2026:

FWONK
Robert R. Bennett	3,328
Derek Chang	3,722
Chase Carey	674,331
Brian M. Deevy	9,231
M. Ian G. Gilchrist	15,091
Evan D. Malone	2,952
Larry E. Romrell	18,470
Andrea L. Wong	8,127
Brian J. Wendling	23,223
Renee L. Wilm	35,540
Total	794,015

(12)
Includes 61 FWONA shares and 123 FWONK shares held by the WJD Foundation, over which Mr. Deevy has sole voting power.

LIBERTY MEDIA CORPORATION / 107

Security Ownership of Certain Beneficial Owners and Management
HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met with the exception of one Form 3 filed by Chase Carey involving an amendment to his Form 3 originally filed on January 10, 2025 to report an additional 99,000 and 49,500 shares of Series C Liberty Formula One common stock underlying call options that were previously omitted.
108 / 2026 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
EXCHANGE AGREEMENT WITH JOHN C. MALONE
On July 28, 2021, we entered into an Exchange Agreement (as defined below) with our former Chairman of the Board, John C. Malone, whereby, among other things, Mr. Malone agreed to an arrangement under which his aggregate voting power in our company would not exceed 49% (the Target Voting Power) plus 0.5% (under certain circumstances). We have an ongoing stock repurchase program which permits us to purchase shares of Series A or Series C of our common stock. In light of Mr. Malone’s current ownership interests in our company, absent the Exchange Agreement, continued repurchases of our company’s Series A shares pursuant to this program would be expected to have the effect of increasing Mr. Malone’s aggregate voting power in our company to greater than 50%. We and our Board of Directors believe it is in the best interests of our company and its stockholders to not have a single stockholder control greater than 50% of our aggregate voting power and to maintain flexibility with respect to future share repurchases and other transactions that may have an accretive voting power effect.
A special committee of independent and disinterested directors was formed by our Board of Directors to consider a potential exchange arrangement between us and Mr. Malone and engaged independent legal counsel and financial advisors to assist it. The special committee recommended to our Board of Directors the approval of an exchange agreement, among us, Mr. Malone and a revocable trust of which Mr. Malone is the sole trustee and beneficiary (the JM Trust) (the Exchange Agreement). Our Board of Directors, upon the unanimous recommendation of the members of the special committee, approved the Exchange Agreement.
The Exchange Agreement provides for exchanges by our company and Mr. Malone or the JM Trust of shares of FWONB for shares of FWONK, in connection with certain events, as described below.
Accretive Event Exchange. In connection with any event that would result in a reduction in the outstanding votes of our common stock or an increase of Mr. Malone’s beneficially-owned voting power (other than a Voting Power Exchange (as defined below)) (an Accretive Event), in each case, such that Mr. Malone’s voting power would exceed the Target Voting Power plus 0.5%, Mr. Malone or the JM Trust will be required to exchange with our company shares of Series B Liberty Formula One common stock (Exchanged Series B Shares) for an equal number of shares of Series C Liberty Formula One common stock so as to maintain Mr. Malone’s voting power as close as possible to, without exceeding, the Target Voting Power, on the terms and subject to the conditions of the Exchange Agreement. For example, repurchases by us of shares of our common stock, conversions of Series B shares into Series A shares, as well as purchases by Mr. Malone of our common stock, in each case, having the effect on Mr. Malone’s voting power described above would be Accretive Events.
Dilutive Event Exchange. From and after the occurrence of any Accretive Event, in connection with any event that would result in an increase in the outstanding votes or a decrease of Mr. Malone’s beneficially-owned voting power (a Dilutive Event), in each case, such that Mr. Malone’s voting power falls below the Target Voting Power less 0.5%, Mr. Malone and the JM Trust may exchange with our company shares of Series C Liberty Formula One common stock for an equal number of shares of Series B Liberty Formula One common stock equal to the lesser of (i) the number of shares of Series B Liberty Formula One common stock which would maintain Mr. Malone’s voting power as close as possible to, without exceeding, the Target Voting Power and (ii) the number of Exchanged Series B Shares at such time, on the terms and subject to the conditions of the Exchange Agreement. For example, exercises of stock options for, conversions of convertible
LIBERTY MEDIA CORPORATION / 109

Certain Relationships and Related Party Transactions
securities into or issuances of new shares of our voting stock having the effect on Mr. Malone’s voting power described above would be Dilutive Events.
Voting Power Exchange. On a quarterly basis or in connection with any annual or special meeting of our stockholders, if Mr. Malone’s aggregate voting power in our company is less than the Target Voting Power and would continue to be less than the Target Voting Power upon completion of a Voting Power Exchange, upon request by Mr. Malone or the JM Trust, we will be required to exchange with Mr. Malone and the JM Trust shares of Series B Liberty Formula One common stock on a one-for-one basis for shares of Series C Liberty Formula One common stock (each such exchange, a Voting Power Exchange). The maximum number of shares that may be delivered to Mr. Malone or the JM Trust in any Voting Power Exchange is equal to the number of Exchanged Series B Shares at such time that may be delivered without resulting in Mr. Malone’s aggregate voting power in our company exceeding the Target Voting Power. If any Voting Power Exchange would result in Mr. Malone’s voting power exceeding the Target Voting Power, on any matter submitted by our company to the stockholders for approval, Mr. Malone and the JM Trust will vote, or cause to be voted, the portion of their voting power that exceeds the Target Voting Power in the same manner and in the same proportion as voted by the holders of voting securities other than Mr. Malone and his controlled affiliates.
Fundamental Event Exchange. If we propose to consummate any combination, consolidation, merger, exchange offer, split-off, spin-off, rights offering or dividend, in each case, as a result of which holders of Series B Liberty Formula One common stock are entitled to receive securities of our company, securities of another person, property or cash, or a combination thereof (a Fundamental Event) then, unless the consideration to be received by holders of Series B Liberty Formula One common stock and Series C Liberty Formula One common stock is identical, either (x) we will provide for Mr. Malone or the JM Trust to receive, as applicable, the same per share amount and form of consideration to be received by holders of Series B Liberty Formula One common stock in connection with such event for each Exchanged Series C Share (defined below) or (y) immediately prior to the consummation of the Fundamental Event, we will deliver to Mr. Malone and the JM Trust all Exchanged Series B Shares in exchange for all Exchanged Series C Shares. Exchanged Series C Shares means the number of shares of Series C Liberty Formula One common stock then beneficially owned by Mr. Malone equal to the number of Exchanged Series B Shares. In connection with certain Fundamental Events where Mr. Malone would beneficially own 40% or more of the aggregate voting power of the surviving or resulting company and serve as an officer or director, such company and Mr. Malone will negotiate an agreement to replicate the benefits and obligations of the Exchange Agreement.
Restriction on Transfer. Mr. Malone may transfer his rights to the Exchanged Series B Shares only in limited circumstances and only to certain related permitted transferees who sign an agreement replicating the benefits and obligations of the Exchange Agreement.
Termination. The Exchange Agreement will terminate in its entirety, upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees covering all shares of our company’s Series B common stock then beneficially owned by Mr. Malone and all Exchanged Series B Shares or (iii) Mr. Malone’s aggregate voting power in our company falling below 20%.
Expenses. Under the Exchange Agreement, we have agreed to pay (or reimburse) Mr. Malone for all reasonable out-of-pocket costs and expenses incurred by Mr. Malone in connection with the preparation, negotiation, execution and consummation of the transactions contemplated by the Exchange Agreement.
As of the date of this proxy statement, Mr. Malone has exchanged 47,297 shares of Series B Liberty Formula One common stock for an equivalent number of shares of Series C Liberty Formula One common stock pursuant to the Exchange Agreement. At this time and as a result of Mr. Malone’s resignation from our Board, no further exchanges to maintain the Target Voting Power are expected to be completed under the Exchange Agreement.
The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the Exchange Agreement, which is incorporated by reference herein and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 30, 2021.
110 / 2026 PROXY STATEMENT

ANNEX A
ANNEX A

LIBERTY MEDIA CORPORATION
RESOLUTIONS OF THE BOARD OF DIRECTORS
Conversion and Plan of Conversion
WHEREAS, the Board of Directors (the “Board”) of Liberty Media Corporation, a Delaware corporation (the “Corporation”), has considered the merits and risks of approving the conversion of the Corporation to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with Section 92A.195 of the Nevada Revised Statutes (the “NRS”) and Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”) and the proposed Plan of Conversion attached hereto and incorporated by reference herein in the form of Exhibit A (the “Plan of Conversion”), and in the course of such deliberations the Board has questioned and received advice from the Corporation’s management and legal advisors;
WHEREAS, the Plan of Conversion provides, among other things, that the Corporation will convert from a Delaware corporation to a Nevada corporation to be named “Liberty Media Corporation” (the Corporation from and after the Effective Time (as defined below), the “Converted Corporation”), pursuant to and in accordance with NRS 92A.195 and Section 266 of the DGCL and the terms and conditions of the Plan of Conversion (the “Conversion”);
WHEREAS, the Plan of Conversion provides, among other things, that as soon as practicable following the satisfaction (or waiver, as permitted under the terms of the Plan of Conversion) of the conditions set forth therein, if the Plan of Conversion has not been terminated in accordance with the terms of the Plan of Conversion, the Corporation will cause articles of conversion meeting the requirements of NRS 92A.205, 92A.210 and 92A.230, in substantially the form attached hereto as Exhibit B (the “NV Articles of Conversion”), to be filed with the Secretary of State of the State of Nevada (the “NV SOS”), and will cause a certificate of conversion meeting the requirements of Sections 103 and 266 of the DGCL, in substantially the form attached hereto as Exhibit C (the “DE Certificate of Conversion”), to be filed with the Secretary of State of the State of Delaware;
WHEREAS, the Conversion shall become effective on the date and at the time designated in the NV Articles of Conversion and the DE Certificate of Conversion (the “Effective Time”);
WHEREAS, the Plan of Conversion provides that at the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Corporation or any other person:
(i)
each share of Series A Liberty Formula One Common Stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Series A Common Stock, par value $0.01 per share, of the Converted Corporation;

(ii)
each share of Series B Liberty Formula One Common Stock, par value $0.01 per share, of the Corporation (“FWONB”) issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Series B Common Stock, par value $0.01 per share, of the Converted Corporation (such shares, as so converted, are referred to herein as the “Converted FWONB”); provided, however, that any shares of FWONB issued and outstanding immediately prior to the Effective Time and which are held by stockholders of the Corporation who have not voted in favor of the adoption of these resolutions of the Board or consented to it in writing and are entitled to demand, and who have properly exercised and perfected, appraisal rights for such shares of FWONB in accordance with Section 262 of the DGCL (collectively and so long as they remain as such, the “Dissenting Shares”) (until such time as such stockholder effectively withdraws, fails to perfect or otherwise loses such stockholder’s appraisal rights under the DGCL with respect to such shares of FWONB, at which time such shares of FWONB shall cease to be Dissenting Shares) shall not be converted into or represent the right to receive the corresponding number of shares of Converted FWONB; and

(iii)
each share of Series C Liberty Formula One Common Stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Series C Common Stock, par value $0.01 per share, of the Converted Corporation; and

LIBERTY MEDIA CORPORATION / A-1

ANNEX A
WHEREAS, based upon the information and advice presented by the Corporation’s management and after discussions and review by the Board of the principal terms and conditions of the proposed transactions set forth in the Plan of Conversion and the agreements relating thereto and taking into consideration a number of factors, the Board desires to (i) approve and declare advisable the Conversion and approve, adopt, and declare advisable the Plan of Conversion, (ii) determine that the Conversion and the Plan of Conversion, and the transactions contemplated thereby, including the Conversion (the “Transactions”), are advisable and fair to, and in the best interests of, the Corporation and its stockholders, (iii) direct that these resolutions of the Board approving the Conversion pursuant to and in accordance with applicable law and the Plan of Conversion be submitted to the stockholders of the Corporation entitled to vote thereon for adoption, (iv) resolve to recommend that the stockholders of the Corporation entitled to vote thereon approve the adoption of these resolutions of the Board, and (v) approve the following resolutions:
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously (i) approves and declares advisable the Conversion and approves, adopts, and declares advisable the Plan of Conversion, (ii) adopts the Plan of Conversion as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended, (iii) determines that the Conversion and the Plan of Conversion, and the Transactions, are advisable and fair to, and in the best interests of, the Corporation and its stockholders, (iv) directs that these resolutions of the Board, including the adoption and approval of the Articles of Incorporation (as defined below), be submitted to the stockholders of the Corporation entitled to vote thereon for adoption, and (v) recommends that the stockholders of the Corporation entitled to vote thereon approve the adoption of these resolutions of the Board.
RESOLVED FURTHER, that the form, terms, provisions and conditions of the Plan of Conversion, be, and the same hereby are, in all respects approved, and the Transactions and all other actions or matters necessary or appropriate to give effect to the foregoing be, and the same hereby are, in all respects approved.
RESOLVED FURTHER, that notwithstanding the foregoing resolutions and notwithstanding the receipt of the requisite stockholder approval of the adoption of these resolutions of the Board, the Board may abandon the Conversion and the Plan of Conversion and the Transactions, without further action by the stockholders of the Corporation, at any time prior to the Effective Time.
Converted Corporation Matters
WHEREAS, in connection with the Plan of Conversion, there has been presented to and considered by the Board (i) a proposed form of Articles of Incorporation of the Converted Corporation in the form attached hereto as Exhibit D (the “Articles of Incorporation”) and (ii) a proposed form of Bylaws of the Converted Corporation in the form attached hereto as Exhibit E (the “Bylaws”); and
WHEREAS, the Board has determined that, in connection with the Conversion, it is advisable and fair to and in the best interests of the Corporation and its stockholders to (i) declare advisable, and adopt and approve, the Articles of Incorporation and the Bylaws as the articles of incorporation and the bylaws of the Converted Corporation, respectively, in each case subject to and contingent upon the consummation of the Conversion pursuant to the Plan of Conversion, and (ii) resolve to recommend adoption and approval of the Articles of Incorporation by the stockholders of the Corporation entitled to vote thereon.
NOW, THEREFORE, BE IT RESOLVED, that subject to and contingent upon the consummation of the Conversion pursuant to the Plan of Conversion, the Articles of Incorporation be, and hereby are, declared advisable, adopted and approved as the articles of incorporation of the Converted Corporation, with such Articles of Incorporation to be filed with the NV SOS in connection and concurrently with the filing of the NV Articles of Conversion, to be effective at the Effective Time.
RESOLVED FURTHER, that notwithstanding the foregoing resolutions and notwithstanding the receipt of the requisite stockholder approval of the adoption of these resolutions of the Board, if the Board determines to abandon the Conversion, the Board may abandon the Articles of Incorporation and the Bylaws, without further action by the stockholders of the Corporation, at any time prior to the Effective Time.
[Remainder of Page Intentionally Left Blank]
A-2 / 2026 PROXY STATEMENT

ANNEX A
EXHIBIT A
FORM OF PLAN OF CONVERSION
(See Annex B to Proxy Statement)
LIBERTY MEDIA CORPORATION / A-3

ANNEX A
EXHIBIT B
FORM OF NV ARTICLES OF CONVERSION
(See attached)
A-4 / 2026 PROXY STATEMENT

ANNEX A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☒ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information: (Constituent, Acquired or Merging)

Entity Name: Liberty Media Corporation

Jurisdiction: Delaware   Entity Type*: corporation

If more than one entity being acquired or merging please attach additional page.

2. Entity Information: (Resulting, Acquiring or Surviving)

Entity Name: Liberty Media Corporation

Jurisdiction: Nevada   Entity Type*: corporation

3. Plan of Conversion, Exchange or Merger: (select one box)

☐ The entire plan of conversion, exchange or merger is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)

4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity:

Name of acquiring/surviving entity:

5. Effective Date and Time: (Optional)

Date: Time: [Date and Time TBD]

(must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 1 of 4
Revised: 12/15/2022

LIBERTY MEDIA CORPORATION / A-5

ANNEX A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☒ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 2 of 4
Revised: 12/15/2022

A-6 / 2026 PROXY STATEMENT

ANNEX A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name: ____ Country: ____ Care of: ____ Address: ____ City: ____ State: ____ Zip/Postal Code: ____
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	 ** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** ☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☒ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Liberty Media Corporation Name of constituent entity

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.
Page 3 of 4
Revised: 12/15/2022

LIBERTY MEDIA CORPORATION / A-7

ANNEX A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☐ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

Name of acquired/merging entity

X ______________________________
Signature (Exchange/Merger) | **Title** | **Date**

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

Name of acquiring/surviving entity

X ______________________________
Signature (Exchange/Merger) | **Title** | **Date**

X ______________________________
Signature of Constituent Entity (Conversion) | **Title** | **Date**

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 4 of 4
Revised: 12/15/2022

A-8 / 2026 PROXY STATEMENT

ANNEX A
EXHIBIT C
FORM OF DE CERTIFICATE OF CONVERSION
(See attached)
LIBERTY MEDIA CORPORATION / A-9

ANNEX A
CERTIFICATE OF CONVERSION
OF
LIBERTY MEDIA CORPORATION
(a Delaware corporation)
TO
LIBERTY MEDIA CORPORATION
(a Nevada corporation)
This Certificate of Conversion (the “Certificate of Conversion”) has been duly executed and is being filed by the undersigned authorized officer of Liberty Media Corporation, a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”) to convert the Corporation to Liberty Media Corporation, a Nevada corporation (the “Other Entity”), and the undersigned does hereby certify as follows:
1)   The name of the Corporation is Liberty Media Corporation. The name of the Corporation under which it was originally incorporated was Liberty Spinco, Inc.
2)   The date of filing of the Corporation’s original Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the “Secretary of State”) is August 10, 2012.
3)   The jurisdiction to which the Corporation shall convert is Nevada and the name under which the entity shall be known immediately following the Effective Date (as defined below) is Liberty Media Corporation.
4)   This Certificate of Conversion and the conversion contemplated hereby has been approved in accordance with the provisions of Section 266 of the DGCL.
5)   The Corporation may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the Corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of the Other Entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of the DGCL, and the Corporation hereby irrevocably appoints the Secretary of State as its agent to accept service of process in any such action, suit or proceeding.
6)   The address to which a copy of the above referenced process shall be mailed by the Secretary of State is Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112.
7)   All provisions of the Plan of Conversion have been approved prior to the effectiveness of this Certificate of Conversion in accordance with Section 266 of the DGCL.
8)   This Certificate of Conversion shall be effective at [•] [a.m./p.m.] Eastern time on [•] (the “Effective Date”).
[Signature Page Follows]
A-10 / 2026 PROXY STATEMENT

ANNEX A
IN WITNESS WHEREOF, the undersigned has caused this Certificate of Conversion to be executed on behalf of the Corporation this        day of                  , 2026.
LIBERTY MEDIA CORPORATION
By:
Name:
Title:

LIBERTY MEDIA CORPORATION / A-11

ANNEX A
EXHIBIT D
FORM OF ARTICLES OF INCORPORATION
(See Annex C to Proxy Statement)
A-12 / 2026 PROXY STATEMENT

ANNEX A
EXHIBIT E
FORM OF BYLAWS
(See Annex D to Proxy Statement)
LIBERTY MEDIA CORPORATION / A-13

ANNEX B
ANNEX B

PLAN OF CONVERSION
OF
LIBERTY MEDIA CORPORATION
This Plan of Conversion (this “Plan of Conversion”) is adopted as of [•], 2026 to convert Liberty Media Corporation, a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Liberty Media Corporation” (the “Converted Entity”).
1.   Converting Entity.   The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2.   Converted Entity.   The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be Liberty Media Corporation.
3.   The Conversion.   The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.
4.   Filing of Conversion Documents; Effective Time.   As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 10, the Converting Entity shall cause (i) articles of conversion meeting the requirements of NRS 92A.205 and NRS 92A.230 (the “Articles of Conversion”) and articles of incorporation of the Converted Entity (the “Articles of Incorporation”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or the DGCL in connection with the Conversion. The Conversion shall become effective upon the date and time set forth in the Articles of Conversion and the Certificate of Conversion as the effective date and time of the Conversion (the “Effective Time”).
5.   Articles of Incorporation and Bylaws.   At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibits A and B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6.   Directors and Officers.   From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders or the Converted Entity, (i) the Board of Directors of the Converted Entity will consist of the same directors of the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; (ii) the chairman of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chairman of the Board of Directors of the Converted Entity to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and, subject to applicable law, with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
7.   Effect on Capital Stock of Converting Entity.
(a)   At the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Converting Entity, the Converted Entity or any other person, (i) each share of Series A Liberty Formula One Common Stock, par value $0.01 per share, of the Converting Entity issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Series A Common Stock, par value $0.01
LIBERTY MEDIA CORPORATION / B-1

ANNEX B
per share, of the Converted Entity; (ii) each share of Series B Liberty Formula One Common Stock, par value $0.01 per share, of the Converting Entity (“Series B Liberty Formula One Common Stock”) issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Series B Common Stock, par value $0.01 per share, of the Converted Entity, subject, in all events, to Section 7(b) below, and (iii) each share of Series C Liberty Formula One Common Stock, par value $0.01 per share, of the Converting Entity issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of the Series C Common Stock, par value $0.01 per share, of the Converted Entity.
(b)   Notwithstanding any provision of this Plan of Conversion to the contrary, shares of Series B Liberty Formula One Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by stockholders of the Company who have not voted in favor of the adoption of the resolution of the Board of Directors of the Converting Entity approving the Conversion pursuant to and in accordance with applicable law and this Plan of Conversion or consented to it in writing and are entitled to demand, and who have properly exercised and perfected, appraisal rights for such shares of Series B Liberty Formula One Common Stock in accordance with Section 262 of the DGCL (collectively, the “Dissenting Shares” until such time as such stockholder effectively withdraws, fails to perfect or otherwise loses such stockholder’s appraisal rights under the DGCL with respect to such shares of Series B Liberty Formula One Common Stock, at which time such shares of Series B Liberty Formula One Common Stock shall cease to be Dissenting Shares) shall not be converted into or represent the right to receive the corresponding number of shares of Series B Common Stock of the Converted Entity pursuant to Section 7(a) above. Such holder(s) of shares of Series B Liberty Formula One Common Stock shall instead, and in lieu thereof, be entitled only to such rights as are granted by Section 262 of the DGCL to a holder of Dissenting Shares unless and until such stockholder shall have effectively withdrawn, failed to perfect or otherwise lost its rights to appraisal under the DGCL (it being understood and acknowledged that at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and extinguished and cease to exist, and such holder shall cease to have any rights with respect thereto other than as expressly provided in Section 262 of the DGCL and this Plan of Conversion). All Dissenting Shares held by stockholders who shall have waived, failed to perfect or who effectively shall have withdrawn or lost their right to appraisal of such shares of Series B Liberty Formula One Common Stock under Section 262 of the DGCL or a court of competent jurisdiction shall determine that such stockholder is not entitled to the relief provided by Section 262 of the DGCL shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the applicable number of shares of Series B Common Stock of the Converted Entity, in accordance with and subject to the applicable provisions of the DGCL and this Plan of Conversion.
(c)   Subject to Section 7(b) above, at and after the Effective Time, all of the issued and outstanding shares of Series A Liberty Formula One Common Stock, Series B Liberty Formula One Common Stock and Series C Liberty Formula One Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class and series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8.   Effect on Other Securities of Converting Entity.   At the Effective Time, all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into Series A Liberty Formula One Common Stock, Series B Liberty Formula One Common Stock or Series C Liberty Formula One Common Stock of the Converting Entity (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of the Series A Common Stock, Series B Common Stock or Series C Common Stock, as applicable, of the Converted Entity as the holder of such Convertible Security would have been entitled to receive had such holder exercised or converted such Convertible Security in full immediately prior to the Effective Time (not taking into account whether such Convertible Security was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions.
9.   Conditions Precedent.   Completion of the Conversion is subject to the following conditions:
(a)   the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote of the holders of a majority of
B-2 / 2026 PROXY STATEMENT

ANNEX B
the aggregate voting power of the outstanding shares of the Series A Liberty Formula One Common Stock and Series B Liberty Formula One Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class;
(b)   the Converting Entity shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the date of the Conversion and in form and substance reasonably acceptable to the Converting Entity, to the effect that, under current U.S. federal income tax law, the Conversion will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and
(c)   other than the filing of the Articles of Conversion, Articles of Incorporation and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals or filings that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain or make shall have been so obtained and/or made and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(c) may be waived by the Board of Directors or any duly authorized committee thereof and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10.   Effect of Conversion.   From and after the Effective Time:
(a)   For all purposes of the laws of the State of Delaware, the Converted Entity shall be deemed to be the same entity as the Converting Entity, and all of the rights, privileges and powers of the Converting Entity, and all property, real, personal and mixed, and all debts due to the Converting Entity, as well as all other things and causes of action belonging to the Converting Entity, shall remain vested in the Converted Entity and shall be the property of the Converted Entity, and the title to any real property vested by deed or otherwise in the Converting Entity shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity shall remain attached to the Converted Entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it. The rights, privileges, powers and interest in property of the Converting Entity, as well as the debts, liabilities and duties of the Converting Entity, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity for any purpose of the laws of the State of Delaware.
(b)   For all purposes of the laws of the State of Nevada, the Converting Entity shall be converted into the Converted Entity and shall be governed by and subject to the law of the State of Nevada; the Conversion is a continuation of the existence of the Converting Entity; the title to all real estate and other property owned by the Converting Entity is vested in the Converted Entity without reversion or impairment; the Converted Entity has all the liabilities of the Converting Entity; a proceeding pending against the Converting Entity may be continued as if the Conversion had not occurred or the Converted Entity may be substituted in the proceeding for the Converting Entity; the owners’ interests of the Converting Entity that are to be converted into the owners’ interests of the Converted Entity are converted; the owners of the Converted Entity remain liable for all the obligations of the Converting Entity existing at the time of the Conversion to the extent the owners were liable before the Conversion; the Converting Entity is not required to wind up its affairs, pay its liabilities, distribute its assets or dissolve; and the Conversion is not deemed a dissolution of the Converted Entity.
11.   Record of Conversion.   A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity a copy of this Plan of Conversion shall promptly be delivered to such stockholder.
12.   Termination; Abandonment.   At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
LIBERTY MEDIA CORPORATION / B-3

ANNEX B
13.   Plan of Reorganization.   It is intended that the Conversion shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is hereby adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]
B-4 / 2026 PROXY STATEMENT

ANNEX B
This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.
Liberty Media Corporation
By:

Name:
Its:
[Signature Page to Plan of Conversion]
LIBERTY MEDIA CORPORATION / B-5

ANNEX B
Exhibit A
Form of Articles of Incorporation
(See Annex C to Proxy Statement)
B-6 / 2026 PROXY STATEMENT

ANNEX B
Exhibit B
Form of Bylaws
(See Annex D to Proxy Statement)
LIBERTY MEDIA CORPORATION / B-7

ANNEX C
ANNEX C

ARTICLES OF INCORPORATION
OF
LIBERTY MEDIA CORPORATION
ARTICLE I
NAME
The name of the corporation is Liberty Media Corporation (the “Corporation”). The Corporation is the resulting entity in the conversion of Liberty Media Corporation, a Delaware corporation, into a Nevada corporation and is a continuation of the existence thereof pursuant to Chapters 78 and 92A of the Nevada Revised Statutes (as amended from time to time, the “NRS”).
ARTICLE II
REGISTERED OFFICE
The name and address of the Corporation’s registered agent shall be such name and address as set forth in the records of the Secretary of State of the State of Nevada from time to time. The Corporation may change its registered agent from time to time in the manner prescribed by applicable Nevada law.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the NRS.
ARTICLE IV
AUTHORIZED STOCK
The total number of shares of capital stock which the Corporation has the authority to issue is one billion, sixty-eight million, seven hundred fifty thousand (1,068,750,000) shares, which are divided into the following classes:
(a)   one billion, eighteen million, seven hundred fifty thousand (1,018,750,000) shares are of a class designated as Common Stock, par value $0.01 per share (“Common Stock”), with such class divided in series as provided in Section A of this Article IV; and
(b)   fifty million (50,000,000) shares are of a class designated as Preferred Stock, par value $0.01 per share (“Preferred Stock”), with such class issuable in series as provided in Section B of this Article IV.
The description of the Common Stock and the Preferred Stock, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, or the method of fixing and establishing the same, are as hereinafter set forth in this Article IV.
SECTION A
COMMON STOCK
1.   General.
Five hundred million (500,000,000) shares of Common Stock are of a series designated as Series A Common Stock (the “Series A Common Stock”), eighteen million, seven hundred fifty thousand (18,750,000) shares of Common Stock are of a series designated as Series B Common Stock (the “Series B Common Stock”), and five hundred million (500,000,000) shares of Common Stock are of a series designated as Series C Common Stock (the “Series C Common Stock”).
LIBERTY MEDIA CORPORATION / C-1

ANNEX C
2.   Common Stock.
Each share of Series A Common Stock, Series B Common Stock and Series C Common Stock, except as otherwise provided in these Articles, is identical in all respects and has equal rights, powers and privileges.
(a)   Voting Powers.
(i)   Series A Common Stock and Series B Common Stock.   Holders of Series A Common Stock are entitled to one vote for each share of such stock held of record and holders of Series B Common Stock are entitled to ten votes for each share of such stock held of record, upon all matters that may be submitted to a vote of stockholders of the Corporation (regardless of whether such holders are voting together with the holders of all Voting Securities, or as a separate class with the holders of one or more series of Common Stock or Preferred Stock, or as a separate series of Common Stock or Preferred Stock, or otherwise).
(ii)   Series C Common Stock.   Holders of Series C Common Stock will not be entitled to any voting powers. If a vote of the holders of Series C Common Stock should at any time be required by the laws of the State of Nevada or these Articles on any matter, the holders of Series C Common Stock will be entitled to 1/100th of a vote on such matter for each such share of such stock held of record.
(iii)   Voting Generally.   Except (A) as may otherwise be provided in these Articles, (B) as may otherwise be required by the laws of the State of Nevada or (C) as may otherwise be provided in any Preferred Stock Designation, the holders of shares of Series A Common Stock, the holders of shares of Series B Common Stock and the holders of shares of each series of Preferred Stock that is designated as a Voting Security and is entitled to vote thereon in accordance with the terms of the applicable Preferred Stock Designation, will vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to these Articles required to be voted on by the stockholders of the Corporation that would (I) increase (x) the number of authorized shares of Common Stock or any series thereof, (y) the number of authorized shares of Preferred Stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established, or (II) decrease (x) the number of authorized shares of Common Stock or any series thereof, (y) the number of authorized shares of Preferred Stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established (but, in each case, not below the number of shares of such class or series of capital stock (as the case may be) then outstanding)), and no separate class or series vote of the holders of shares of any class or series of capital stock of the Corporation will be required for the approval of any such matter. In the event the holders of the Series C Common Stock are entitled to vote on any matter that may be submitted to a vote of stockholders of the Corporation, such holders will vote as one class with all other stockholders of the Corporation entitled to vote on such matter, unless otherwise required by these Articles, the laws of the State of Nevada or any Preferred Stock Designation.
(b)   Conversion Rights.   Each share of Series B Common Stock will be convertible at any time, at the option of the holder thereof, into one fully paid and non-assessable share of Series A Common Stock. Any such conversion may be effected by any holder of Series B Common Stock by surrendering such holder’s certificate or certificates (if any) representing the Series B Common Stock to be converted, duly endorsed, at the principal office of the Corporation or any transfer agent for the Series B Common Stock, or by delivering to the Corporation or its transfer agent an appropriate instrument or instruction if the shares of Series B Common Stock to be converted are uncertificated, in either case, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified whole number of shares of Series B Common Stock and stating the name or names in which such holder desires the shares of Series A Common Stock to be issued and, if the shares of Series B Common Stock to be converted are certificated and less than all of the shares of Series B Common Stock represented by one certificate are to be converted, the name or names in which such holder desires the certificate or certificates representing the unconverted shares of Series B Common Stock to be issued. Any certificate representing shares surrendered for conversion, or any appropriate instrument or instruction delivered in the case of uncertificated shares, in accordance with this paragraph will, if so required by the Corporation or its transfer agent, be accompanied by instruments of transfer, in form satisfactory to the Corporation or its transfer agent, duly executed by the holder of such shares or the duly authorized representative of such holder, and will, if required by the next succeeding paragraph, be accompanied by payment, or evidence of payment, of applicable issue or transfer taxes. Promptly thereafter, the Corporation will, (A) if the applicable shares of Series A Common Stock are certificated, issue and deliver to such holder or such holder’s nominee or nominees, a certificate or certificates representing the number of shares of Series A Common Stock to which such holder will be entitled as herein provided and if less than all of the shares
C-2 / 2026 PROXY STATEMENT

ANNEX C
of Series B Common Stock represented by any one certificate are to be converted, the Corporation will issue and deliver to such holder or such holder’s nominee or nominees, a new certificate representing the shares of Series B Common Stock not converted, or (B) if the applicable shares of Series A Common Stock are uncertificated, issue and deliver to such holder or such holder’s nominee or nominees, a notice of issuance of uncertificated shares or other evidence of shares held in book-entry form. Such conversion will be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates (if any), an appropriate instrument or instruction (if applicable), notice and, if required, instruments of transfer and payment or evidence of payment of taxes referred to above, and the Person(s) entitled to receive shares of the Series A Common Stock issuable on such conversion will be treated for all purposes as the record holder or holders of such shares of Series A Common Stock on that date. A number of shares of Series A Common Stock equal to the number of shares of Series B Common Stock outstanding from time to time will be set aside and reserved for issuance upon conversion of shares of Series B Common Stock as provided herein. Shares of Series A Common Stock and shares of Series C Common Stock will not be convertible at the option of the holder into shares of any other series of Common Stock.
The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issuance or delivery of shares of Series A Common Stock upon conversion of shares of Series B Common Stock pursuant to this Article IV, Section A.2, paragraph (b). The Corporation will not, however, be required to pay any tax that may be payable in respect of any issuance or delivery of shares of Common Stock in a name other than that in which the shares of Series B Common Stock so converted were registered and no such issuance or delivery will be made unless and until the Person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.
(c)   Dividends and Other Distributions Generally.
Whenever a dividend or other distribution, other than a dividend or other distribution that constitutes a Share Distribution, is paid to the holders of any series of Common Stock then outstanding, the Corporation will also pay to the holders of each other series of Common Stock then outstanding an equal dividend per share. Dividends and other distributions will be payable only as and when declared by the Board of Directors of the Corporation as permitted by the NRS. Whenever a Share Distribution is paid to the holders of any series of Common Stock then outstanding, the Corporation will also pay a Share Distribution to the holders of each other series of Common Stock then outstanding, as provided in Article IV, Section A.2, paragraph (d) below. For purposes of this Article IV, Section A.2, paragraph (c) and Article IV, Section A.2, paragraph (d) below, a “Share Distribution” means a dividend or other distribution (including a distribution made in connection with any stock split, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of the Corporation) payable in shares of any class or series of capital stock, Convertible Securities or other securities of the Corporation or any other Person.
(d)   Share Distributions.
If at any time a Share Distribution is to be made with respect to any class or series of Common Stock, such Share Distribution may be declared and paid only as follows:
(i)   a Share Distribution (A) consisting of shares of Series C Common Stock or Series C Convertible Securities may be declared and paid to holders of Series A Common Stock, Series B Common Stock and Series C Common Stock, on an equal per share basis, or (B) consisting of (I) shares of Series A Common Stock or Series A Convertible Securities may be declared and paid to holders of Series A Common Stock, on an equal per share basis, (II) shares of Series B Common Stock or Series B Convertible Securities may be declared and paid to holders of Series B Common Stock, on an equal per share basis, and (III) shares of Series C Common Stock or Series C Convertible Securities may be declared and paid to holders of Series C Common Stock, on an equal per share basis; or
(ii)   a Share Distribution consisting of any class or series of securities of the Corporation or any other Person, other than Series A Common Stock, Series B Common Stock or Series C Common Stock (or Series A Convertible Securities, Series B Convertible Securities or Series C Convertible Securities), may be declared and paid on the basis of a distribution of (A) identical securities, on an equal per share basis, to holders of Series A Common Stock, Series B Common Stock and Series C Common Stock, (B) separate classes or series of securities, on an equal per share basis, to the holders of each such series of Common Stock or (C) a separate class or series of securities to the holders of one or more series of Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Common Stock; provided, that, in connection with a Share Distribution pursuant to clause (B) or clause (C), an “equal per share basis” shall require that (I) such separate classes or series of
LIBERTY MEDIA CORPORATION / C-3

ANNEX C
securities (and, if the distribution consists of Convertible Securities, the Underlying Securities) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable), with holders of shares of Series B Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other series of Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion and share distribution, as applicable) among the Series A Common Stock, the Series B Common Stock and the Series C Common Stock, and (II) in the event the securities to be received by the holders of shares of Common Stock other than the Series B Common Stock consist of different classes or series of securities, with each such class or series of securities (or the Underlying Securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion and share distribution provisions, as applicable), then such classes or series of securities will be distributed to the holders of each series of Common Stock (other than the Series B Common Stock) (x) as the Board of Directors determines or (y) such that the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of the class or series of securities (or the Underlying Securities) to be received by the holders of each series of Common Stock (other than the Series B Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of such series of Common Stock, as compared to the other series of Common Stock (other than the Series B Common Stock).
(e)   Liquidation and Dissolution.
In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and subject to the prior payment in full of the preferential amounts to which any series of Preferred Stock is entitled, the holders of shares of Series A Common Stock, the holders of shares of Series B Common Stock and the holders of shares of Series C Common Stock will share equally, on a share for share basis, in the assets of the Corporation remaining for distribution to the holders of Common Stock. Neither the consolidation or merger of the Corporation with or into any other Person or Persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation will itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph (e).
(f)   Determinations by the Board of Directors.
Any determinations made by the Board of Directors under any provision in this Section A.2 will be final and binding on all stockholders of the Corporation, except as may otherwise be required by law. In addition, if different consideration is distributed to different series of Common Stock in a Share Distribution, any determination of the Board of Directors in connection therewith, including, without limitation, that a Share Distribution was made on an equal per share basis or that any differences in voting rights, designation, conversion, redemption and share distribution provisions or otherwise satisfy the requirements set forth in these Articles, will be final and binding on all stockholders of the Corporation, except as may otherwise be required by law.
(g)   Certain Definitions.   Unless the context otherwise requires, the terms defined in this paragraph (g) will have, for all purposes of these Articles, the meanings herein specified:
“Affiliate” means, with respect to any Person, any other person that directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with such Person.
“Articles” means these Articles of Incorporation, as they may be amended from time to time, including any amendments effected pursuant to the filing of any Preferred Stock Designation.
“Board of Directors” means (i) the Board of Directors of the Corporation and (ii) any duly authorized committee thereof acting pursuant to the authority granted by the Board of Directors (including, without limitation, the Executive Committee).
“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. The terms “Controls”, “Controlled” and “Controlling” will have corresponding meanings.
C-4 / 2026 PROXY STATEMENT

ANNEX C
“Convertible Securities” means (i) any securities of the Corporation (other than any series of Common Stock) or any Subsidiary thereof that are convertible into or exercisable or exchangeable for any shares of any series of Common Stock, whether upon conversion, exercise, exchange, pursuant to antidilution provisions of such securities or otherwise, and (ii) any securities of any other Person that are convertible into or exercisable or exchangeable for, securities of such Person or any other Person, whether upon conversion, exercise, exchange, pursuant to antidilution provisions of such securities or otherwise.
“outstanding”, when used with respect to the shares of any series of Common Stock, includes, without limitation, the shares of such series, if any, held by any Subsidiary of the Corporation, except as otherwise provided by applicable law with respect to the exercise of voting rights. No shares of any series of Common Stock (or Convertible Securities that are convertible into or exercisable or exchangeable for Common Stock) held by the Corporation in its treasury will be deemed outstanding.
“Person” means a natural person, corporation, limited liability company, partnership, joint venture, trust, unincorporated association or other legal entity.
“Series A Convertible Securities” means Convertible Securities convertible into or exercisable or exchangeable for Series A Common Stock.
“Series B Convertible Securities” means Convertible Securities convertible into or exercisable or exchangeable for Series B Common Stock.
“Series C Convertible Securities” means Convertible Securities convertible into or exercisable or exchangeable for Series C Common Stock.
“Share Distribution” means a distribution of shares of any class or series of capital stock, Convertible Securities or other equity securities of the Corporation or any other Person.
“Subsidiary,” when used with respect to any Person, means (i)(A) a corporation of which a majority in voting power of its share capital or capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by a Subsidiary of such Person, or by such Person and one or more Subsidiaries of such Person, whether or not such power is subject to a voting agreement or similar encumbrance, (B) a partnership or limited liability company in which such Person or a Subsidiary of such Person is, at the date of determination, (1) in the case of a partnership, a general partner of such partnership with the power affirmatively to direct the policies and management of such partnership or (2) in the case of a limited liability company, the managing member or, in the absence of a managing member, a member with the power affirmatively to direct the policies and management of such limited liability company, or (C) any other Person (other than a corporation) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (1) the power to elect or direct the election of a majority of the members of the governing body of such Person, whether or not such power is subject to a voting agreement or similar encumbrance, or (2) in the absence of such a governing body, at least a majority ownership interest or (ii) any other Person of which an aggregate of more than 50% of the equity interests are, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.
“Underlying Securities” means, with respect to any class or series of Convertible Securities, the class or series of securities into which such class or series of Convertible Securities is directly or indirectly convertible, or for which such Convertible Securities are directly or indirectly exchangeable, or that such Convertible Securities evidence the right to purchase or otherwise receive, directly or indirectly.
“Voting Securities” means the Series A Common Stock, the Series B Common Stock and any series of Preferred Stock which by the terms of its Preferred Stock Designation is designated as a Voting Security, provided that each such series of Preferred Stock will be entitled to vote together with the other Voting Securities only as and to the extent expressly provided for in the applicable Preferred Stock Designation.
The following terms have the meanings ascribed thereto in the sections set forth opposite such terms:
Additional Defined Terms	Section
Action	Article X, Section 1
Bylaws	Section V, Section E.2(d)
LIBERTY MEDIA CORPORATION / C-5

ANNEX C
Additional Defined Terms	Section
Common Stock	Article IV(a)
Corporation	Article I
NRS	Article III
Other Entity	Article VIII, Section 1(a)
Potential Business Opportunity	Article VIII, Section 2
Preferred Stock	Article IV(b)
Preferred Stock Designation	Article IV, Section B
proceeding	Article V, Section E.2(a)
Securities Act Action	Article X, Section 2
Series A Common Stock	Article IV(i)
Series B Common Stock	Article IV(ii)
Series C Common Stock	Article IV(iii)
(h)   Reclassification.   The Corporation will not reclassify, subdivide or combine one series of Common Stock without reclassifying, subdividing or combining each other series of Common Stock on an equal per share basis.
SECTION B
PREFERRED STOCK
1.   The Preferred Stock may be established by the Board of Directors and issued in one or more series from time to time, with such voting powers, designations, preferences, limitations, restrictions and relative rights as stated and expressed in a resolution or resolutions providing for the authorization and issuance of each such series adopted by the Board of Directors as set forth and duly filed with the Nevada Secretary of State in a certificate of designation in accordance with NRS 78.1955 (a “Preferred Stock Designation”). The Board of Directors, in the Preferred Stock Designation with respect to a series of Preferred Stock (a copy of which will be filed as required law), has the authority, without limitation of the foregoing, to fix the following with respect to such series of Preferred Stock:
(a)   the distinctive serial designations and the number of authorized shares of such series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate of amendment to the Preferred Stock Designation made, signed and filed as required by law (except where otherwise provided in a Preferred Stock Designation);
(b)   the dividend rate or amounts, if any, for such series, the date or dates from which dividends on all shares of such series will be cumulative, if dividends on stock of such series will be cumulative, and the relative preferences or rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of such series;
(c)   the rights of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, if any, and the relative preferences or rights of priority, if any, of payment of shares of such series;
(d)   the right, if any, of the holders of such series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or of another Person, and the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;
(e)   the voting powers, if any, of the holders of such series, including whether such series will be designated as a Voting Security and, if so designated, the terms and conditions on which the holders of such series may vote together with the holders of any other class or series of capital stock of the Corporation;
(f)   the terms and conditions, if any, for the Corporation to purchase or redeem shares of such series; and
(g)   any other relative rights, powers, preferences and limitations, if any, of such series.
2.   The Board of Directors is hereby expressly authorized to exercise its authority with respect to fixing, designating and issuing various series of the Preferred Stock and determining the voting powers, designations, preferences, limitations,
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ANNEX C
restrictions and relative rights of such series of Preferred Stock, if any, and the qualifications, restrictions or limitations thereof, if any, to the full extent permitted by applicable law, subject to any stockholder vote that may be required by these Articles. All shares of any one series of the Preferred Stock will be alike in every particular. Except to the extent otherwise expressly provided in the Preferred Stock Designation for a series of Preferred Stock, the holders of shares of such series will have no voting rights except as may be required by the laws of the State of Nevada. Further, except to the extent required by the NRS and unless otherwise expressly provided in the Preferred Stock Designation for a series of Preferred Stock, no separate consent or vote of the holders of shares of Preferred Stock or any series thereof will be required for any amendment to these Articles that would increase the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof or decrease the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof (but not below the number of authorized shares of Preferred Stock or such series, as the case may be, then outstanding).
3.   Except as may be provided by the Board of Directors in a Preferred Stock Designation or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes, will have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by a Preferred Stock Designation or as part of any other series of Preferred Stock.
ARTICLE V
DIRECTORS
SECTION A
NUMBER OF DIRECTORS
The governing body of the Corporation will be the Board of Directors. The number of directors will not be less than three (3) plus the number of directors that holders of any series of Preferred Stock shall have right to, and do, elect, and the exact number of directors will be fixed by the Board of Directors by resolution from time to time. Election of directors need not be by written ballot.
SECTION B
CLASSIFICATION OF THE BOARD
Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any series of Preferred Stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of Preferred Stock (the “Preferred Stock Directors”), the Board of Directors will be divided into three classes: Class I, Class II and Class III. Each class will consist, as nearly as possible, of a number of directors equal to one-third (1/3) of the number of members of the Board of Directors (other than the Preferred Stock Directors) authorized as provided in Section A of this Article V. The term of office of the Class I directors will expire at the annual meeting of stockholders in 2029 (if elected at the Corporation’s 2026 annual meeting); the term of office of the Class II directors will expire at the annual meeting of stockholders in 2027; and the term of office of the Class III directors will expire at the annual meeting of stockholders in 2028. At each annual meeting of stockholders of the Corporation the successors of that class of directors whose term expires at that meeting will be elected to hold office in accordance with Section B of this Article V for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director’s earlier death, resignation or removal.
SECTION C
REMOVAL OF DIRECTORS
Subject to the rights of the holders of any series of Preferred Stock and pursuant to the requirements of the NRS, directors may be removed from office upon the affirmative vote of the holders of at least two-thirds of the aggregate voting power of the then issued and outstanding Voting Securities entitled to vote thereon, voting together as a single class.
LIBERTY MEDIA CORPORATION / C-7

ANNEX C
SECTION D
NEWLY CREATED DIRECTORSHIPS AND VACANCIES
Subject to the rights of holders of any series of Preferred Stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director’s successor will have been elected and qualified or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors will cause the removal or shorten the term of any incumbent director, except as may be provided with respect to any additional director elected by the holders of the applicable series of Preferred Stock.
SECTION E
LIMITATION ON LIABILITY AND INDEMNIFICATION
1.   Limitation On Liability.   To the fullest extent permitted by the NRS as the same exists or may hereafter be amended, a director or officer of the Corporation will not be individually liable to the Corporation or any of its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer. Any repeal or modification of this paragraph will be prospective only and will not adversely affect any limitation, right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.
2.   Indemnification.
(a)   Right to Indemnification.   The Corporation will indemnify, to the fullest extent permitted by applicable law, including the NRS, as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party or is otherwise involved (including, but not limited to, as a witness or deponent) in any investigation, threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that the person, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, manager (of a limited liability company), employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to nonprofit entities or employee benefit plans, against all expenses, including reasonable attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with a proceeding. Such right of indemnification will inure whether or not the claim asserted is based on matters which antedate the adoption of this Section E. The Corporation will be required to indemnify or make advances (pursuant to paragraph (b) of this Section E.2. of Article V, below) to a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors.
(b)   Payment of Expenses.   The Corporation will pay the expenses (including reasonable attorneys’ fees) incurred by a director or officer of the Corporation in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of its final disposition upon receipt by the Corporation of an undertaking by or on behalf of the applicable director or officer to repay the amounts advanced if it should be ultimately determined by a court of competent jurisdiction that such director or officer is not entitled to be indemnified under this paragraph or otherwise.
(c)   Claims.   If a claim for indemnification or payment of expenses under this paragraph is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful, will be entitled to be paid the expense (including reasonable attorney’s fees) of prosecuting such claim to the fullest extent permitted by Nevada law. In any such action the Corporation will have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
(d)   Non-Exclusivity of Rights.   The rights conferred on any person by this Section E.2 will not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of these Articles, the Bylaws of the Corporation (as amended from time to time, the “Bylaws”), agreement, vote of stockholders or resolution of disinterested directors or otherwise.
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ANNEX C
(e)   Other Indemnification.   The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity will be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.
3.   Amendment or Repeal.   Any amendment, modification or repeal of the foregoing provisions of this Section E will not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
SECTION F
AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by the NRS, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws.
ARTICLE VI
MEETINGS OF STOCKHOLDERS
SECTION A
ANNUAL AND SPECIAL MEETINGS
Subject to the rights of the holders of any series of Preferred Stock, stockholder action may be taken only at an annual or special meeting. Except as otherwise provided in a Preferred Stock Designation with respect to any series of Preferred Stock or unless otherwise prescribed by law or by another provision of these Articles, special meetings of the stockholders of the Corporation, for any purpose or purposes, will be called by the Secretary of the Corporation only (a) upon the written request of the holders of not less than 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (b) at the request of at least 75% of the members of the Board of Directors then in office.
SECTION B
ACTION WITHOUT A MEETING
No action of the stockholders required to be taken or which may be taken at any annual meeting or special meeting of stockholders may be taken without a meeting, and, pursuant to NRS 78.320(2), the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied; provided, however, that notwithstanding the foregoing, holders of any series of Preferred Stock may take action by written consent to the extent provided in a Preferred Stock Designation with respect to such series.
ARTICLE VII
ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE
1.   Subject to the rights of the holders of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2∕3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class at a meeting specifically called for such purpose, will be required in order for the Corporation to take any action to authorize:
(a)   the amendment, alteration or repeal of any provision of these Articles or the addition or insertion of other provisions herein; provided, however, that this paragraph (a) will not apply to any such amendment, alteration, repeal, addition or insertion (i) as to which the laws of the State of Nevada, as then in effect, do not require the consent of the Corporation’s stockholders, or (ii) that at least 75% of the members of the Board of Directors then in office have approved;
(b)   the adoption, amendment or repeal of any provision of the Bylaws; provided, however, that this paragraph (b) will not apply to, and no vote of the stockholders of the Corporation will be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws by the Board of Directors in accordance with the power conferred upon it pursuant to Section F of Article V of these Articles;
LIBERTY MEDIA CORPORATION / C-9

ANNEX C
(c)   the merger or consolidation of this Corporation with or into any other corporation; provided, however, that this paragraph (c) will not apply to any such merger or consolidation (i) as to which the laws of the State of Nevada, as then in effect, do not require the vote of the Corporation’s stockholders, or (ii) that at least 75% of the members of the Board of Directors then in office have approved;
(d)   the sale, lease or exchange of all, or substantially all, of the property or assets of the Corporation; provided, however, that this paragraph (d) will not apply to any such sale, lease or exchange that at least 75% of the members of the Board of Directors then in office have approved; or
(e)   the dissolution of the Corporation; provided, however, that this paragraph (e) will not apply to such dissolution if at least 75% of the members of the Board of Directors then in office have approved such dissolution.
2.   Subject to the foregoing provisions of this Article VII, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other Persons whomsoever by and pursuant to these Articles in its present form or as hereafter amended are granted subject to the rights reserved in this Article VII.
ARTICLE VIII
CERTAIN BUSINESS OPPORTUNITIES
1.   Certain Acknowledgements; Definitions.
In recognition and anticipation that:
(a)   directors and officers of the Corporation may serve as directors, officers, employees and agents of any other corporation, company, partnership, association, firm or other entity, including, without limitation, Subsidiaries and Affiliates of the Corporation (“Other Entity”),
(b)   the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage,
(c)   the Corporation may have an interest in the same areas of business opportunity as any Other Entity, and
(d)   the Corporation may engage in material business transactions with any Other Entity and its Affiliates, including, without limitation, receiving services from, providing services to or being a significant customer or supplier to such Other Entity and its Affiliates, and that the Corporation and such Other Entity or one or more of their respective Subsidiaries or Affiliates may benefit from such transactions, and as a consequence of the foregoing, it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any directors or officers of the Corporation (including any such persons who are also directors, officers or employees of any Other Entity), shall be determined and delineated, as set forth herein, in respect of (i) any transactions between the Corporation and its Subsidiaries or Affiliates, on the one hand, and such Other Entity and its Subsidiaries or Affiliates, on the other hand, and (ii) any potential transactions or matters that may be presented to officers or directors of the Corporation, or of which such officers or directors may otherwise become aware, which potential transactions or matters may be considered to constitute business opportunities of the Corporation or any of its Subsidiaries or Affiliates.
In recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with any Other Entity and of the benefits to be derived by the Corporation by the possible service as directors or officers of the Corporation and its Subsidiaries of persons who may also serve from time to time as directors, officers or employees of any Other Entity, the provisions of this Article VIII will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation in relation to such Other Entity and its Affiliates, and as such conduct and affairs may involve such Other Entity’s respective directors, officers or employees, and the powers, rights, duties and liabilities of the Corporation and its officers and directors in connection therewith and in connection with any Potential Business Opportunities of the Corporation.
Any Person purchasing, receiving or otherwise becoming the owner of any shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article VIII.
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ANNEX C
References in this Article VIII to “directors,” “officers” or “employees” of any Person will be deemed to include those Persons who hold similar positions or exercise similar powers and authority with respect to any Other Entity that is a limited liability company, partnership, joint venture or other non-corporate entity.
2.   Duties of Directors and Officers Regarding Potential Business Opportunities; No Liability for Certain Acts or Omissions.
If a director or officer of the Corporation is offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its Subsidiaries or Affiliates, in which the Corporation could be considered, but for the provisions of this Article VIII, to have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”):
(a)   such director or officer will, to the fullest extent permitted by law, have no duty or obligation to refer such Potential Business Opportunity to the Corporation, to refrain from referring such Potential Business Opportunity to any Other Entity, or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto),
(b)   such director or officer will not be liable to the Corporation or any of its Subsidiaries or any of its stockholders, as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation or any of its Subsidiaries, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to or otherwise inform the Corporation or any of its Subsidiaries regarding such Potential Business Opportunity or any matter relating thereto,
(c)   any Other Entity may engage or invest in, independently or with others, any such Potential Business Opportunity,
(d)   the Corporation shall not have any right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom, and
(e)   the Corporation shall have no interest or expectancy, and hereby specifically renounces any interest or expectancy, in any such Potential Business Opportunity, unless both of the following conditions are satisfied: (i) such Potential Business Opportunity was expressly offered to a director or officer of the Corporation solely in his or her capacity as a director or officer of the Corporation or as a director or officer of any Subsidiary of the Corporation and (ii) such opportunity relates to a line of business in which the Corporation or any of its Subsidiaries is then directly engaged.
3.   Amendment of Article VIII.
No alteration, amendment, repeal, or adoption of any provision inconsistent with, any provision of this Article VIII will have any effect upon:
(a)   any agreement between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, that was entered into before the time of such alteration, amendment, repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before, on or after the Amendment Time,
(b)   any transaction entered into between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, before the Amendment Time,
(c)   the allocation of any business opportunity between the Corporation or any Subsidiary or Affiliate thereof and any Other Entity, before the Amendment Time, or
(d)   any duty or obligation owed by any director or officer of the Corporation or any Subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).
LIBERTY MEDIA CORPORATION / C-11

ANNEX C
ARTICLE IX
INAPPLICABILITY OF CERTAIN NEVADA STATUTES
1.   Acquisition of Controlling Interest.   The provisions of NRS 78.378 through 78.3793, inclusive, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock, or any interest therein.
2.   Combinations with Interested Stockholders.   The Corporation expressly elects not to be governed by the provisions of NRS 78.411 through 78.444, inclusive.
ARTICLE X
INTERNAL ACTIONS—FORUM; WAIVER OF JURY TRIAL
1.   Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada, shall, to the fullest extent permitted by law, including the applicable laws or jurisdictional requirements of the United States, be the exclusive forum for any and all actions, suits and proceedings, whether civil, administrative or investigative or that asserts any claim or counterclaim (each, an “Action”), that are internal actions (as such term is defined in NRS 78.046 or any successor statute). In the event that the Eighth Judicial District Court of the State of Nevada does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the exclusive forum for such Action. In the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the exclusive forum for such Action. For the avoidance of doubt, no Securities Act Action shall be subject to this paragraph, but shall instead be subject to the following paragraph.
2.   Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (each, a “Securities Act Action”). The provisions of this Article XII shall not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts of the United States have exclusive jurisdiction.
3.   To the fullest extent permitted by applicable law, all internal actions (as such term is defined in NRS 78.046 or any successor statute) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This requirement must conclusively operate as a waiver of the right to trial by jury by each party to any internal action (as such term is defined in NRS 78.046 or any successor statute) to which this requirement applies.
ARTICLE XI
SEVERABILITY; DEEMED NOTICE AND CONSENT
1.   Severability.   If any provision of these Articles shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of these Articles (including, without limitation, each portion of any paragraph of these Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent permitted under applicable law, the provisions of these Articles (including, without limitation, each such portion of any section of these Articles containing any such provision held to be invalid, illegal or unenforceable) shall be construed (a) so as to permit the Corporation to protect its directors, officers, employees and agents from individual liability or (b) for the benefit of the Corporation.
2.   Deemed Notice and Consent.   To the fullest extent permitted by law, each and every stockholder of the Corporation, and each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of capital stock of the Corporation (by reason of and from and after the time of such purchase or other acquisition), shall be deemed to have notice of and to have consented to all of the provisions of (i) these Articles, (ii) the Bylaws and (iii) any amendment to the Articles or the Bylaws enacted or adopted in accordance with the Articles, the Bylaws and applicable law.
* * * * *
C-12 / 2026 PROXY STATEMENT

ANNEX D
ANNEX D

LIBERTY MEDIA CORPORATION
A Nevada Corporation
(the “Corporation”)
BYLAWS
ARTICLE I
STOCKHOLDERS
Section 1.1   Annual Meeting.
An annual meeting of stockholders for the purpose of electing directors and of transacting any other business properly brought before the meeting pursuant to these Bylaws of the Corporation (as amended, restated, supplemented or otherwise modified from time to time, these “Bylaws”) shall be held each year at such date, time and physical location, either within or without the State of Nevada or, if so determined by the Board of Directors of the Corporation (the “Board of Directors”) in its sole discretion, in part or exclusively by means of remote communication, as may be specified by the Board of Directors in the notice of meeting.
Section 1.2   Special Meetings.
Except as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by applicable law, including the Nevada Revised Statutes (as amended from time to time, the “NRS”) or by the Corporation’s Articles of Incorporation (as amended, restated, supplemented or otherwise modified from time to time, the “Articles of Incorporation”), special meetings of stockholders of the Corporation, for the transaction of such business as may properly come before the meeting, may be called by the Secretary of the Corporation (the “Secretary”) only (i) upon the written request received by the Secretary at the principal executive offices of the Corporation by or on behalf of the holder or holders of record of outstanding shares of capital stock of the Corporation, representing collectively not less than 66 2∕3% of the total voting power of the outstanding capital stock of the Corporation entitled to vote at such meeting or (ii) at the request of at least 75% of the members of the Board of Directors then in office. Only such business may be transacted as is specified in the notice of the special meeting. The Board of Directors shall have the sole power to determine the time, date and physical location, either within or without the State of Nevada, or, if so determined by the Board of Directors in its sole discretion, in part or exclusively by means of remote communication, for any special meeting of stockholders (including those meetings properly called by the Secretary in accordance with Section 1.2(i) hereof). Following such determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting that a meeting will be held at the time, date and physical location, if any, and/or by remote communication, and in accordance with the record date determined by the Board of Directors.
Section 1.3   Record Date.
In order that the Corporation may determine the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment or postponement thereof, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days nor less than ten (10) calendar days before the date of such meeting. If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall be the record date for determining the stockholders entitled to vote at such meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (collectively referred to herein as a “Distribution”), the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days prior to the date of such Distribution. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and for any other purpose shall be at the close of business on the day
LIBERTY MEDIA CORPORATION / D-1

ANNEX D
on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any postponement of any meeting of stockholders to a date not more than sixty (60) days after the record date for the original meeting or to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting in accordance with this Section 1.3 and must fix a new record date if the meeting is postponed or adjourned to a date more than sixty (60) days later than the date set for the original meeting.
Section 1.4   Notice of Meetings.
Notice of all stockholders meetings, stating the physical location, if any, date and hour thereof, as well as the record date for determining stockholders entitled to vote at such meeting; the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting; and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by the Corporation in accordance with Section 5.3 of these Bylaws, applicable law and applicable stock exchange rules and regulations by the Chairman of the Board (the “Chairman of the Board”), the President, any Vice President, the Secretary or any Assistant Secretary or any other individual designated by the Board of Directors, to each stockholder entitled to notice of such meeting, unless otherwise provided by applicable law or the Articles of Incorporation, at least ten (10) calendar days but not more than sixty (60) calendar days before the date of the meeting.
Section 1.5   Notice of Stockholder Business.
(a)   Annual Meetings of Stockholders.
(1)   At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations for persons for election to the Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly requested to be brought before the meeting by a stockholder (x) who complies with the procedures set forth in this Section 1.5 and (y) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Section 1.5(a)(2) below is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the meeting, and (z) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be. The foregoing clause (iii) shall be the exclusive means for any stockholder to propose business to be brought before an annual meeting of the stockholders.
(2)   In addition to any other requirements under applicable law and the Articles of Incorporation, for a nomination for election to the Board of Directors or the proposal of business to be properly requested to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary and any such proposed business, other than the nominations of persons for election to the Board of Directors, must constitute a proper matter for stockholder action pursuant to the Articles of Incorporation, these Bylaws, and applicable law. To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation in accordance with Section 1.12 of these Bylaws not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the first anniversary of the preceding year’s annual meeting; provided, that, in the event that the date of the annual meeting is advanced by more than twenty (20) calendar days, or delayed by more than seventy (70) calendar days, from such anniversary date, notice by the stockholder to be timely must be so received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which notice of the date of the meeting was communicated by the Corporation to stockholders or public announcement (as defined below) of the date of the meeting was made by the Corporation, whichever occurs first; and provided further, that for purposes of the application of Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor provision), the date for notice specified in this paragraph (a)(2) shall be the earlier of the date calculated as hereinbefore provided or the date specified in paragraph (c)(1) of Rule 14a-4. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein.
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To be in proper written form, such stockholder’s notice to the Secretary must be submitted in accordance with Section 1.12 of these Bylaws by a holder of record of stock entitled to vote on the nomination of directors of the Corporation and shall set forth in writing and describe in fair, accurate, and material detail (A) as to each person whom the stockholder proposes to nominate for election as a director (a “nominee”) (i) the name, age, business and residence address, and principal occupation or employment of the nominee, (ii) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (iii) such nominee’s written consent to being named in the proxy statement and accompanying proxy card as a nominee and to serving as a director for a full term if elected, and (iv) a completed and signed questionnaire, representation and agreement required by Section 1.5(a)(3) below; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), and (iii) any material interest of the stockholder and beneficial owner, if any, on whose behalf the proposal is made, in such business; and (C) as to such stockholder giving notice and the beneficial owner or owners, if different, on whose behalf the nomination or proposal is made, and any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner (each a “Proposing Person”) (i) the name and address, as they appear on the Corporation’s books, of such Proposing Person, (ii) the class or series and number of shares of the capital stock of the Corporation that are, directly or indirectly, owned beneficially and of record (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person (provided that for purposes of this Section 1.5, such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future), (iii) a description of all agreements, arrangements or understandings between (or on behalf of) such Proposing Person and any other person or persons (including their names) pursuant to which the proposals or nominations are to be made by such stockholder, (iv) a representation by each Proposing Person who is a holder of record of stock of the Corporation (A) that the notice the Proposing Person is giving to the Secretary is being given on behalf of (x) such holder of record and/or (y) if different than such holder of record, one or more beneficial owners of stock of the Corporation held of record by such holder of record, (B) as to each such beneficial owner, the number of shares held of record by such holder of record that are beneficially owned by such beneficial owner, with documentary evidence of such beneficial ownership, and (C) that such holder of record is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination set forth in its notice, (v) a representation (I) whether any such Proposing Person or nominee has received any financial assistance, funding or other consideration from any other person in respect of the nomination (and the details thereof) (a “Stockholder Associated Person”) and (II) whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Corporation within the past twelve (12) months by, or is in effect with respect to, such Proposing Person, any person to be nominated by such Proposing Person or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder, nominee or any such Stockholder Associated Person, (vi) a representation whether any Proposing Person intends or is part of a group that intends to (I) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding voting power required to approve or adopt the proposal or elect the nominee and/or (II) otherwise solicit proxies from stockholders in support of such proposal, (vii) a representation that no Proposing Person or nominee is subject to, nor will enter into, any voting or other agreement that has not been disclosed to the Corporation and that could limit or interfere with such nominee’s ability to comply, if elected, with their fiduciary duties under applicable law, (viii) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, and any rules and regulations promulgated thereunder, and (ix) the information required to be included in a notice to the Corporation required by paragraph (b) of Rule 14a-19 promulgated under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees. The foregoing notice requirements of this Section 1.5 shall not apply to any proposal made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act. A proposal to be made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act shall be deemed
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satisfied if the stockholder making such proposal complies with the provisions of Rule 14a-8 and has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (x) the eligibility of such proposed nominee to serve as a director of the Corporation and (y) whether the nominee would qualify as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation. The Corporation may also require any proposed nominee to submit to interviews with the Board of Directors or any committee thereof, and such proposed nominee shall make himself or herself available for any such interviews within ten (10) business days after such interviews have been requested by the Board of Directors or any committee thereof.
(3)   To be eligible to be a nominee for election as a director of the Corporation, the candidate for nomination must deliver to the Corporation (and, with respect to a nomination made by a stockholder pursuant to this Section 1.5, in accordance with the time periods prescribed for delivery of notice under this Section 1.5): (x) a completed written questionnaire (in the form provided by the Secretary upon written request of any stockholder of record within ten (10) days of such request) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made, and (y) a written representation and agreement (in the form provided by the Corporation upon written request) that such candidate for nomination (A) is not and, if elected as a director during his or her term in office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such proposed nominee’s nomination or service or action as a director that has not been disclosed to the Corporation in such representation and agreement, (C) would be in compliance, if elected as a director of the Corporation, and will comply with the Corporation’s code of business conduct and ethics, corporate governance guidelines, stock ownership and trading policies and guidelines, and any other policies or guidelines of the Corporation applicable to directors and in effect during such proposed nominee’s term in office as a director (and, if requested by or on behalf of any candidate for nomination, the secretary of the Corporation will provide to such candidate for nomination all such policies and guidelines then in effect), and (D) currently intends to serve as a director for the full term for which such person is standing for election.
(4)   Notwithstanding anything in paragraph (a)(2) of this Section 1.5 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary date of the immediately preceding annual meeting, a stockholder’s notice required by this Section 1.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(5)   Notwithstanding anything to the contrary set forth herein, unless otherwise required by law, if any stockholder or Proposing Person (i) provides notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19 under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any stockholder or Proposing Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five
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business days prior to the date of the meeting and any adjournment or postponement thereof, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote at such meeting who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in paragraph (a)(2) of this Section 1.5 is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the special meeting may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice meeting the requirements of paragraph (a)(2) of this Section 1.5 (substituting special meeting for annual meeting as applicable) shall be received by the Secretary at the principal executive offices of the Corporation in accordance with Section 1.12 of these Bylaws not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting; provided, however, that a stockholder may nominate persons for election at a special meeting only to such directorship(s) as specified in the Corporation’s notice of the meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(c)   Updating and Supplementing of Stockholder Information.   A stockholder providing notice of nominations of persons for election to the Board of Directors at an annual or special meeting of stockholders or notice of business proposed to be brought before an annual meeting of stockholders shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to paragraph (a)(2) of this Section 1.5 shall be true and correct both as of the record date for the determination of stockholders entitled to notice of the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (a) in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of stockholders entitled to notice of the meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date, and (b) in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the meeting or any adjournment or postponement thereof, not later than eight (8) business days before the meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement). For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 1.5(c) or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(d)   General.
(1)   Only such persons who are nominated in accordance with the procedures set forth in this Section 1.5 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.5. Further, notwithstanding the provisions of this Section 1.5, unless otherwise required by law, (x) a stockholder shall not solicit proxies in support of director nominees other than the Corporation’s nominees unless such stockholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, and (y) if any stockholder (A) provides notice of the information required by Rule 14a-19(b) promulgated under the Exchange Act and (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notice required with respect
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to such nomination(s) in a timely manner, then the nomination of each person nominated by such stockholder for election as a director shall be disregarded, notwithstanding that proxies or votes in respect to the election of the candidate for nomination may have been received by the Corporation (which proxies and votes shall be disregarded). Upon request by the Corporation, if any stockholder provides notice of the information required by Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act. Except as otherwise provided by law, the chair of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.5 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(2)(C)(vi) of this Section 1.5) and (ii) if any proposed nomination or proposed business was not made or proposed in compliance with this Section 1.5, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.
(2)   In addition, a stockholder or stockholders providing notice of a nomination pursuant to this Section 1.5 shall have no right to substitute or replace any proposed nominee unless such substitute or replacement is nominated in accordance with this Section 1.5 (including the timely provision of all information and certifications with respect to such substitute or replacement proposed nominee in accordance with the deadlines in this Section 1.5). If the Corporation provides notice to a stockholder that the number of proposed nominees proposed by such stockholder exceeds the number of directors to be elected at a meeting, the stockholder must provide written notice to the Corporation within five (5) business days stating the names of the proposed nominees that have been withdrawn so that the number of proposed nominees proposed by such stockholder no longer exceeds the number of directors to be elected at a meeting. If any individual who is nominated in accordance with this Section 1.5 becomes unwilling or unable to serve on the Board of Directors, then the nomination of such proposed nominee shall be disregarded, notwithstanding that proxies or votes in respect to the election of the proposed nominee may have been received by the Corporation. Further, notwithstanding the foregoing provisions of this Section 1.5, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present the nomination to the Board of Directors or to present the proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.5, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(3)   For purposes of this Section 1.5, (i) “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act, and (ii) “business day” shall mean any day, other than Saturday, Sunday and any day on which banks located in the State of New York are authorized or obligated by applicable law to close.
(4)   Notwithstanding the foregoing provisions of this Section 1.5, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.5; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 1.5, and compliance with this Section 1.5 shall be the exclusive means for a stockholder to make director nominations. Nothing in this Section 1.5 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Corporation’s Articles of Incorporation.
Section 1.6   Quorum.
Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Articles of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of
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the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy, regardless of whether the proxy has authority to vote on any matter, in order to constitute a quorum for the transaction of any business. The chair of the meeting shall have the power and duty to determine whether a quorum is present at any meeting of the stockholders. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity. In the absence of a quorum, the chair of the meeting may adjourn or postpone the meeting from time to time in the manner provided in Section 1.7 hereof until a quorum shall be present.
Section 1.7   Adjournment.
Any meeting of stockholders, annual or special, may be adjourned from time to time solely by the chair of the meeting because of the absence of a quorum or for any other reason (including to address technical failures to convene or continue a meeting using remote communication) and to reconvene at the same or some other time, date and place, if any, or by means of remote communication. Notice need not be given of any such adjourned meeting if the time, date and place, if any, and the means of remote communications, if any, thereof are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication, (iii) set forth in the notice of meeting given in accordance with this Article I or (iv) provided in any other manner permitted by the NRS. The chair of the meeting shall have full power and authority to adjourn a stockholders meeting in his or her sole discretion even over stockholder opposition to such adjournment. The stockholders present at a meeting shall not have the authority to adjourn the meeting. If the time, date and physical location, if any, thereof, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken, displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication, or set forth in the notice of the meeting, and the adjournment is for less than sixty (60) calendar days, no notice need be given of any such adjourned meeting. If the adjournment is for more than sixty (60) calendar days or if after the adjournment a new record date for determining stockholders entitled to vote at the adjourned meeting is fixed for the adjourned meeting, then notice shall be given to each stockholder entitled to vote at the meeting. At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting.
Section 1.8   Organization.
The Chairman of the Board, or in the Chairman of the Board’s absence or at the Chairman of the Board’s direction, the President, or in the President’s absence or at the President’s direction, any officer of the Corporation, shall call to order meetings of stockholders and preside over and act as chair of such meetings. The Board of Directors or, if the Board of Directors fails to act, the stockholders, may appoint any stockholder, director or officer of the Corporation to act as chair of any meeting in the absence of the Chairman of the Board, the President and other officers. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chair of the meeting and announced at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board of Directors, the chair of the meeting shall have the exclusive right and authority to determine the agenda and order of business and to prescribe other such rules, regulations and procedures and shall have the authority in his or her discretion to convene and regulate the conduct of any such meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (iv) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
The Secretary, or in the Secretary’s absence, any Assistant Secretary, shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary or an Assistant Secretary, the chair of the meeting may appoint any other person to act as secretary of the meeting.
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Section 1.9   Postponement or Cancellation of Meeting.
Any previously scheduled annual or special meeting of the stockholders may be postponed, rescheduled or canceled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.
Section 1.10   Voting.
Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law, the Articles of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
Any stockholders directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board of Directors.
Section 1.11   Remote Communications.
For purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication (including any form of communication described in NRS 78.320(4)-(6)):
(a)   participate in a meeting of stockholders; and
(b)   be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrent with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
Such participation in a meeting by such means shall constitute presence in person at such meeting.
Section 1.12   Delivery to the Corporation.
Whenever this Article I requires one or more persons (including a record or beneficial owner of shares of the Corporation) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered to the principal executive offices of the Corporation exclusively by hand (including, without limitation, by overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered.
ARTICLE II
BOARD OF DIRECTORS
Section 2.1   Number and Term of Office.
(a)   Subject to any limitations set forth in the Articles of Incorporation and to any provision of the NRS relating to the powers or rights conferred upon or reserved to the stockholders or the holders of any class or series of the issued and outstanding stock of the Corporation, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors. Subject to any rights of the holders of any series of preferred stock to elect additional directors, the Board of Directors shall be comprised of
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not less than three (3) members and the exact number will be fixed from time to time by the Board of Directors by resolution adopted by the affirmative vote of not less than 75% of the members of the Board of Directors then in office. Directors need not be stockholders of the Corporation. The Corporation shall nominate the persons holding the offices of Chairman of the Board and President for election as directors at any meeting at which such persons are subject to election as directors.
(b)   Except as otherwise fixed by the Articles of Incorporation relating to the rights of the holders of any series of preferred stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of preferred stock (the “Preferred Stock Directors”), the Board of Directors will be divided into three (3) classes: Class I, Class II and Class III. Each class shall consist, as nearly as possible, of a number of directors equal to one-third (33 1/3%) of the then authorized number of members of the Board of Directors (other than the Preferred Stock Directors). The term of office of the Class I directors will expire at the annual meeting of stockholders in 2029 (if elected at the Corporation’s 2026 annual meeting); the term of office of the Class II directors will expire at the annual meeting of stockholders in 2027; and the term of office of the Class III directors will expire at the annual meeting of stockholders in 2028. At each annual meeting of stockholders of the Corporation the successors of that class of directors whose term expires at that meeting shall be elected to hold office in accordance with Section B of Article V of the Articles of Incorporation for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director’s earlier death, resignation or removal.
Section 2.2   Resignations.
Any director of the Corporation, or any member of any committee, may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairman of the Board, the President or Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.
Section 2.3   Removal of Directors.
Directors may be removed from office only in accordance with Article V, Section C of the Articles of Incorporation.
Section 2.4   Newly Created Directorships and Vacancies.
Subject to the rights of the holders of any series of preferred stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director’s successor will have been elected and qualified or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director, except as may be provided in the terms of any series of preferred stock with respect to any additional director elected by the holders of such series of preferred stock. If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder may call a special meeting of stockholders in the same manner that the Board of Directors may call such a meeting, and directors for the unexpired terms may be elected at such special meeting.
Section 2.5   Meetings.
Regular meetings of the Board of Directors shall be held on such dates and at such times and physical location, within or without the State of Nevada, and/or by such means of remote communication (in whole or in part), as shall from time to time be determined by the Board of Directors, such determination to constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meeting shall be held, upon notice to each director in accordance with Section 2.6 of this Article II, at such times and physical location, within or without the State of Nevada, and/or by such means of remote communication, as shall be designated in the notice of meeting.
Special meetings of the Board of Directors shall be held at such times and physical location, if any, within or without the State of Nevada, and/or by such means of remote communication, as shall be designated in the notice of the meeting
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in accordance with Section 2.6 hereof. Special meetings of the Board of Directors may be called by the Chairman of the Board, and shall be called by the President or Secretary upon the written request of not less than 75% of the members of the Board of Directors then in office.
Section 2.6   Notice of Meetings.
The Secretary, or in his or her absence any other officer of the Corporation, shall give each director notice of the time and place of holding of any regular meetings (if required) or special meetings of the Board of Directors, in accordance with Section 5.3 of these Bylaws, by mail at least ten (10) calendar days before the meeting, or by courier service at least three (3) calendar days before the meeting, or by facsimile transmission, electronic mail or other electronic transmission, or personal service, in each case, at least twenty-four (24) hours before the meeting, unless notice is waived in accordance with Section 5.3 of these Bylaws. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.
Section 2.7   Meetings by Conference Telephone or Other Communications.
Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of electronic communications, videoconferencing, teleconferencing or other available technology (including any form of communication described in NRS 78.315(3)) if the Corporation has implemented reasonable measures to: (a) verify the identity of each person participating through such means as a director or member of the governing body or committee, as the case may be; and (b) provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Such participation in a meeting by such means shall constitute presence in person at such meeting.
Section 2.8   Quorum and Organization of Meetings.
A majority of the total number of members of the Board of Directors then in office shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board or in his or her absence by such other person as the directors may select. The Board of Directors shall keep written minutes of its meetings. The Secretary shall act as secretary of the meeting, but in his or her absence the chair of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9   Indemnification.
The Corporation will indemnify members of the Board of Directors and officers of the Corporation and their respective heirs, personal representatives and successors in interest for or on account of any action performed on behalf of the Corporation or any predecessor entity thereof, to the fullest extent permitted by the laws of the State of Nevada, including NRS 78.7502 and NRS 78.751, and the Corporation’s Articles of Incorporation, as now or hereafter in effect.
Section 2.10   Indemnity Undertaking.
To the fullest extent permitted by law, the Corporation shall indemnify any person who is or was made, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a “Proceeding”), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprises (an “Other Entity”), against all judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding. Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this Section 2.10. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.
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Section 2.11   Advancement of Expenses.
The Corporation shall, from time to time, reimburse or advance to any director, officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys’ fees, incurred in connection with any Proceeding in advance of the final disposition of such Proceeding upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer or such person, to repay the amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to reimburse or advance expenses incurred by a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.
Section 2.12   Claims.
If a claim for indemnification or reimbursement or advancement of expenses under this Article II is not paid in full within sixty (60) calendar days after a written claim therefor by the person seeking indemnification or reimbursement or advancement of expenses has been received by the Corporation, the person may file suit to recover the unpaid amount of such claim and, if successful, in whole or in part, shall be entitled to be paid the expense (including attorneys’ fees) of prosecuting such claim to the fullest extent permitted by Nevada law. In any such action the Corporation shall have the burden of proving that the person seeking indemnification or reimbursement or advancement of expenses is not entitled to the requested indemnification, reimbursement or advancement of expenses under applicable law.
Section 2.13   Amendment, Modification or Repeal.
Any amendment, modification or repeal of the foregoing provisions of this Article II shall not adversely affect any right or protection hereunder of any person entitled to indemnification under Section 2.9 hereof in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. Notwithstanding any other provision of these Bylaws, no repeal or amendment of these Bylaws shall affect any or all of this Article II so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) by the stockholders as set forth in Section 5.5 of these Bylaws; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.
Section 2.14   Executive Committee of the Board of Directors.
The Board of Directors, by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, may designate an executive committee, all of whose members shall be directors, to manage and operate the affairs of the Corporation or particular properties or enterprises of the Corporation. Subject to any limitations under the NRS, the Articles of Incorporation or Section 2.15 hereof, such executive committee shall exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Corporation including, but not limited to, the power and authority to authorize the issuance of shares of common or preferred stock. The executive committee shall keep written minutes of its meetings and report to the Board of Directors not less often than quarterly on its activities and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to it. Regular meetings of the executive committee, of which no notice shall be necessary, shall be held at such time, dates and places, if any, as shall be fixed by resolution adopted by the executive committee. Special meetings of the executive committee shall be called at the request of the Chairman of the Board or of any member of the executive committee, and shall be held upon such notice as is required by these Bylaws for special meetings of the Board of Directors, provided that oral notice by telephone or otherwise, or notice sent by electronic transmission shall be sufficient if received not later than the day immediately preceding the day of the meeting.
Section 2.15   Other Committees of the Board of Directors.
The Board of Directors may by resolution establish committees other than an executive committee and shall specify with particularity the powers and duties of any such committee. Subject to the limitations of the laws of the State of Nevada, the Articles of Incorporation and this Section 2.15, any such committee shall exercise all powers and authority specifically granted to it by the Board of Directors, which powers may include the authority to authorize the issuance of shares of common or preferred stock. Such committees shall serve at the pleasure of the Board of Directors, keep written minutes of their meetings and have such names as the Board of Directors by resolution may determine.
Each such committee shall consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace absent or disqualified members at any
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meeting of such committee. Unless the Board of Directors designates alternate members pursuant to the prior sentence, if a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member(s) present and not disqualified from voting, whether or not such member(s) constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Unless otherwise specified in the resolution of the Board of Directors designating a committee, at all meetings of such committee, a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Unless the Board of Directors otherwise provides, each committee may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.
Section 2.16   Directors’ Compensation.
Directors shall receive such compensation for attendance at any meetings of the Board of Directors and any expenses incidental to the performance of their duties as the Board of Directors shall determine by resolution. Such compensation may be in addition to any compensation received by the members of the Board of Directors in any other capacity.
Section 2.17   Action Without Meeting.
Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board of Directors to take any action required or permitted to be taken by them without a meeting in accordance with NRS 78.315(2); provided, however, that if such action is taken without a meeting by written consent, a director may use any form of signature for such written consent authorized by NRS 75.070, including, without limitation, an electronic signature as defined in NRS 719.100.
ARTICLE III
OFFICERS
Section 3.1   Executive Officers.
The Board of Directors shall elect, from its own number, a Chairman of the Board and a President. The Board of Directors may also elect such Vice Presidents as in the opinion of the Board of Directors the business of the Corporation requires, a Treasurer and a Secretary, any of whom may or may not be directors. The Board of Directors may also elect, from time to time, such other or additional officers as in its opinion are desirable for the conduct of business of the Corporation and such officers shall hold office at the pleasure of the Board of Directors.
Section 3.2   Powers and Duties of Officers.
The Chairman of the Board shall have overall responsibility for the management and direction of the business and affairs of the Corporation and shall exercise such duties as customarily pertain to the office of Chairman of the Board and such other duties as may be prescribed from time to time by the Board of Directors. The Chairman of the Board shall be the senior officer of the Corporation and in case of the inability or failure of the President to perform his or her duties assuming the Chairman of the Board is not also the President, he or she shall perform the duties of the President. He or she may appoint and terminate the appointment or election of officers, agents or employees other than those appointed or elected by the Board of Directors. He or she may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations.
The President of the Corporation shall have such powers and perform such duties as customarily pertain to a chief executive officer (if the Corporation does not otherwise have a Chief Executive Officer) and the office of a president, including, without limitation, being responsible for the active direction of the daily business of the Corporation, and the President shall exercise such other duties as may be prescribed from time to time by the Board of Directors. The President may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations. In the absence or disability of the Chairman of the Board, the President shall perform the duties and exercise the powers of the Chairman of the Board.
Vice Presidents shall have such powers and perform such duties as may be assigned to them by the Chairman of the Board, the President, the executive committee, if any, or the Board of Directors. A Vice President may sign and execute
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contracts and other obligations pertaining to the regular course of his or her duties which implement policies established by the Board of Directors.
Unless the Board of Directors otherwise declares by resolution, the Treasurer shall have general custody of all the funds and securities of the Corporation and general supervision of the collection and disbursement of funds of the Corporation. The Treasurer shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors may designate. The Treasurer may sign, with the Chairman of the Board, President or such other person or persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation. The Treasurer shall enter or cause to be entered regularly in the books of the Corporation a full and accurate account of all moneys received and paid by him or her on account of the Corporation, shall at all reasonable times exhibit his or her books and accounts to any director of the Corporation upon application at the office of the Corporation during business hours and, whenever required by the Board of Directors, or the President, shall render a statement of his or her accounts. The Treasurer shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these Bylaws. The Treasurer may be required to give bond for the faithful performance of his or her duties in such sum and with such surety as shall be approved by the Board of Directors. Any Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors. The Secretary shall cause notice to be given of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board of Directors. The Secretary shall have custody of the corporate seal, minutes and records relating to the conduct and acts of the stockholders and Board of Directors, which shall, at all reasonable times, be open to the examination of any director. The Secretary or any Assistant Secretary may certify the record of proceedings of the meetings of the stockholders or of the Board of Directors or resolutions adopted at such meetings, may sign or attest certificates, statements or reports required to be filed with governmental bodies or officials, may sign acknowledgments of instruments, may give notices of meetings and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
Section 3.3   Bank Accounts.
In addition to such bank accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer, with approval of the Chairman of the Board or the President, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he or she may deem necessary or appropriate, provided payments from such bank accounts are to be made upon and according to the check of the Corporation, which may be signed jointly or singularly by either the manual or facsimile signature or signatures of such officers or bonded employees of the Corporation as shall be specified in the written instructions of the Treasurer or Assistant Treasurer of the Corporation with the approval of the Chairman of the Board or the President of the Corporation.
Section 3.4   Proxies; Stock Transfers.
Unless otherwise provided in the Articles of Incorporation or directed by the Board of Directors, the Chairman of the Board or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to attend and to vote upon all matters and resolutions at any meeting of stockholders of any corporation in which this Corporation may hold stock, or owners of any other entity in which the Corporation may hold an interest, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock or ownership interests at any such meeting, whether regular or special, and at all adjournments or postponements thereof, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock or ownership interests, with full power of substitution or revocation. Unless otherwise provided in the Articles of Incorporation or directed by the Board of Directors, the Chairman of the Board or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to transfer, sell or dispose of stock of any corporation in which the Corporation may hold stock or ownership interests in any other entity in which the Corporation may own an interest.
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ARTICLE IV
CAPITAL STOCK
Section 4.1   Shares.
Unless specified in the resolution of the Board of Directors approving an issuance of shares that the shares of the Corporation being issued in connection therewith shall be certificated, the shares of the Corporation shall be uncertificated shares and may be evidenced by a book-entry system maintained by the registrar of such stock or otherwise uncertificated in accordance with Nevada law. Certificates (if any) shall be signed by or in the name of the Corporation by any two authorized officers of the Corporation, and may be sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or printed. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation, or the registrar or transfer agent with respect to such shares, shall send to the registered owner thereof a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to NRS 78.235 and 78.242. Within 10 days after receipt of a written request therefor, the Corporation, or the transfer agent of such stock, shall provide to such stockholder of record a written confirmation of such information as may be required by NRS 78.235. Each stockholder of record of uncertificated shares, by acceptance of uncertificated shares, consents to receipt of such information statements by electronic communication at the address for electronic mail or other mode of electronic communications, if any, as may be on the records of the Corporation or its registrar, or, if no such address is provided, such stockholder undertakes to create an account on the registrar’s online site for stockholders and consents to receipt of such information by that means of communication.
Any of or all the signatures on a certificate may be electronic or facsimile. In case any officer, transfer agent or registrar who has signed or whose electronic or facsimile signature has been placed upon a certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar had not ceased to hold such position at the time of its issuance.
Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
Section 4.2   Transfer of Shares.
(a)   Upon surrender to the Corporation or the transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, unless all shares of the relevant class or series are uncertificated shares or as otherwise provided by law, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled, and the issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.
(b)   The stockholder of record is the person whose name appears on the stock ledger of the Corporation as the owner of record of shares of any class or series of the stock of the Corporation, and the term does not include a beneficial owner of shares who is not simultaneously the owner of record of such shares as indicated in the stock ledger. The stockholder of record shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.
Section 4.3   Lost Certificates.
The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates or uncertificated shares representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation and the transfer agent against any claim that may be made against the Corporation with respect to the certificate alleged
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to have been lost, stolen or destroyed or the issuance of such new certificates or uncertificated shares, and such requirement may be general or confined to specific instances.
Section 4.4   Transfer Agent and Registrar.
The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the manual or facsimile signature or signatures of any of them. The transfer agent and registrar may be the same person or entity.
Section 4.5   Regulations.
The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation and replacement of certificates representing stock of the Corporation or uncertificated shares, which rules and regulations shall comply in all respects with the rules and regulations of the transfer agent.
ARTICLE V
GENERAL PROVISIONS
Section 5.1   Offices.
The Corporation shall maintain a registered office in the State of Nevada as required by the laws of the State of Nevada. The Corporation may also have offices in such other places, either within or without the State of Nevada, as the Board of Directors may from time to time designate or as the business of the Corporation may require.
Section 5.2   Fiscal Year.
The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.
Section 5.3   Notices and Waivers Thereof.
Whenever any notice is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws to be given by the Corporation to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, by mail, by courier service, by electronic mail or by other electronic transmission permissible under applicable law. Any notice given by electronic mail shall be deemed to have been given when it shall have been directed to such stockholder’s, director’s or officer’s electronic mail address as it appears on the records of the Corporation unless, in the case of a stockholder, such stockholder has notified the Corporation in writing by mail (or personally or by courier service) or by electronic mail of an objection to receiving notice by electronic mail, or consent for receipt of such notice by electronic mail is deemed revoked pursuant to NRS 75.150(3), any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid directed to such stockholder, director, or officer, as the case may be, at such stockholder’s, director’s, or officer’s, as the case may be, address as it appears in the records of the Corporation, and any notice given by courier service shall be deemed to have been given on the earlier of when such notice is received or left at such stockholder’s, director’s or officer’s, as the case may be, address as it appears in the records of the Corporation. An affidavit of the Secretary or Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, by courier service, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Whenever any notice is required to be given by law, the Articles of Incorporation, or these Bylaws to the person entitled to such notice, a waiver thereof, in writing signed by the person, or by electronic transmission, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law. If such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the person waiving notice. In addition, notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any director if such director shall sign the minutes of such meeting or attend the meeting, except that if such director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such director shall not be deemed to have waived notice of such meeting.
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To the fullest extent permitted by NRS 78.370, or other applicable law, if the Corporation is a publicly traded corporation on the record date for a meeting of its stockholders, notice to the stockholders with respect thereto may be satisfied by the Corporation’s timely filing, pursuant to Section 14(a) of the Exchange Act, of a proxy statement or an amendment thereto.
Section 5.4   Saving Clause.
These Bylaws are subject to the provisions of the Articles of Incorporation and applicable law. In the event any provision of these Bylaws is inconsistent with the Articles of Incorporation or the corporate laws of the State of Nevada, including NRS Chapters 78 and 92A, such provision shall be invalid to the extent only of such conflict, and such conflict shall not affect the validity of any other provision of these Bylaws.
Section 5.5   Amendments.
In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is hereby expressly authorized and empowered to adopt, amend or repeal any provision of these Bylaws in accordance with Article V, Section F of the Articles of Incorporation.
Subject to the rights of the holders of any series of preferred stock, these Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of not less than 66 2/3% of the total voting power of the then outstanding capital stock of the Corporation entitled to vote thereon; provided, however, that this paragraph shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of these Bylaws by the Board of Directors in accordance with the preceding paragraph.
Section 5.6   Changes in Nevada Law.
References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article II, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.
Section 5.7   Gender/Number.
As used in these Bylaws, the masculine, feminine, or neuter gender, and the singular and plural number, shall include the other whenever the context so indicates.
Section 5.8   Electronic Transmission.
For purposes of these Bylaws:
(a)   “electronic transmission” shall have the meaning given such term in NRS 75.050;
(b)   “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information); and
(c)   “electronic mail address” means destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.
D-16 / 2026 PROXY STATEMENT

BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY MEDIA CORPORATIONP.O. BOX 1342 BRENTWOOD, NY 11717VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. New York City time on May 10, 2026. Have your proxycard in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LMC2026You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. New York City time on May 10, 2026. Have your proxy card in hand when youcall and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V86906-P46612 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY LIBERTY MEDIA CORPORATION01) Derek Chang02) Evan D. Malone03) Larry E. Romrell1. Election of DirectorsNominees:The Board of Directors recommends a vote FOR allnominees listed in Proposal 1. ForAllWithholdAllFor AllExcept To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.3. The conversion proposal, to approve the adoption of a resolution of the Board of Directors of Liberty Media Corporation ("Liberty Media") approvingthe conversion of Liberty Media to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with applicable lawand the plan of conversion, including the adoption of new Articles of Incorporation under Nevada law.4. The adjournment proposal, to approve one or more adjournments of the annual meeting by Liberty Media from time to time to permit further solicitationof proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the conversion proposal at the time ofsuch adjournment or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name byauthorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. V86907-P46612 LIBERTY MEDIA CORPORATIONAnnual Meeting of StockholdersMay 11, 2026, 11:45 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Liberty Formula One common stock and/or Series B Liberty Formula One common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 11:45 a.m., Mountain time, on May 11, 2026, via a live webcast accessibleat www.virtualshareholdermeeting.com/LMC2026, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE
SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 and 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE